UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2017 through August 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                              Pioneer High Income
                              Municipal Fund

--------------------------------------------------------------------------------
                              Annual Report | August 31, 2018
--------------------------------------------------------------------------------

                              Ticker Symbols:
                              Class A    PIMAX
                              Class C    HICMX
                              Class Y    HIMYX

                              [LOGO]   Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                              visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              13

Schedule of Investments                                                      15

Financial Statements                                                         29

Notes to Financial Statements                                                36

Report of Independent Registered Public Accounting Firm                      45

Additional Information                                                       47

Trustees, Officers and Service Providers                                     50

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/18 1

President's Letter

Over the first half of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned 2.65%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.62%. While the markets have delivered somewhat mixed and tepid returns, we have observed the U.S. Federal Reserve System (the
Fed) continuing to tighten monetary policy by increasing interest rates in both March and June, and moving forward with the tapering of its balance sheet, a process which began in October 2017. The Fed also signaled the potential for two additional rate hikes before the end of this year, given robust economic growth and the potential for rising inflation.

Although domestic equities gained ground during the first six months of the year, the investment backdrop proved more challenging compared to the favorable conditions of the past two years. On the positive side, stocks continued to benefit from the underpinnings of robust domestic economic growth, lower tax rates, and rising corporate earnings. At the same time, however, day-to-day market volatility began to pick up in response to worries about rising interest rates and uncertainty regarding U.S. trade policy. In fact, while the S&P 500 Index was positive for the first half of the year, the majority of its gain occurred in January, as stocks suffered a steep sell-off in early February and spent the rest of the six months ended June 30, 2018, regaining lost ground.

Across the fixed-income space, rising interest rates have helped drive down returns of most asset classes, though the floating-rate sector, which includes bank loans, has fared well in the rising-rate environment. In addition, structured sectors, such as asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, despite rising interest rates and rising home prices.

Although we have experienced an increase in volatility in the equity markets, looking ahead, we have not changed our outlook and still have a constructive view of U.S. stocks, especially given other investment alternatives. Economic growth continues to improve and overall equity valuations - while elevated in the growth segment of the market - in our view, are not excessive. In addition, U.S. gross domestic product (GDP) growth remains strong, coming in at above 2% for the first quarter of 2018, with projections of a continued, if not increasing growth rate for the second quarter.

2 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

In fixed income, we believe that attractive investment opportunities still exist, even with interest rates on the rise. In general, our core fixed-income portfolios remain underweight to nominal U.S. Treasuries, which are sensitive to the rising-rate environment. We have, however, allocated assets to Treasury inflation-protected securities, or TIPS, which are indexed to inflation in order to protect against its negative effects. In addition, we believe investors should be selective when investing in the investment-grade bond sector, as the use of leverage by corporations to fund mergers and acquisitions as well as stock buybacks and dividend increases has risen significantly. We continue to see more attractive valuations within structured investment vehicles, such as residential MBS, as fundamentals within the U.S. housing market are solid and U.S. consumer sentiment remains positive.

We believe this year's market fluctuations have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/18 3

Portfolio Management Discussion | 8/31/18

Certain provisions within the "Tax Cut and Jobs Act of 2017," which was signed into law in December, drove record levels of municipal issuance during that month. However, the municipal market became much more settled by early 2018, and high-yield municipals delivered strong performance over the full 12-month period ended August 31, 2018. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the 12-month period. Mr. Chirunga, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi Pioneer.

Q     How did the Fund perform during the 12-month period ended August 31, 2018?

A Pioneer High Income Municipal Fund's Class A shares returned 5.60% at net asset value during the 12-month period ended August 31, 2018, while the Fund's benchmark, the Bloomberg Barclays U.S. Municipal High Yield Bond Index (the Bloomberg Barclays Index), returned 6.21%. During the same period, the average return of the 183 mutual funds in Morningstar's High-Yield Municipal Funds category was 3.31%.

Q How would you describe the investment environment in the municipal bond market during the 12-month period ended August 31, 2018?

A When the Tax Cut and Jobs Act of 2017 ("the Act") was finalized, its changes to the tax code included the provision that, within the municipal market, "advance refunding bonds" would no longer be tax exempt as of January 1, 2018. Advance refunding bonds are issued to pay off, or "refund," another outstanding bond more than 90 days in "advance" of its "call" date, or the date the previously outstanding bond was redeemable prior to maturity. The advance refunding bond will often be issued at a lower interest rate than the bond being refunded. Advance refunding bonds have traditionally been issued by municipalities to refinance debt at lower rates and to delay repayment of principal.

      In response to the passage of the Act, a host of municipal entities rushed to issue advance refunding bonds in December 2017, before the new law took effect, bringing that month's municipal issuance to a record-breaking $62.5 billion. The December 2017 spike in municipal supply was well received by the market, but in January 2018, there was a significant

4 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 reduction in municipal supply, despite still-strong demand, given the fact that many issuers who would have typically issued municipal bonds in January had already done so in December. Due to the limited supply in the high-yield tax-free bond market, yields between high-yield and investment-grade municipals began to tighten.

      After that period, however, high-yield municipals continued to be one of the stronger-performing asset classes within fixed income over the first eight months of 2018. (Year-to-date through August 31, 2018, high-yield municipals, as measured by the Bloomberg Barclays Index, have returned 4.86%.)

      Overall, the U.S. economy continued to perform well during the 12-month period, despite increasing trade tensions between the United States and a number of other countries, and the U.S. Federal Reserve's (the Fed's) continued actions to remove monetary stimulus from the economy. The Fed raised short-term interest rates in December 2017, March 2018, and June 2018, and also began reducing its balance sheet in October 2017, by letting maturing holdings of Treasuries and agency mortgage-backed securities runoff its books, rather than reinvesting the principal proceeds from the maturing assets. Those moves had been anticipated by most, however, and so they had little effect on the markets. In addition, the yield curve continued to flatten, as long-term Treasury rates remained stable and short-term rates continued to rise during the 12-month period.

Q Which of your investment decisions had the biggest effects on the Fund's performance relative to the Bloomberg Barclays Index during the 12-month period ended August 31, 2018?

A While the Fund's performance slightly lagged that of the Bloomberg Barclays Index for the 12-month period, the only major detractor from benchmark-relative returns was a position in revenue bonds issued by the Sanger (Texas) Industrial Development Corporation.

      On the positive side, individual portfolio holdings that contributed to the Fund's benchmark-relative returns included Puerto Rico's general obligation bonds; education bonds issued by the City of Philippi, West Virginia; and Virginia tobacco bonds.

      During the period, we made no significant changes to the portfolio's sector weightings, as we continued to maintain a strong balance between holdings in senior living centers, and in the charter school and tobacco sectors.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/18 5

Q Did the Fund have any investments in any derivative securities during the 12-month period ended August 31, 2018?

A     No, the Fund had no investments in any derivatives during the period.

Q Did the Fund's distributions to shareholders change during the 12-month period ended August 31, 2018?

A No, the Fund's monthly distribution levels remained stable throughout the period.

Q     What is your investment outlook?

A Our outlook for the high-yield municipal market remains positive. We believe that healthy demand from both traditional and non-traditional investors drawn to the market by the attractive value and generous yields of municipal bonds -- as compared with taxable debt -- can continue to outstrip limited new-issue supply and help to support the prices of higher-yielding municipal securities. At the same time, we think that the U.S. economy should continue to grow at a stable and modest pace, without an accompanying acceleration in inflation.

      Given that economic scenario, we believe solidly performing municipal high-yield bonds should continue to experience steady credit improvement. We also believe that the Fed will maintain its deliberate and cautious approach as it gradually raises short-term interest rates. However, unforeseen geopolitical events and the possibility that heated rhetoric and the implementation of tariffs could develop into a full-blown trade war may lead to additional volatility within financial markets in the coming months.

      Consistent with our investment discipline in managing the Fund, we intend to continue to focus on intensive, fundamental research into individual bond issues, while maintaining a close watch on any economic factors that could influence the high-yield municipal market. That said, we do not anticipate making any significant changes to the portfolio's positioning and structure in the near future.

6 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

Please refer to the Schedule of Investments on pages 15-28 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/18 7

Portfolio Summary | 8/31/18

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Special Revenues                                                           27.6%
Health                                                                     18.0%
Education                                                                  17.1%
Various Revenues                                                           11.4%
Housing                                                                     9.7%
General Obligation                                                          5.5%
Escrowed                                                                    5.1%
Pollution Control Revenue                                                   3.7%
Transportation                                                              1.5%
Insured                                                                     0.2%
Water & Sewer                                                               0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. City of Philippi, Alderson-Broaddus College, Inc., Series A, 7.75%, 10/1/44                 2.35%
-----------------------------------------------------------------------------------------------------
 2. Suffolk Tobacco Asset Securitization Corp., Capital Appreciation, Series C,
    6.625%, 6/1/44                                                                              2.13
-----------------------------------------------------------------------------------------------------
 3. Northern Tobacco Securitization Corp., Asset-Backed, Series A, 5.0%, 6/1/46                 2.06
-----------------------------------------------------------------------------------------------------
 4. Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/47                                2.04
-----------------------------------------------------------------------------------------------------
 5. Michigan Tobacco Settlement Finance Authority, Series A, 6.0%, 6/1/48                       1.99
-----------------------------------------------------------------------------------------------------
 6. Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                                         1.76
-----------------------------------------------------------------------------------------------------
 7. Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-2,
    5.875%, 6/1/47                                                                              1.39
-----------------------------------------------------------------------------------------------------
 8. Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-2,
    6.0%, 6/1/42                                                                                1.26
-----------------------------------------------------------------------------------------------------
 9. Chicago Board of Education, Series B, 6.5%, 12/1/46                                         1.23
-----------------------------------------------------------------------------------------------------
10. Pennsylvania Economic Development Financing Authority, US Airways Group,
    Series B, 8.0%, 5/1/29                                                                      1.23
-----------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


8 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

Prices and Distributions | 8/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                 8/31/18                8/31/17
--------------------------------------------------------------------------------
            A                     $7.36                  $7.32
--------------------------------------------------------------------------------
            C                     $7.36                  $7.32
--------------------------------------------------------------------------------
            Y                     $7.26                  $7.22
--------------------------------------------------------------------------------

Distributions per Share: 9/1/17 - 8/31/18

--------------------------------------------------------------------------------
                      Net Investment       Short-Term         Long-Term
           Class         Income           Capital Gains      Capital Gains
--------------------------------------------------------------------------------
            A           $0.3580              $ --               $ --
--------------------------------------------------------------------------------
            C           $0.3025              $ --               $ --
--------------------------------------------------------------------------------
            Y           $0.3664              $ --               $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/18 9

Performance Update | 8/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2018)
----------------------------------------------------------
                                         Bloomberg
               Net         Public        Barclays U.S.
               Asset       Offering      Municipal
               Value       Price         High Yield
Period         (NAV)       (POP)         Bond Index
----------------------------------------------------------
10 years       4.51%       4.03%         6.03%
5 years        6.00        5.03          7.14
1 year         5.60        0.85          6.21
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
----------------------------------------------------------
                Gross
----------------------------------------------------------
                0.88%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer High Income             U.S. Municipal High
                Municipal Fund                  Yield Bond Index
8/08            $ 9,550                         $10,000
8/09            $ 8,174                         $ 9,081
8/10            $10,230                         $11,086
8/11            $10,417                         $11,469
8/12            $11,588                         $13,235
8/13            $11,094                         $12,717
8/14            $11,927                         $14,592
8/15            $12,510                         $14,582
8/16            $13,873                         $16,533
8/17            $14,057                         $16,905
8/18            $14,845                         $17,954

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

10 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

Performance Update | 8/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2018)
----------------------------------------------------------
                                         Bloomberg
                                         Barclays U.S.
                                         Municipal
               If          If            High Yield
Period         Held        Redeemed      Bond Index
----------------------------------------------------------
10 years       3.72%       3.72%         6.03%
5 years        5.20        5.20          7.14
1 year         4.81        4.81          6.21
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
----------------------------------------------------------
                Gross
----------------------------------------------------------
                1.65%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer High Income             U.S. Municipal High
                Municipal Fund                  Yield Bond Index
8/08            $10,000                         $10,000
8/09            $ 8,483                         $ 9,081
8/10            $10,528                         $11,086
8/11            $10,654                         $11,469
8/12            $11,764                         $13,235
8/13            $11,178                         $12,717
8/14            $11,944                         $14,592
8/15            $12,416                         $14,582
8/16            $13,666                         $16,533
8/17            $13,741                         $16,905
8/18            $14,402                         $17,954

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Effective September 1, 2018, Class C shares will automatically convert to Class A shares after 10 years.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 11

Performance Update | 8/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2018)
----------------------------------------------------------
                                       Bloomberg
                      Net              Barclays U.S.
                      Asset            Municipal
                      Value            High Yield
Period                (NAV)            Bond Index
----------------------------------------------------------
10 years              4.63%            6.03%
5 years               6.16             7.14
1 year                5.80             6.21
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
----------------------------------------------------------
                Gross
----------------------------------------------------------
                0.72%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays
                Pioneer High Income             U.S. Municipal High
                Municipal Fund                  Yield Bond Index
8/08            $5,000,000                      $5,000,000
8/09            $4,284,941                      $4,540,602
8/10            $5,344,425                      $5,543,151
8/11            $5,452,277                      $5,734,456
8/12            $6,075,254                      $6,617,337
8/13            $5,828,876                      $6,358,575
8/14            $6,277,019                      $7,295,886
8/15            $6,585,658                      $7,290,783
8/16            $7,321,468                      $8,266,285
8/17            $7,427,667                      $8,452,302
8/18            $7,858,646                      $8,977,219

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from March 1, 2018, through August 31, 2018.

--------------------------------------------------------------------------------
Share Class                              A                C                Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00        $1,000.00        $1,000.00
Value on 3/1/18
--------------------------------------------------------------------------------
Ending Account Value                 $1,046.17        $1,040.92        $1,045.97
(after expenses) on 8/31/18
--------------------------------------------------------------------------------
Expenses Paid                            $4.44            $8.39            $3.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.86%, 1.63% and 0.68% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2018, through August 31, 2018.

--------------------------------------------------------------------------------
Share Class                              A                C                Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00        $1,000.00        $1,000.00
Value on 3/1/18
--------------------------------------------------------------------------------
Ending Account Value                 $1,020.87        $1,016.99        $1,021.78
(after expenses) on 8/31/18
--------------------------------------------------------------------------------
Expenses Paid                            $4.38            $8.29            $3.47
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.86%, 1.63% and 0.68% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


14 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

Schedule of Investments | 8/31/18

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                            UNAFFILIATED ISSUERS -- 100.2%
                            DEBTOR IN POSSESSION FINANCING -- 1.5% of
                            Net Assets
 3,125,000                  Texas Pellets, Inc. / German Pellets Texas LLC,
                            8.0%, 12/31/16 (144A)                                                       $  3,125,000
 3,275,000                  Texas Pellets, Inc. / German Pellets Texas LLC,
                            8.0%, 7/30/17 (144A)                                                           3,275,000
 1,600,000                  Texas Pellets, Inc. / German Pellets Texas LLC,
                            8.0%, 9/10/17 (144A)                                                           1,600,000
 2,000,000                  Texas Pellets, Inc. / German Pellets Texas LLC,
                            8.0%, 12/31/17 (144A)                                                          2,000,000
 1,046,000                  Texas Pellets, Inc. / German Pellets Texas LLC,
                            8.0%, 9/30/18 (144A)                                                           1,046,000
                                                                                                        -------------
                            Total Diversified Financials                                                $ 11,046,000
---------------------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $11,046,000)                                                          $ 11,046,000
---------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL BONDS -- 98.7% of Net Assets (a)
                            Alaska -- 2.1%
15,150,000                  Northern Tobacco Securitization Corp., Asset-Backed,
                            Series A, 5.0%, 6/1/46                                                      $ 15,218,932
---------------------------------------------------------------------------------------------------------------------
                            Arizona -- 3.1%
 3,000,000                  Arizona Industrial Development Authority, Bridgewater
                            Avondale Project, 5.375%, 1/1/38                                            $  2,948,460
 8,000,000                  City of Phoenix, Industrial Development Authority, 3rd &
                            Indian School Assisted Living Project, 5.4%, 10/1/36                           8,215,440
 4,000,000                  City of Phoenix, Industrial Development Authority, Deer
                            Valley Veterans Assisted Living Project, 5.125%, 7/1/36                        4,074,600
 1,000,000                  County of Pima, Industrial Development Authority, Facility
                            Desert Heights Charter, 7.0%, 5/1/34                                           1,076,990
 3,000,000                  County of Pima, Industrial Development Authority, Facility
                            Desert Heights Charter, 7.25%, 5/1/44                                          3,227,790
   675,000(b)               County of Pima, Industrial Development Authority, Legacy
                            Traditional School Project, 8.5%, 7/1/39                                         711,835
   490,000(b)               County of Pima, Industrial Development Authority, Paradise
                            Education Center Project, 6.0%, 6/1/40                                           505,425
 1,000,000                  Tempe Industrial Development Authority, Revenue Mirabella
                            At ASU Project, Series A, 6.125%, 10/1/47 (144A)                               1,105,000
 1,000,000                  Tempe Industrial Development Authority, Revenue Mirabella
                            At ASU Project, Series A, 6.125%, 10/1/52 (144A)                               1,100,350
                                                                                                        -------------
                                                                                                        $ 22,965,890
---------------------------------------------------------------------------------------------------------------------
                            California -- 9.3%
 1,215,000                  California County Tobacco Securitization Agency,
                            Asset-Backed, Los Angeles County, Series A, 5.6%, 6/1/36                    $  1,220,856
 5,880,000                  California County Tobacco Securitization Agency,
                            Asset-Backed, Merced County, Series A, 5.25%, 6/1/45                           5,918,102

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 15

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                            California -- (continued)
 4,660,000                  California County Tobacco Securitization Agency,
                            Asset-Backed, Sonoma County Corp., 5.125%, 6/1/38                           $  4,690,150
 2,385,000                  California County Tobacco Securitization Agency,
                            Asset-Backed, Sonoma County Corp., 5.25%, 6/1/45                               2,400,431
 1,300,000                  California Municipal Finance Authority, John Adams
                            Academics Project, 5.25%, 10/1/45                                              1,334,580
   500,000                  California Municipal Finance Authority, Santa Rosa
                            Academy Project, 5.125%, 7/1/35 (144A)                                           521,495
 1,575,000                  California Municipal Finance Authority, Santa Rosa
                            Academy Project, 5.375%, 7/1/45 (144A)                                         1,652,710
 6,300,000                  California Municipal Finance Authority, Santa Rosa
                            Academy Project, Series A, 6.0%, 7/1/42                                        6,691,608
 3,000,000(b)               California School Finance Authority, Classical Academies
                            Project, Series A, 7.375%, 10/1/43                                             3,509,940
   310,000                  California School Finance Authority, View Park Elementary &
                            Middle School, Series A, 4.75%, 10/1/24                                          321,839
   830,000                  California School Finance Authority, View Park Elementary &
                            Middle School, Series A, 5.625%, 10/1/34                                         877,750
 1,475,000                  California School Finance Authority, View Park Elementary &
                            Middle School, Series A, 5.875%, 10/1/44                                       1,565,580
 1,000,000                  California School Finance Authority, View Park Elementary &
                            Middle School, Series A, 6.0%, 10/1/49                                         1,065,230
 3,230,000                  California School Finance Authority, View Park High School,
                            Series A, 7.125%, 10/1/48 (144A)                                               3,573,575
 1,560,000                  California Statewide Communities Development Authority,
                            Baptist University, Series A, 6.125%, 11/1/33                                  1,800,053
 4,030,000                  California Statewide Communities Development Authority,
                            Baptist University, Series A, 6.375%, 11/1/43                                  4,645,905
 1,900,000(b)               California Statewide Communities Development Authority,
                            Lancer Educational Student, Series A, 7.5%, 6/1/42                             1,985,557
   315,559(c)               California Statewide Communities Development Authority,
                            Microgy Holdings Project, 9.0%, 12/1/38                                                3
 5,810,000                  Golden State Tobacco Securitization Corp., Asset-Backed,
                            Series A-2, 5.3%, 6/1/37                                                       6,057,216
 7,500,000                  Golden State Tobacco Securitization Corp., Series A-1,
                            5.0%, 6/1/47                                                                   7,702,500
 5,000,000                  Golden State Tobacco Securitization Corp., Series A-1,
                            5.25%, 6/1/47                                                                  5,211,200
 2,500,000(d)               Pittsburg Unified School District Financing Authority, 9/1/41                    999,050
 1,925,000(d)               Pittsburg Unified School District Financing Authority, 9/1/42                    735,716
 4,395,000                  Tobacco Securitization Authority of Southern California,
                            Series A-1, 5.0%, 6/1/37                                                       4,413,547
    80,000                  Tobacco Securitization Authority of Southern California,
                            Series A-1, 5.125%, 6/1/46                                                        80,338
                                                                                                        -------------
                                                                                                        $ 68,974,931
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                            Colorado -- 3.6%
 2,345,000(b)(e)            Castle Oaks Metropolitan District No. 3, 5.5%, 12/1/45                      $  2,598,752
 2,860,000(b)(e)            Castle Oaks Metropolitan District No. 3, 6.25%, 12/1/44                        3,216,299
 2,000,000(b)               Colorado Educational & Cultural Facilities Authority, Rocky
                            Mountain Classical Academy Project, 8.0%, 9/1/43                               2,550,680
 5,000,000(b)               Colorado Educational & Cultural Facilities Authority, Rocky
                            Mountain Classical Academy Project, 8.125%, 9/1/48                             6,406,100
 2,000,000(e)               Copperleaf Metropolitan District No. 2, 5.75%, 12/1/45                         2,092,580
 2,840,000(e)               Crystal Crossing Metropolitan District, 5.25%, 12/1/40                         2,865,276
 1,500,000                  Dominion Water & Sanitation District, 6.0%, 12/1/46                            1,590,630
   500,000(e)               Leyden Rock Metropolitan District No. 10, Series B,
                            7.25%, 12/15/45                                                                  496,235
 1,700,000(e)               Littleton Village Metropolitan District No. 2, 5.375%, 12/1/45                 1,709,469
 1,500,000(e)               Promenade Castle Rock Metropolitan District No. 1,
                            Series A, 5.75%, 12/1/39                                                       1,572,975
 1,250,000(e)               Villas Metropolitan District, Series A, 5.125%, 12/1/48                        1,250,313
                                                                                                        -------------
                                                                                                        $ 26,349,309
---------------------------------------------------------------------------------------------------------------------
                            Connecticut -- 0.6%
 1,285,000(f)               Connecticut State Health & Educational Facility Authority,
                            Yale University, Series V-1, 1.4%, 7/1/36                                   $  1,285,000
 2,885,000                  Town of Hamden, Whitney Center Project, Series A,
                            7.75%, 1/1/43                                                                  2,994,745
                                                                                                        -------------
                                                                                                        $  4,279,745
---------------------------------------------------------------------------------------------------------------------
                            District of Columbia -- 0.1%
   735,000                  District of Columbia Tobacco Settlement Financing Corp.,
                            Asset-Backed, 6.75%, 5/15/40                                                $    761,254
---------------------------------------------------------------------------------------------------------------------
                            Florida -- 1.0%
 5,000,000                  Alachua County Health Facilities Authority, Terraces Bonita
                            Springs Project, Series A, 8.125%, 11/15/46                                 $  5,539,500
   500,000                  Capital Trust Agency, Inc., H Bay Ministries, Inc., 5.0%, 7/1/43                 516,300
   750,000                  Capital Trust Agency, Inc., H Bay Ministries, Inc., 5.0%, 7/1/53                 762,082
   500,000                  Capital Trust Agency, Inc., H Bay Ministries, Inc., 5.25%, 7/1/48                521,115
                                                                                                        -------------
                                                                                                        $  7,338,997
---------------------------------------------------------------------------------------------------------------------
                            Hawaii -- 0.1%
 1,000,000(b)               State of Hawaii Department of Budget & Finance,
                            15 Craigside Project, Series A, 9.0%, 11/15/44                              $  1,085,160
---------------------------------------------------------------------------------------------------------------------
                            Illinois -- 6.0%
 1,000,000                  Chicago Board of Education, 5.75%, 4/1/35                                   $  1,145,430
 2,010,000                  Chicago Board of Education, 6.0%, 4/1/46                                       2,346,092
 2,035,000(e)               Chicago Board of Education, Series A, 5.0%, 12/1/33                            2,117,601
   315,000(e)               Chicago Board of Education, Series A, 5.0%, 12/1/41                              318,541
 1,205,000(e)               Chicago Board of Education, Series A, 5.5%, 12/1/39                            1,237,198
 1,000,000(e)               Chicago Board of Education, Series A, 7.0%,
                            12/1/46 (144A)                                                                 1,193,870
 8,000,000(e)               Chicago Board of Education, Series B, 6.5%, 12/1/46                            9,137,920

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 17

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                            Illinois -- (continued)
 3,250,000(e)               Chicago Board of Education, Series D, 5.0%, 12/1/31                         $  3,404,050
 4,213,653(f)               Illinois Finance Authority, Clare Oaks Project, Series B,
                            4.0%, 11/15/52                                                                 3,561,548
 2,634,795(d)               Illinois Finance Authority, Clare Oaks Project,
                            Series C-1, 11/15/52                                                              82,258
   526,959(d)               Illinois Finance Authority, Clare Oaks Project,
                            Series C-2, 11/15/52                                                             155,126
   526,959(d)               Illinois Finance Authority, Clare Oaks Project,
                            Series C-3, 11/15/52                                                              91,032
 1,050,000                  Illinois Finance Authority, Norwegian American Hospital, Inc.,
                            7.625%, 9/15/28                                                                1,073,667
 4,780,000                  Illinois Finance Authority, Norwegian American Hospital, Inc.,
                            7.75%, 9/15/38                                                                 5,172,916
 5,000,000                  Metropolitan Pier & Exposition Authority, Mccormick Place
                            Expansion Project, 5.0%, 6/15/57                                               5,324,200
 6,850,000                  Southwestern Illinois Development Authority, Comprehensive
                            Mental Health Center, 6.625%, 6/1/37                                           6,379,405
 1,875,000                  Southwestern Illinois Development Authority, Village of
                            Sauget Project, 5.625%, 11/1/26                                                1,785,881
                                                                                                        -------------
                                                                                                        $ 44,526,735
---------------------------------------------------------------------------------------------------------------------
                            Indiana -- 9.9%
 1,750,000                  City of Carmel, Barrington Carmel Project, Series A,
                            7.0%, 11/15/32                                                              $  1,767,413
 2,000,000                  City of Carmel, Barrington Carmel Project, Series A,
                            7.125%, 11/15/42                                                               2,012,980
 2,000,000                  City of Carmel, Barrington Carmel Project, Series A,
                            7.125%, 11/15/47                                                               2,009,380
 3,500,000                  City of Crown Point, Wittenberg Village Project, Series A,
                            8.0%, 11/15/39                                                                 3,610,005
 2,475,000                  City of Evansville, Silver Birch Evansville Project,
                            5.45%, 1/1/38                                                                  2,460,175
   700,000                  City of Fort Wayne, Silver Birch Fort Wayne Project,
                            5.125%, 1/1/32                                                                   688,345
 4,565,000                  City of Fort Wayne, Silver Birch Fort Wayne Project,
                            5.35%, 1/1/38                                                                  4,483,743
 1,275,000                  City of Kokomo, Silver Birch of Kokomo, 5.75%, 1/1/34                          1,304,083
 5,325,000                  City of Kokomo, Silver Birch of Kokomo, 5.875%, 1/1/37                         5,470,106
 1,230,000                  City of Lafayette, Glasswater Creek Lafayette Project,
                            5.6%, 1/1/33                                                                   1,249,569
 6,000,000                  City of Lafayette, Glasswater Creek Lafayette Project,
                            5.8%, 1/1/37                                                                   6,123,960
   500,000                  City of Mishawaka, Silver Birch Mishawaka Project,
                            5.1%, 1/1/32 (144A)                                                              490,495
 4,390,000                  City of Mishawaka, Silver Birch Mishawaka Project,
                            5.375%, 1/1/38 (144A)                                                          4,324,852
 2,050,000                  City of Muncie, Silver Birch Muncie Project, 5.05%, 1/1/31                     2,081,611

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                            Indiana -- (continued)
 5,510,000                  City of Muncie, Silver Birch Muncie Project, 5.25%, 1/1/37                  $  5,565,871
 4,560,000                  City of Terre Haute, Silver Birch Terre Haute Project,
                            5.35%, 1/1/38                                                                  4,478,832
 4,000,000(b)               County of Vigo, Hospital Authority, Union Hospitals, Inc.,
                            8.0%, 9/1/41                                                                   4,689,120
 2,100,000                  Indiana Finance Authority, Multipurpose Educational
                            Facilities, Avondale Meadows Academy Project,
                            5.125%, 7/1/37                                                                 2,061,318
 3,420,000                  Indiana Finance Authority, Multipurpose Educational
                            Facilities, Avondale Meadows Academy Project,
                            5.375%, 7/1/47                                                                 3,407,312
 6,580,000                  Indiana Housing & Community Development Authority,
                            Evergreen Village Bloomington Project, 5.5%, 1/1/37                            6,734,630
 8,000,000                  Town of Plainfield IN Multifamily Housing Revenue,
                            Glasswater Creek Project, 5.375%, 9/1/38                                       7,994,800
                                                                                                        -------------
                                                                                                        $ 73,008,600
---------------------------------------------------------------------------------------------------------------------
                            Iowa -- 0.1%
   125,000                  Iowa Tobacco Settlement Authority, Asset-Backed, Series C,
                            5.375%, 6/1/38                                                              $    126,207
   250,000                  Iowa Tobacco Settlement Authority, Asset-Backed, Series C,
                            5.5%, 6/1/42                                                                     252,415
   100,000                  Iowa Tobacco Settlement Authority, Asset-Backed, Series C,
                            5.625%, 6/1/46                                                                   101,031
                                                                                                        -------------
                                                                                                        $    479,653
---------------------------------------------------------------------------------------------------------------------
                            Kansas -- 1.5%
   400,000                  Kansas Development Finance Authority, Village Shalom
                            Project, Series A, 5.25%, 11/15/33                                          $    410,776
 8,575,000                  Kansas Development Finance Authority, Village Shalom
                            Project, Series A, 5.25%, 11/15/53                                             8,574,314
 2,000,000                  Kansas Development Finance Authority, Village Shalom
                            Project, Series A, 5.5%, 11/15/38                                              2,070,860
                                                                                                        -------------
                                                                                                        $ 11,055,950
---------------------------------------------------------------------------------------------------------------------
                            Maryland -- 0.1%
   940,000                  Maryland Health & Higher Educational Facilities Authority,
                            City Neighbors, Series A, 6.75%, 7/1/44                                     $  1,017,569
---------------------------------------------------------------------------------------------------------------------
                            Massachusetts -- 1.6%
   815,000                  Massachusetts Development Finance Agency, Adventcare
                            Project, 7.625%, 10/15/37                                                   $    858,301
 2,000,000                  Massachusetts Development Finance Agency, Adventcare
                            Project, Series A, 6.75%, 10/15/37                                             2,002,660
 3,849,939                  Massachusetts Development Finance Agency, Linden
                            Ponds, Inc., Series A-1, 5.5%, 11/15/46                                        3,886,629
 1,235,770                  Massachusetts Development Finance Agency, Linden
                            Ponds, Inc., Series A-1, 6.25%, 11/15/26 (144A)                                1,275,525

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                            Massachusetts -- (continued)
 3,340,294                  Massachusetts Development Finance Agency, Linden
                            Ponds, Inc., Series A-1, 6.25%, 11/15/39 (144A)                             $  3,447,751
 1,116,746(d)               Massachusetts Development Finance Agency, Linden
                            Ponds, Inc., Series B, 11/15/56                                                  226,588
                                                                                                        -------------
                                                                                                        $ 11,697,454
---------------------------------------------------------------------------------------------------------------------
                            Michigan -- 6.4%
 1,250,000                  Flint Michigan Hospital Building Authority, Hurley Medical
                            Center, 7.375%, 7/1/35                                                      $  1,335,162
 1,250,000                  Flint Michigan Hospital Building Authority, Hurley Medical
                            Center, Series A, 5.25%, 7/1/39                                                1,282,525
 5,485,000                  Flint Michigan International Academy, Public School
                            Academy, 5.75%, 10/1/37                                                        5,484,616
 4,070,000                  Michigan Public Educational Facilities Authority, David
                            Ellis-West Project, 5.875%, 6/1/37                                             4,069,634
   100,000                  Michigan Public Educational Facilities Authority, Dr. Joseph
                            Pollack, 7.25%, 4/1/20                                                           103,205
 2,020,000                  Michigan Public Educational Facilities Authority, Dr. Joseph
                            Pollack, 8.0%, 4/1/40                                                          2,095,285
 7,135,000(f)               Michigan Strategic Fund, Michigan Department Offices
                            Lease, Series B, 6.75%, 3/1/40                                                 7,752,962
 4,000,000(f)               Michigan Strategic Fund, Series B, 6.625%, 11/1/41                             4,278,000
 4,875,000                  Michigan Tobacco Settlement Finance Authority, Series A,
                            6.0%, 6/1/34                                                                   4,897,913
14,630,000                  Michigan Tobacco Settlement Finance Authority, Series A,
                            6.0%, 6/1/48                                                                  14,698,761
 1,250,000                  Michigan Tobacco Settlement Finance Authority, Series A,
                            6.875%, 6/1/42                                                                 1,252,225
                                                                                                        -------------
                                                                                                        $ 47,250,288
---------------------------------------------------------------------------------------------------------------------
                            Minnesota -- 2.4%
 2,000,000                  Bloomington Port Authority, Radisson Blu Mall of
                            America LLC, 9.0%, 12/1/35                                                  $  2,212,360
 3,040,000                  City of Bethel, Partnership Academy Project, Series A,
                            5.0%, 7/1/38                                                                   3,071,525
 1,000,000                  City of Bethel, Partnership Academy Project, Series A,
                            5.0%, 7/1/48                                                                   1,000,700
 1,000,000                  City of Bethel, Partnership Academy Project, Series A,
                            5.0%, 7/1/53                                                                     981,320
   400,000                  City of Deephaven, Eagle Ridge Academy Project, Series A,
                            5.25%, 7/1/37                                                                    421,752
 1,500,000                  City of Deephaven, Eagle Ridge Academy Project, Series A,
                            5.5%, 7/1/50                                                                   1,587,180
 1,000,000                  City of Paul Minnesota, Housing & Redevelopment Authority,
                            Great River School Project, Series A, 5.5%, 7/1/52 (144A)                      1,025,910

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                            Minnesota -- (continued)
 1,400,000                  City of Rochester, Math & Science Academy Project,
                            Series A, 5.25%, 9/1/43                                                     $  1,399,986
 6,080,000                  City of Rochester, Math & Science Academy Project,
                            Series A, 5.375%, 9/1/50                                                       6,079,939
                                                                                                        -------------
                                                                                                        $ 17,780,672
---------------------------------------------------------------------------------------------------------------------
                            Mississippi -- 0.5%
 2,000,000(f)               Mississippi Business Finance Corp., Chevron USA, Inc.,
                            Project, Series C, 1.54%, 12/1/30                                           $  2,000,000
 1,335,000(f)               Mississippi Business Finance Corp., Chevron USA, Inc.,
                            Project, Series G, 1.54%, 12/1/30                                              1,335,000
                                                                                                        -------------
                                                                                                        $  3,335,000
---------------------------------------------------------------------------------------------------------------------
                            Missouri -- 1.5%
 5,325,000                  Community Memorial Hospital District, Missouri Hospital,
                            6.68%, 12/1/34                                                              $  5,373,298
   500,000                  Kansas City Industrial Development Authority, Series A,
                            4.25%, 4/1/26 (144A)                                                             513,015
 1,000,000                  Kansas City Industrial Development Authority, Series A,
                            5.0%, 4/1/36 (144A)                                                            1,030,460
 1,150,000                  Kansas City Industrial Development Authority, Series A,
                            5.0%, 4/1/46 (144A)                                                            1,167,330
 2,500,000(b)               Kirkwood Industrial Development Authority, Aberdeen
                            Heights, Series A, 8.25%, 5/15/45                                              2,762,475
                                                                                                        -------------
                                                                                                        $ 10,846,578
---------------------------------------------------------------------------------------------------------------------
                            Nevada -- 0.1%
 5,000,000(d)               City of Reno, Reno Transportation Rail Access, Series C,
                            7/1/58 (144A)                                                               $    556,800
---------------------------------------------------------------------------------------------------------------------
                            New Jersey -- 1.3%
 1,215,000                  New Jersey Economic Development Authority, Charter
                            Hatikvah International Academy, 5.25%, 7/1/37 (144A)                        $  1,243,334
 2,500,000                  New Jersey Economic Development Authority, Charter
                            Hatikvah International Academy, 5.375%, 7/1/47 (144A)                          2,558,875
 1,250,000                  New Jersey Economic Development Authority, University
                            Heights Charitable Schools Project, Series A, 5.75%, 9/1/50                    1,309,275
 4,500,000                  New Jersey Health Care Facilities Financing Authority,
                            St. Peters University Hospital, 6.25%, 7/1/35                                  4,795,830
                                                                                                        -------------
                                                                                                        $  9,907,314
---------------------------------------------------------------------------------------------------------------------
                            New Mexico -- 1.2%
 1,430,000                  County of Otero, Mexico Jail Project, 9.0%, 4/1/23                          $  1,383,568
 7,970,000(f)               County of Otero, Mexico Jail Project, 9.0%, 4/1/28                             7,485,504
                                                                                                        -------------
                                                                                                        $  8,869,072
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 21

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                            New York -- 8.9%
   525,000                  Buffalo & Erie County Industrial Land Development Corp.,
                            Medaille College Project, 5.0%, 10/1/28 (144A)                              $    556,531
 4,150,000                  Buffalo & Erie County Industrial Land Development Corp.,
                            Medaille College Project, 5.0%, 10/1/38 (144A)                                 4,228,808
 3,520,000                  Build NYC Resource Corp., Albert Einstein School of
                            Medical, 5.5%, 9/1/45 (144A)                                                   3,798,995
10,000,000(c)               Erie County Industrial Development Agency, Galvstar LLC
                            Project, Series A, 9.25%, 10/1/30                                              2,600,000
 8,000,000(c)               Erie County Industrial Development Agency, Galvstar LLC
                            Project, Series B, 9.25%, 10/1/30                                              2,080,000
 1,795,000(c)               Erie County Industrial Development Agency, Galvstar LLC
                            Project, Series C, 9.25%, 10/1/30                                                466,700
 8,430,000                  Nassau County Tobacco Settlement Corp., Asset-Backed,
                            Series A-3, 5.0%, 6/1/35                                                       8,368,967
 2,935,000                  Nassau County Tobacco Settlement Corp., Asset-Backed,
                            Series A-3, 5.125%, 6/1/46                                                     2,890,975
 5,000,000                  New York City Industrial Development Agency, Brooklyn Navy
                            Yard Cogen Partners, 5.75%, 10/1/36                                            5,046,150
 2,620,000                  New York Counties Tobacco Trust IV, Settlement Pass Through,
                            Series A, 5.0%, 6/1/45                                                         2,593,748
51,600,000(d)               New York Counties Tobacco Trust V Capital Apprecsub Pass
                            Through S-4A, 6/1/60                                                           2,383,920
15,000,000                  Suffolk Tobacco Asset Securitization Corp., Capital
                            Appreciation, Series C, 6.625%, 6/1/44                                        15,777,000
 9,030,000                  Suffolk Tobacco Asset Securitization Corp., Series B,
                            6.0%, 6/1/48                                                                   9,034,696
 6,000,000                  TSASC, Inc., 5.0%, 6/1/48                                                      6,127,380
                                                                                                        -------------
                                                                                                        $ 65,953,870
---------------------------------------------------------------------------------------------------------------------
                            North Dakota -- 0.3%
 2,000,000                  County of Grand Forks, Red River Biorefinery, LLC Project,
                            5.375%, 9/15/38 (144A)                                                      $  1,931,940
---------------------------------------------------------------------------------------------------------------------
                            Ohio -- 6.6%
 4,290,000                  Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 5.125%, 6/1/24                                    $  4,277,216
 4,425,000                  Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 5.75%, 6/1/34                                        4,453,010
   365,000                  Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 5.875%, 6/1/30                                         366,672
10,215,000                  Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 5.875%, 6/1/47                                      10,279,661
 9,285,000                  Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 6.0%, 6/1/42                                         9,316,940
 7,340,000                  Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 6.5%, 6/1/47                                         7,492,085
 3,000,000                  County of Cuyahoga, Metrohealth System, 5.25%, 2/15/47                         3,237,420
   715,000                  Ohio Housing Finance Agency, Sanctuary Springboro Project,
                            5.125%, 1/1/32 (144A)                                                            701,758

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                            Ohio -- (continued)
 5,275,000                  Ohio Housing Finance Agency, Sanctuary Springboro Project,
                            5.45%, 1/1/38 (144A)                                                        $  5,231,007
 2,900,000                  Southeastern Ohio Port Authority, Refunding And
                            Improvement Memorial Health System, 6.0%, 12/1/42                              3,115,702
                                                                                                        -------------
                                                                                                        $ 48,471,471
---------------------------------------------------------------------------------------------------------------------
                            Pennsylvania -- 7.1%
   850,000                  Allegheny County Hospital Development Authority, Ohio Valley
                            General Hospital Project, Series A, 5.125%, 4/1/35                          $    780,062
 1,000,000                  Chester County Industrial Development Authority, Collegium
                            Charter School, Series A, 5.125%, 10/15/37                                     1,031,190
 2,335,000                  Chester County Industrial Development Authority, Collegium
                            Charter School, Series A, 5.25%, 10/15/47                                      2,408,272
 8,425,000                  Delaware County Industrial Development Authority, Chester
                            Charter School Arts Project, Series A, 5.125%,
                            6/1/46 (144A)                                                                  8,532,756
 4,000,000                  Hospitals & Higher Education Facilities Authority of
                            Philadelphia, Temple University Health System, Series A,
                            5.625%, 7/1/42                                                                 4,310,320
 2,005,000                  Pennsylvania Economic Development Financing Authority,
                            US Airways Group, Series A, 7.5%, 5/1/20                                       2,160,027
 8,445,000                  Pennsylvania Economic Development Financing Authority,
                            US Airways Group, Series B, 8.0%, 5/1/29                                       9,122,965
 2,200,000                  Philadelphia Authority for Industrial Development, Greater
                            Philadelphia Health Action, Inc. Project, Series A,
                            6.5%, 6/1/45                                                                   2,278,452
 3,145,000                  Philadelphia Authority for Industrial Development, Greater
                            Philadelphia Health Action, Inc. Project, Series A,
                            6.625%, 6/1/50                                                                 3,269,919
 2,500,000                  Philadelphia Authority for Industrial Development, Green
                            Woods Charter School Project, Series A, 5.5%, 6/15/32                          2,586,650
 5,200,000                  Philadelphia Authority for Industrial Development, Green
                            Woods Charter School Project, Series A, 5.75%, 6/15/42                         5,366,816
 6,000,000                  Philadelphia Authority for Industrial Development, Nueva
                            Esperanze, Inc., 8.2%, 12/1/43                                                 6,624,660
 1,000,000                  Philadelphia Authority for Industrial Development, Performing
                            Arts Charter School Project, 6.5%, 6/15/33 (144A)                              1,044,160
 3,000,000                  Philadelphia Authority for Industrial Development, Performing
                            Arts Charter School Project, 6.75%, 6/15/43 (144A)                             3,131,580
                                                                                                        -------------
                                                                                                        $ 52,647,829
---------------------------------------------------------------------------------------------------------------------
                            Puerto Rico -- 1.8%
24,000,000(c)(e)            Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                         $ 13,020,000
---------------------------------------------------------------------------------------------------------------------
                            Rhode Island -- 0.0%+
 2,065,000(c)               Central Falls Detention Facility Corp., 7.25%, 7/15/35                      $    371,700
---------------------------------------------------------------------------------------------------------------------
                            Tennessee -- 0.0%+
     5,000                  Johnson City Health & Educational Facilities Board,
                            Appalachian Christian Village, 5.0%, 2/15/43                                $      4,398
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 23

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                            Texas -- 8.3%
   200,000                  Arlington Higher Education Finance Corp., Universal
                            Academy, Series A, 5.875%, 3/1/24                                           $    202,284
   525,000                  Arlington Higher Education Finance Corp., Universal
                            Academy, Series A, 6.625%, 3/1/29                                                539,900
   375,000                  Arlington Higher Education Finance Corp., Universal
                            Academy, Series A, 7.0%, 3/1/34                                                  387,367
 7,030,000                  Arlington Higher Education Finance Corp., Universal
                            Academy, Series A, 7.125%, 3/1/44                                              7,236,541
   350,000                  City of Celina, 5.375%, 9/1/28                                                   352,506
   800,000                  City of Celina, 5.5%, 9/1/24                                                     805,560
   250,000                  City of Celina, 5.5%, 9/1/32                                                     250,970
   650,000                  City of Celina, 5.875%, 9/1/40                                                   654,316
 1,075,000                  City of Celina, 6.0%, 9/1/30                                                   1,089,050
 2,700,000                  City of Celina, 6.25%, 9/1/40                                                  2,734,992
   234,442(c)               Gulf Coast Industrial Development Authority, Microgy
                            Holdings Project, 7.0%, 12/1/36                                                        2
 1,125,000                  Kinney County Public Facilities Corp., 7.0%, 11/1/25                           1,119,251
 2,000,000                  La Vernia Higher Education Finance Corp., Meridian World
                            School, Series A, 5.5%, 8/15/45 (144A)                                         2,065,340
 8,122,000(f)               Lower Neches Valley Authority Industrial Development Corp.,
                            ExxonMobil Corp., 1.54%, 11/1/38                                               8,122,000
 1,000,000                  Newark Higher Education Finance Corp., Austin Achieve
                            Public Schools, Inc., 5.0%, 6/15/48                                            1,012,570
17,350,000(c)+              Sanger Industrial Development Corp., Texas Pellets Project,
                            Series B, 8.0%, 7/1/38                                                         6,662,400
 3,500,000                  Tarrant County Cultural Education Facilities Finance Corp.,
                            Buckner Senior Living Ventana Project, 6.625%, 11/15/37                        3,868,165
 2,250,000(c)               Tarrant County Cultural Education Facilities Finance Corp.,
                            Mirador Project, Series A, 4.625%, 11/15/41                                    1,558,620
 5,000,000(c)               Tarrant County Cultural Education Facilities Finance Corp.,
                            Mirador Project, Series A, 4.875%, 11/15/48                                    3,456,100
   120,000(b)               Tarrant County Cultural Education Facilities Finance Corp.,
                            MRC Crestview Project, 8.0%, 11/15/34                                            135,599
 6,350,000(b)               Tarrant County Cultural Education Facilities Finance Corp.,
                            MRC Crestview Project, 8.125%, 11/15/44                                        7,192,455
 1,775,000                  Tarrant County Cultural Education Facilities Finance Corp.,
                            Stayton At Museum Way, Series A, 8.0%, 11/15/28                                1,757,570
   500,000                  Tarrant County Cultural Education Facilities Finance Corp.,
                            Stayton At Museum Way, Series A, 8.25%, 11/15/39                                 491,590
 5,400,000                  Tarrant County Cultural Education Facilities Finance Corp.,
                            Stayton At Museum Way, Series A, 8.25%, 11/15/44                               5,304,582
 1,000,000(c)               Texas Midwest Public Facility Corp., Secure Treatment Facility
                            Project, 9.0%, 10/1/30                                                           230,000
 1,250,000                  Village on the Park, New Hope Cultural Education Facilities
                            Finance Corp., Cardinal Bay, Inc., 5.5%, 7/1/46                                1,349,525
 1,000,000                  Village on the Park, New Hope Cultural Education Facilities
                            Finance Corp., Cardinal Bay, Inc., 5.75%, 7/1/51                               1,089,150

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                            Texas -- (continued)
   115,000                  Village on the Park, New Hope Cultural Education Facilities
                            Finance Corp., Cardinal Bay, Inc., 6.0%, 7/1/26                             $    116,027
 1,350,000                  Village on the Park, New Hope Cultural Education Facilities
                            Finance Corp., Cardinal Bay, Inc., 7.0%, 7/1/51                                1,398,195
                                                                                                        -------------
                                                                                                        $ 61,182,627
---------------------------------------------------------------------------------------------------------------------
                            Utah -- 1.1%
   710,000                  Utah Charter School Finance Authority, Summit Academy
                            High School, Series A, 7.25%, 5/15/21                                       $    752,018
 1,985,000                  Utah Charter School Finance Authority, Summit Academy
                            High School, Series A, 8.125%, 5/15/31                                         2,138,818
 5,145,000                  Utah Charter School Finance Authority, Summit Academy
                            High School, Series A, 8.5%, 5/15/41                                           5,531,338
                                                                                                        -------------
                                                                                                        $  8,422,174
---------------------------------------------------------------------------------------------------------------------
                            Virginia -- 4.6%
 2,100,000                  Cherry Hill Community Development Authority, Potomac
                            Shores Project, 5.4%, 3/1/45 (144A)                                         $  2,151,891
   815,000                  Embrey Mill Community Development Authority, 5.3%,
                            3/1/35 (144A)                                                                    826,149
 4,675,000                  Embrey Mill Community Development Authority, 5.6%,
                            3/1/45 (144A)                                                                  4,761,394
   250,000                  Hanover County Economic Development Authority, Covenant
                            Woods, 5.0%, 7/1/38                                                              267,650
   700,000                  Hanover County Economic Development Authority, Covenant
                            Woods, 5.0%, 7/1/48                                                              743,540
 1,375,000                  Hanover County Economic Development Authority, Covenant
                            Woods, 5.0%, 7/1/51                                                            1,455,314
 3,500,000                  Peninsula Town Center Community Development Authority,
                            4.5%, 9/1/45 (144A)                                                            3,570,035
 1,250,000                  Peninsula Town Center Community Development Authority,
                            5.0%, 9/1/37 (144A)                                                            1,330,962
 2,000,000                  Peninsula Town Center Community Development Authority,
                            5.0%, 9/1/45 (144A)                                                            2,114,160
15,110,000                  Tobacco Settlement Financing Corp., Series B-1,
                            5.0%, 6/1/47                                                                  15,110,151
 1,750,000                  Tobacco Settlement Financing Corp., Series B-2,
                            5.2%, 6/1/46                                                                   1,766,433
                                                                                                        -------------
                                                                                                        $ 34,097,679
---------------------------------------------------------------------------------------------------------------------
                            West Virginia -- 2.3%
25,000,000(c)               City of Philippi, Alderson-Broaddus College, Inc., Series A,
                            7.75%, 10/1/44                                                              $ 17,400,000
---------------------------------------------------------------------------------------------------------------------
                            Wisconsin -- 5.2%
   775,000                  Public Finance Authority, Community School of Davidson
                            Project, 5.0%, 10/1/33                                                      $    809,906
 3,800,000                  Public Finance Authority, Community School of Davidson
                            Project, 5.0%, 10/1/48                                                         3,881,320

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 25

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                            Wisconsin -- (continued)
 1,590,000                  Public Finance Authority, Coral Academy Science Las Vegas,
                            5.625%, 7/1/44                                                              $  1,728,950
 5,325,000                  Public Finance Authority, Glenridge Palmer Ranch, Series A,
                            8.25%, 6/1/46                                                                  6,078,008
 5,057,500                  Public Finance Authority, Las Ventanas Retirement
                            Community, 7.0%, 10/1/42                                                       5,065,946
   500,000                  Public Finance Authority, Lead Academy Project, Series A,
                            4.25%, 8/1/26 (144A)                                                             485,590
 2,000,000                  Public Finance Authority, Lead Academy Project, Series A,
                            5.0%, 8/1/36 (144A)                                                            1,953,660
 2,450,000                  Public Finance Authority, Lead Academy Project, Series A,
                            5.125%, 8/1/46 (144A)                                                          2,373,903
 2,000,000                  Public Finance Authority, Proton Treatment, Series A-1,
                            6.375%, 1/1/48 (144A)                                                          2,025,700
   500,000                  Public Finance Authority, SearStone CCRC Project, Series A,
                            5.3%, 6/1/47                                                                     491,980
 2,500,000                  Public Finance Authority, SearStone CCRC Project, Series A,
                            5.375%, 6/1/52                                                                 2,467,175
 8,615,000(d)               Public Finance Authority, Springshire Pre Development
                            Project, 12/1/20 (144A)                                                        6,626,744
 1,245,000                  Public Finance Authority, Voyager Foundation, Inc., Project,
                            Series A, 5.125%, 10/1/45                                                      1,264,360
 2,815,000                  Public Finance Authority, Voyager Foundation, Inc., Project,
                            Series A, 6.2%, 10/1/42                                                        2,991,135
                                                                                                        -------------
                                                                                                        $ 38,244,377
---------------------------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $734,234,460)                                                         $729,053,968
---------------------------------------------------------------------------------------------------------------------
                            PROMISSORY NOTE -- 0.1% of Net Assets
   600,000                  Michigan Strategic Fund, CFP Michigan II LLC, 2010B,
                            8.0%, (UMB Bank, N.A. PRIME + 3.0%)                                         $    600,000
---------------------------------------------------------------------------------------------------------------------
                            TOTAL PROMISSORY NOTE
                            (Cost $600,000)                                                             $    600,000
---------------------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.3%
                            (Cost $745,880,460) (g)                                                     $740,699,968
---------------------------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- (0.3)%                                      $ (1,903,881)
---------------------------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                                        $738,796,087
=====================================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2018, the value of these securities amounted to $97,270,410, or 13.2% of net assets.

PRIME     U.S. Federal Funds Rate.

+         Amount rounds to less than 0.1%.

+ Securities that used significant unobservable inputs to determine their value.

(a)       Consists of Revenue Bonds unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

(b) Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(c)       Security is in default.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e)       Represents a General Obligation Bond.

(f) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2018.

(g) The concentration of investments by type of obligation/market sector is as follows:


          Revenue Bonds:
          Special Revenues                                                 27.6%
          Health                                                           18.0%
          Education                                                        17.1%
          Various Revenues                                                 11.4%
          Housing                                                           9.7%
          General Obligation                                                5.5%
          Escrowed                                                          5.1%
          Pollution Control Revenue                                         3.7%
          Transportation                                                    1.5%
          Insured                                                           0.2%
          Water & Sewer                                                     0.2%
                                                                          ------
                                                                          100.0%
                                                                          ======

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2018 aggregated to $273,154,883 and $134,210,503, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2018, the Fund did not engage in cross trade activity.

At August 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $754,734,055 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
      there is an excess of value over tax cost                                   $ 33,069,972
    Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value                                    (47,104,059)
                                                                                  ------------
    Net unrealized depreciation                                                   $(14,034,087)
                                                                                  ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements - Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements - Note 1A.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 27

The following is a summary of the inputs used as of August 31, 2018, in valuing the Fund's investments.

-------------------------------------------------------------------------------------------------
                                      Level 1     Level 2          Level 3           Total
-------------------------------------------------------------------------------------------------
Debtor in Possession Financing        $ --        $ 11,046,000     $       --        $ 11,046,000
Municipal Bonds                         --         722,391,568      6,662,400         729,053,968
Promissory Note                         --             600,000             --             600,000
-------------------------------------------------------------------------------------------------
Total Investments in Securities       $ --        $734,037,568     $6,662,400        $740,699,968
=================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                    Municipal
                                                                    Bonds
--------------------------------------------------------------------------------
Balance as of 8/31/17                                               $ 8,241,250
Realized gain (loss)(1)                                                      --
Change in unrealized appreciation (depreciation)(2)                  (1,578,850)
Accrued discounts/premiums                                                   --
Purchases                                                                    --
Sales                                                                        --
Transfers in to Level 3                                                      --
Transfers out of Level 3                                                     --
--------------------------------------------------------------------------------
Balance as of 8/31/18                                               $ 6,662,400
================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

During the year ended August 31, 2018 there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

Statement of Assets and Liabilities | 8/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (Cost $745,880,460)             $740,699,968
  Cash                                                                               906,704
  Receivables --
     Investment securities sold                                                      240,000
     Fund shares sold                                                              4,738,859
     Interest                                                                     10,395,987
  Other assets                                                                        58,011
---------------------------------------------------------------------------------------------
       Total assets                                                             $757,039,529
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $ 13,472,660
     Fund shares repurchased                                                       3,921,032
     Distributions                                                                   520,144
     Trustees' fees                                                                    2,504
  Due to affiliates                                                                   61,235
  Accrued expenses                                                                   265,867
---------------------------------------------------------------------------------------------
       Total liabilities                                                        $ 18,243,442
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $777,194,509
  Undistributed net investment income                                              7,956,181
  Accumulated net realized loss on investments                                   (41,174,111)
  Net unrealized depreciation on investments                                      (5,180,492)
---------------------------------------------------------------------------------------------
       Net assets                                                               $738,796,087
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $313,695,025/42,635,449 shares)                             $       7.36
  Class C (based on $134,669,832/18,295,750 shares)                             $       7.36
  Class Y (based on $290,431,230/39,993,283 shares)                             $       7.26
MAXIMUM OFFERING PRICE:
  Class A ($7.36 / 95.5%)                                                       $       7.71
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 29

Statement of Operations

For the Year Ended 8/31/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                            $37,545,388
---------------------------------------------------------------------------------------------
       Total investment income                                                   $37,545,388
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $ 3,086,869
  Administrative expense                                            197,667
  Transfer agent fees
     Class A                                                         71,285
     Class C                                                         58,611
     Class Y                                                        205,188
  Distribution fees
     Class A                                                        686,891
     Class C                                                      1,362,955
  Shareowner communications expense                                  14,207
  Custodian fees                                                     10,349
  Registration fees                                                  80,241
  Professional fees                                                  73,270
  Printing expense                                                   44,447
  Pricing fees                                                       68,415
  Trustees' fees                                                     22,959
  Insurance expense                                                   7,547
  Interest expense                                                    1,765
  Miscellaneous                                                      54,814
---------------------------------------------------------------------------------------------
     Total expenses                                                              $ 6,047,480
---------------------------------------------------------------------------------------------
          Net investment income                                                  $31,497,908
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                         $   907,025
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                         $ 1,847,195
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                         $ 2,754,220
---------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $34,252,128
=============================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                              Year Ended       Year Ended
                                                              8/31/18          8/31/17
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                  $  31,497,908    $  27,673,846
Net realized gain (loss) on investments                             907,025        8,151,315
Change in net unrealized appreciation (depreciation)
  on investments                                                  1,847,195      (31,630,599)
---------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations     $  34,252,128    $   4,194,562
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.36 and $0.36 per share, respectively)        $ (13,486,352)   $ (13,103,073)
     Class C ($0.30 and $0.30 per share, respectively)           (5,654,517)      (6,202,431)
     Class Y ($0.37 and $0.37 per share, respectively)          (10,807,775)      (8,854,782)
---------------------------------------------------------------------------------------------
       Total distributions to shareowners                     $ (29,948,644)   $ (28,160,286)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                             $ 274,930,475    $ 204,185,029
Reinvestment of distributions                                    24,135,680       22,405,883
Cost of shares repurchased                                     (168,155,033)    (249,144,004)
---------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                $ 130,911,122    $ (22,553,092)
---------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                    $ 135,214,606    $ (46,518,816)
NET ASSETS:
Beginning of year                                             $ 603,581,481    $ 650,100,297
---------------------------------------------------------------------------------------------
End of year                                                   $ 738,796,087    $ 603,581,481
---------------------------------------------------------------------------------------------
Undistributed net investment income                           $   7,956,181    $   6,284,040
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 31

---------------------------------------------------------------------------------------------
                                 Year Ended     Year Ended      Year Ended     Year Ended
                                 8/31/18        8/31/18         8/31/17        8/31/17
                                 Shares         Amount          Shares         Amount
---------------------------------------------------------------------------------------------
Class A
Shares sold                       12,697,962    $ 92,532,212      9,719,821    $  70,529,861
Reinvestment of distributions      1,621,295      11,808,550      1,569,240       11,387,227
Less shares repurchased           (8,242,476)    (60,027,196)   (13,192,917)     (95,085,636)
---------------------------------------------------------------------------------------------
  Net increase (decrease)          6,076,781    $ 44,313,566     (1,903,856)   $ (13,168,548)
=============================================================================================
Class C
Shares sold                        2,423,466    $ 17,669,687      2,530,254    $  18,405,387
Reinvestment of distributions        655,125       4,772,212        709,801        5,151,939
Less shares repurchased           (4,424,935)    (32,236,297)    (5,444,559)     (39,311,261)
---------------------------------------------------------------------------------------------
  Net decrease                    (1,346,344)   $ (9,794,398)    (2,204,504)   $ (15,753,935)
=============================================================================================
Class Y
Shares sold                       22,906,913    $164,728,576     16,143,744    $ 115,249,781
Reinvestment of distributions      1,050,860       7,554,918        818,582        5,866,717
Less shares repurchased          (10,555,694)    (75,891,540)   (16,021,607)    (114,747,107)
---------------------------------------------------------------------------------------------
  Net increase                    13,402,079    $ 96,391,954        940,719    $   6,369,391
=============================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year           Year         Year
                                                                 Ended          Ended          Ended          Ended        Ended
                                                                 8/31/18        8/31/17        8/31/16*       8/31/15*     8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $   7.32       $   7.59       $   7.22       $   7.27     $   7.19
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $   0.38(a)    $   0.35(a)    $   0.36(a)    $   0.41     $   0.43
  Net realized and unrealized gain (loss) on investments             0.02          (0.26)          0.41          (0.06)        0.09
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   0.40       $   0.09       $   0.77       $   0.35     $   0.52
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $  (0.36)      $  (0.36)      $  (0.40)      $  (0.40)    $  (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   0.04       $  (0.27)      $   0.37       $  (0.05)    $   0.08
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   7.36       $   7.32       $   7.59       $   7.22     $   7.27
====================================================================================================================================
Total return (b)                                                     5.60%          1.32%         10.90%          4.88%        7.52%
Ratio of net expenses to average net assets                          0.86%          0.88%          0.87%          0.89%        0.90%
Ratio of net investment income (loss) to average net assets          5.16%          4.85%          4.86%          5.59%        5.97%
Portfolio turnover rate                                                22%            35%            20%            29%          55%
Net assets, end of period (in thousands)                         $313,695       $267,618       $292,019       $245,877     $240,331
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.


The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year           Year         Year
                                                                 Ended          Ended          Ended          Ended        Ended
                                                                 8/31/18        8/31/17        8/31/16*       8/31/15*     8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $   7.32       $   7.59       $   7.22       $   7.28     $   7.19
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $   0.32(a)    $   0.30(a)    $   0.30(a)    $   0.36     $   0.41
  Net realized and unrealized gain (loss) on investments             0.02          (0.27)          0.41          (0.07)        0.07
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   0.34       $   0.03       $   0.71       $   0.29     $   0.48
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $  (0.30)      $  (0.30)      $  (0.34)      $  (0.35)    $  (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   0.04       $  (0.27)      $   0.37       $  (0.06)    $   0.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   7.36       $   7.32       $   7.59       $   7.22     $   7.28
====================================================================================================================================
Total return (b)                                                     4.81%          0.55%         10.07%          3.95%        6.85%
Ratio of net expenses to average net assets                          1.63%          1.65%          1.63%          1.65%        1.66%
Ratio of net investment income (loss) to average net assets          4.42%          4.10%          4.10%          4.83%        5.23%
Portfolio turnover rate                                                22%            35%            20%            29%          55%
Net assets, end of period (in thousands)                         $134,670       $143,846       $165,883       $146,029     $149,453
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.


The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year           Year         Year
                                                                 Ended          Ended          Ended          Ended        Ended
                                                                 8/31/18        8/31/17        8/31/16*       8/31/15*     8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $   7.22       $   7.49       $   7.12       $   7.18     $   7.10
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $   0.38(a)    $   0.36(a)    $   0.37(a)    $   0.39     $   0.46
  Net realized and unrealized gain (loss) on investments             0.03          (0.26)          0.41          (0.04)        0.07
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   0.41       $   0.10       $   0.78       $   0.35     $   0.53
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $  (0.37)      $  (0.37)      $  (0.41)      $  (0.41)    $  (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   0.04       $  (0.27)      $   0.37       $  (0.06)    $   0.08
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   7.26       $   7.22       $   7.49       $   7.12     $   7.18
====================================================================================================================================
Total return (b)                                                     5.80%          1.45%         11.17%          4.92%        7.69%
Ratio of net expenses to average net assets                          0.68%          0.72%          0.71%          0.71%        0.71%
Ratio of net investment income (loss) to average net assets          5.31%          4.99%          5.01%          5.77%        6.17%
Portfolio turnover rate                                                22%            35%            20%            29%          55%
Net assets, end of period (in thousands)                         $290,431       $192,118       $192,198       $128,202     $100,199
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.


The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 35

Notes to Financial Statements | 8/31/18

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust V (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of August 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

36 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Cash may include overnight time deposits at approved financial institutions.

      Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 37 procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At August 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Interest income is reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as

38 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At August 31, 2018, the Fund reclassified $122,877 to increase undistributed net investment income, $5,885,891 to decrease accumulated net realized loss on investments and $6,008,768 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At August 31, 2018, the Fund was permitted to carry forward indefinitely $19,127,945 of short-term losses and $22,023,143 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      During the year ended August 31, 2018, a capital loss carryforward of $763,690 was utilized to offset net realized gains by the Fund.

      The tax character of distributions paid during the years ended August 31, 2018 and August 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                             2018           2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Tax-exempt income                               $28,805,560    $27,065,739
      Ordinary income                                   1,143,084      1,094,547
      --------------------------------------------------------------------------
          Total                                       $29,948,644    $28,160,286
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed tax-exempt income                              $ 17,306,897
      Capital loss carryforward                                     (41,151,088)
      Current year dividend payable                                    (520,144)
      Net unrealized depreciation                                   (14,034,087)
      --------------------------------------------------------------------------
          Total                                                    $(38,398,422)
      ==========================================================================

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 39

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to interest on defaulted bonds, the tax treatment of amortization and tax-basis adjustments on partnerships.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $49,001 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2018.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory

40 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Indiana and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

      Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 41 may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.50% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class A shares. Class C and Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed, if any, during the year ended August 31, 2018 are reflected on the Statement of Operations. This expense limitation is in effect through January 1, 2019, for Class A shares. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $43,794 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2018.

42 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $ 5,045
Class C                                                                    3,968
Class Y                                                                    5,194
--------------------------------------------------------------------------------
 Total                                                                   $14,207
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,441 in distribution fees payable to the Distributor at August 31, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2018, CDSCs in the amount of $15,837 were paid to the Distributor.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 43

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility that is in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended August 31, 2018, the average daily amount of borrowings outstanding during the period was $3,031,250. The related weighted average annualized interest rate for the period was 2.06%, and the total interest expense on such borrowings was $1,765, which is included in Interest expense, located on the Statement of Operations. As of August 31, 2018, there were no borrowings outstanding.

44 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer High Income Municipal Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Fund (the "Fund"), one of the funds constituting Pioneer Series Trust V (the "Trust"), including the schedule of investments, as of August 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the statement of changes in net assets and financial highlights for the year ended August 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended August 31, 2014, August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended August 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 45

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
October 25, 2018

46 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 96.77%

Effective October 1 2018, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 47 statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and
(x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach

48 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 49

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

50 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)           Trustee since 2006.   Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board          Serves until a        present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee                    successor trustee is  Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                               elected or earlier    Inc. (technology products for securities        processing provider for
                               retirement or         lending industry); and Senior Executive Vice    financial services industry)
                               removal.              President, The Bank of New York (financial and  (2009 - present); Director,
                                                     securities services) (1986 - 2004)              Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)             Trustee since 2006.   Managing Partner, Federal City Capital          Director of New York Mortgage
Trustee                        Serves until a        Advisors (corporate advisory services           Trust (publicly -traded
                               successor trustee is  company) (1997 - 2004 and 2008 - present);      mortgage REIT) (2004 - 2009,
                               elected or earlier    Interim Chief Executive Officer, Oxford         2012 - present); Director of
                               retirement or         Analytica, Inc. (privately held research and    The Swiss Helvetia Fund, Inc.
                               removal.              consulting company) (2010); Executive Vice      (closed-end fund) (2010 -
                                                     President and Chief Financial Officer,          2017); Director of Oxford
                                                     I-trax, Inc. (publicly traded health care       Analytica, Inc. (2008 -
                                                     services company) (2004 - 2007); and Executive  2015); and Director of
                                                     Vice President and Chief Financial Officer,     Enterprise Community
                                                     Pedestal Inc. (internet-based mortgage trading  Investment, Inc. (privately-
                                                     company) (2000 - 2002); Private Consultant      held affordable housing
                                                     (1995 - 1997); Managing Director, Lehman        finance company) (1985 - 2010)
                                                     Brothers (1992 - 1995); and Executive, The
                                                     World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)      Trustee since 2008.   William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                        Serves until a        Economy, Harvard University (1972 - present)    Funds Investment Trust and
                               successor trustee is                                                  Mellon Institutional Funds
                               elected or earlier                                                    Master Portfolio (oversaw 17
                               retirement or                                                         portfolios in fund complex)
                               removal.                                                              (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)      Trustee since 2006.   Founding Director, Vice-President and           None
Trustee                        Serves until a        Corporate Secretary, The Winthrop Group,
                               successor trustee is  Inc. (consulting firm) (1982 - present);
                               elected or earlier    Desautels Faculty of Management, McGill
                               retirement or         University (1999 - 2017); and Manager of
                               removal.              Research Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 51

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)       Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds        None
Trustee                        (Advisory Trustee     (healthcare workers union pension funds)
                               from 2014 - 2017).    (2001 - present); Vice President -
                               Serves until          International Investments Group, American
                               a successor trustee   International Group, Inc. (insurance company)
                               is elected or         (1993 - 2001); Vice President - Corporate
                               earlier retirement    Finance and Treasury Group, Citibank, N.A.
                               or removal.           (1980 - 1986 and 1990 - 1993); Vice
                                                     President - Asset/Liability Management
                                                     Group, Federal Farm Funding Corporation
                                                     (government-sponsored issuer of debt
                                                     securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988); and Mortgage
                                                     Strategies Group, Drexel Burnham Lambert, Ltd.
                                                     (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)       Trustee since 2006.   President and Chief Executive Officer, Newbury   Director of New America High
Trustee                        Serves until a        Piret Company (investment banking firm)          Income Fund, Inc.
                               successor trustee     (1981 - present)                                 (closed-end investment
                               is elected or                                                          company) (2004 - present);
                               earlier retirement                                                     and Member, Board of
                               or removal.                                                            Governors, Investment
                                                                                                      Company Institute
                                                                                                      (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)         Trustee since 2014.   Consultant (investment company services)         None
Trustee                        Serves until a        (2012 - present); Executive Vice President,
                               successor trustee     BNY Mellon (financial and investment company
                               is elected or         services) (1969 - 2012); Director, BNY
                               earlier retirement    International Financing Corp. (financial
                               or removal.           services) (2002 - 2012); and Director, Mellon
                                                     Overseas Investment Corp. (financial services)
                                                     (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*            Trustee since 2017.   Director, CEO and President of Amundi Pioneer    None
Trustee, President and         Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer        successor trustee     2014); Director, CEO and President of Amundi
                               is elected or         Pioneer Asset Management, Inc. (since
                               earlier retirement    September 2014); Director, CEO and President
                               or removal.           of Amundi Pioneer Distributor, Inc. (since
                                                     September 2014); Director, CEO and President
                                                     of Amundi Pioneer Institutional Asset
                                                     Management, Inc. (since September 2014);
                                                     Chair, Amundi Pioneer Asset Management USA,
                                                     Inc., Amundi Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional Asset Management,
                                                     Inc. (September 2014 - 2018); Managing
                                                     Director, Morgan Stanley Investment
                                                     Management (2010 - 2013); and Director of
                                                     Institutional Business, CEO of International,
                                                     Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*        Trustee since 2014.   Director and Executive Vice President (since     None
Trustee                        Serves until a        2008) and Chief Investment Officer, U.S.
                               successor trustee     (since 2010) of Amundi Pioneer Asset
                               is elected or         Management USA, Inc.; Executive Vice
                               earlier retirement    President and Chief Investment Officer,
                               or removal.           U.S. of Amundi Pioneer (since 2008);
                                                     Executive Vice President of Amundi
                                                     Pioneer Institutional Asset Management,
                                                     Inc. (since 2009); and Portfolio Manager
                                                     of Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 53

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)     Since 2006. Serves    Vice President and Associate General Counsel     None
Secretary and Chief            at the discretion     of Amundi Pioneer since January 2008;
Legal Officer                  of the Board.         Secretary and Chief Legal Officer of all of
                                                     the Pioneer Funds since June 2010; Assistant
                                                     Secretary of all of the Pioneer Funds from
                                                     September 2003 to May 2010; and Vice
                                                     President and Senior Counsel of Amundi
                                                     Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)         Since 2010. Serves    Fund Governance Director of Amundi Pioneer       None
Assistant Secretary            at the discretion     since December 2006 and Assistant Secretary
                               of the Board.         of all the Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of Amundi Pioneer
                                                     from December 2003 to November 2006; and
                                                     Senior Paralegal of Amundi Pioneer from
                                                     January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)              Since 2010. Serves    Senior Counsel of Amundi Pioneer since May       None
Assistant Secretary            at the discretion     2013 and Assistant Secretary of all the
                               of the Board.         Pioneer Funds since June 2010; and Counsel
                                                     of Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves    Vice President - Fund Treasury of Amundi         None
Treasurer and Chief            at the discretion     Pioneer; Treasurer of all of the Pioneer Funds
Financial and Accounting       of the Board.         since March 2008; Deputy Treasurer of Amundi
Officer                                              Pioneer from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the Pioneer Funds
                                                     from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)          Since 2006. Serves    Director - Fund Treasury of Amundi Pioneer;      None
Assistant Treasurer            at the discretion     and Assistant Treasurer of all of the Pioneer
                               of the Board.         Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)             Since 2006. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer; and Assistant Treasurer of all of the
                               of the Board.         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer since November 2008; Assistant Treasurer
                               of the Board.         of all of the Pioneer Funds since January 2009;
                                                     and Client Service Manager - Institutional
                                                     Investor Services at State Street Bank from
                                                     March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves    Chief Compliance Officer of Amundi Pioneer       None
Chief Compliance Officer       at the discretion of  and of all the Pioneer Funds since March
                               the Board.            2010; Chief Compliance Officer of Amundi
                                                     Pioneer Institutional Asset Management, Inc.
                                                     since January 2012; Chief Compliance
                                                     Officer of Vanderbilt Capital Advisors, LLC
                                                     since July 2012: Director of Adviser and
                                                     Portfolio Compliance at Amundi Pioneer
                                                     since October 2005; and Senior Compliance
                                                     Officer for Columbia Management Advisers,
                                                     Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)           Since 2006. Serves    Vice President - Investor Services Group         None
Anti-Money                     at the discretion of  of Amundi Pioneer and Anti-Money Laundering
Laundering Officer             the Board.            Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 55

                          This page is for your notes.

56 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

                          This page is for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 57

                          This page is for your notes.

58 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

                          This page is for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/18 59

                          This page is for your notes.

60 Pioneer High Income Municipal Fund | Annual Report | 8/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 21203-11-1018

                                 Pioneer Global
                                 Equity Fund

--------------------------------------------------------------------------------
                                 Annual Report | August 31, 2018
--------------------------------------------------------------------------------

                                 Ticker Symbols:

                                 Class A    GLOSX
                                 Class C    GCSLX
                                 Class K    PGEKX
                                 Class R    PRGEX
                                 Class Y    PGSYX

                                 [LOGO]   Amundi Pioneer
                                          ==============
                                        ASSET MANAGEMENT
                                 visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         25

Notes to Financial Statements                                                34

Report of Independent Registered Public Accounting Firm                      48

Additional Information                                                       50

Trustees, Officers and Service Providers                                     52

                          Pioneer Global Equity Fund | Annual Report | 8/31/18 1

President's Letter

Over the first half of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned 2.65%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.62%. While the markets have delivered somewhat mixed and tepid returns, we have observed the U.S. Federal Reserve System (the
Fed) continuing to tighten monetary policy by increasing interest rates in both March and June, and moving forward with the tapering of its balance sheet, a process which began in October 2017. The Fed also signaled the potential for two additional rate hikes before the end of this year, given robust economic growth and the potential for rising inflation.

Although domestic equities gained ground during the first six months of the year, the investment backdrop proved more challenging compared to the favorable conditions of the past two years. On the positive side, stocks continued to benefit from the underpinnings of robust domestic economic growth, lower tax rates, and rising corporate earnings. At the same time, however, day-to-day market volatility began to pick up in response to worries about rising interest rates and uncertainty regarding U.S. trade policy. In fact, while the S&P 500 Index was positive for the first half of the year, the majority of its gain occurred in January, as stocks suffered a steep sell-off in early February and spent the rest of the six months ended June 30, 2018, regaining lost ground.

Across the fixed-income space, rising interest rates have helped drive down returns of most asset classes, though the floating-rate sector, which includes bank loans, has fared well in the rising-rate environment. In addition, structured sectors, such as asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, despite rising interest rates and rising home prices.

Although we have experienced an increase in volatility in the equity markets, looking ahead, we have not changed our outlook and still have a constructive view of U.S. stocks, especially given other investment alternatives. Economic growth continues to improve and overall equity valuations -- while elevated in the growth segment of the market -- in our view, are not excessive. In addition, U.S. gross domestic product (GDP) growth remains strong, coming in at above 2% for the first quarter of 2018, with projections of a continued, if not increasing growth rate for the second quarter.

2 Pioneer Global Equity Fund | Annual Report | 8/31/18

In fixed income, we believe that attractive investment opportunities still exist, even with interest rates on the rise. In general, our core fixed-income portfolios remain underweight to nominal U.S. Treasuries, which are sensitive to the rising-rate environment. We have, however, allocated assets to Treasury inflation-protected securities, or TIPS, which are indexed to inflation in order to protect against its negative effects. In addition, we believe investors should be selective when investing in the investment-grade bond sector, as the use of leverage by corporations to fund mergers and acquisitions as well as stock buybacks and dividend increases has risen significantly. We continue to see more attractive valuations within structured investment vehicles, such as residential MBS, as fundamentals within the U.S. housing market are solid and U.S. consumer sentiment remains positive.

We believe this year's market fluctuations have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                          Pioneer Global Equity Fund | Annual Report | 8/31/18 3

Portfolio Management Discussion | 8/31/18

In the following interview, portfolio managers Marco Pirondini and David Glazer discuss the factors that influenced the performance of Pioneer Global Equity Fund during the 12-month period ended August 31, 2018. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Glazer, a senior vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform over the 12-month period ended August 31, 2018?

A Pioneer Global Equity Fund's Class A shares returned 10.01% at net asset value during the 12-month period ended August 31, 2018, while the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index1, returned 13.10% and 11.41%, respectively. During the same period, the average return of the 880 mutual funds in Morningstar's World Large Stock Funds category was 11.01%.

Q How would you characterize the investment environment in the global equity markets during the 12-month period ended August 31, 2018?

A The past 12 months represented a mixed, but generally favorable period for global equities, as we continued to see a significant reflationary trend in the global economy, with solid and still improving economic performance in all regions. Overall market returns were constructive, as investors reacted positively to the significant U.S. tax overhaul for corporations and individuals that was passed into law in late 2017. In the United States, unemployment levels continued to shrink, and inflation neared the U.S. Federal Reserve's (the Fed's) 2% target. Stocks were also pushed higher by synchronized economic growth across global economies, a provision in the new U.S. tax law that provides a window for

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.


4 Pioneer Global Equity Fund | Annual Report | 8/31/18 corporations to repatriate cash held overseas on favorable terms, and constructive policies from central banks worldwide, including the Fed, although the Fed did raise short-term interest rates in December, March and June.

      Overall, equity markets displayed positive performance despite bouts of volatility, particularly in February 2018 when geopolitical events, news from Washington, and an increasing number of trade-related controversies dampened investor sentiment.

      In that environment, global stocks delivered positive performance over the 12-month period, but trailed U.S. equity indices. U.S. stocks, as measured by the Standard & Poor's 500 Index, returned 19.66% for the period, while international equities, as measured by the MSCI All Country World (ex-U.S.) Index, returned 3.18%.

Q     Would you review the Fund's overall investment approach?

A When picking investments for the Fund, we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide "growth at a reasonable price," and so there is a strong value component to our analysis.

      We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

      Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upside relative to their downside.

*     Diversification does not assure a profit nor protect against loss.

**    Dividends are not guaranteed.


                          Pioneer Global Equity Fund | Annual Report | 8/31/18 5

Q Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund's benchmark-relative performance during the 12-month period ended August 31, 2018?

A The Fund's absolute return for the 12-month period was solid, but lagged the returns of the MSCI World and MSCI All Country World indices. The main detractor from the Fund's benchmark-relative returns was stock selection within the consumer discretionary sector. In particular, the Fund's positions in car-components company Valeo and automobile manufacturer Daimler AG were drags on benchmark-relative performance. In general, shares of companies in the auto or auto-related industries struggled during the period due to investor worries about the effects of a possible trade war. Another key detractor from the Fund's benchmark-relative returns was the portfolio's underweight to health care as well as a lack of exposure to several major pharmaceutical companies, as investors flocked to defensive sectors such as health care during the period. Lastly, a portfolio overweight to and negative stock selection in telecommunication services detracted from the Fund's benchmark-relative performance.

      On the positive side, the Fund's allocation to and stock selection within the information technology sector aided benchmark-relative performance. Portfolio positions in technology companies Apple, Micron Technology, and Microsoft were solid contributors to the Fund's benchmark-relative returns. Stock selection in industrials, including Fund positions in United Rentals and the French aerospace & defense firm Thales Group also contributed positively to benchmark-relative performance. Additionally, the Fund's lack of exposure to the utilities sector aided benchmark-relative returns, as rate-sensitive utilities stocks fell out of favor with the market during a period featuring rising interest rates.

Q Did you employ derivatives in managing the Fund during the 12-month period ended August 31, 2018, and did those investments have an effect on performance?

A During a portion of the 12-month period, the Fund employed futures and swap contracts, at a minimal level, which had a negligible effect on performance.

6 Pioneer Global Equity Fund | Annual Report | 8/31/18

Q What is your current outlook for the global economy and the markets and how is the Fund positioned going forward?

A We believe that the global economy is still in the midst of a strong growth cycle. With the added fuel from the new U.S. tax law that strongly benefits corporations, along with continued job growth, we look for corporate profits, earnings, and global gross domestic product (GDP) to continue to expand. Moreover, we do not expect the positive economic environment to change any time soon, barring unexpected exogenous events.

      At the same time, we think that global interest rates will rise, as U.S. interest rates have already begun to move higher and the Fed is expected to raise them again before the end of the calendar year. Of course, rate increases often are accompanied by risks to vulnerable companies and even countries. However, we do not look for gradually rising rates to derail the current economic expansion. And, in spite of political rhetoric regarding possible hindrances to existing trade agreements, we anticipate continued economic growth, solid corporate profits, and favorable performance in the equity markets, albeit with bouts of volatility.

      Going forward, though the Fund's positioning is intended to be somewhat more defensive, we continue to have a pro-cyclical tilt within the portfolio, with overweights in information technology, financials, and industrials. We also have increased the number of Fund holdings in energy, based on attractive valuations amid opportunities for longer-term infrastructure improvements within the sector.

                          Pioneer Global Equity Fund | Annual Report | 8/31/18 7

Please refer to the Schedule of Investments on pages 18-24 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global Equity Fund | Annual Report | 8/31/18

Portfolio Summary | 8/31/18

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     25.7%
Financials                                                                 20.0%
Consumer Discretionary                                                     13.3%
Industrials                                                                11.0%
Energy                                                                      8.0%
Materials                                                                   5.7%
Health Care                                                                 5.6%
Telecommunication Services                                                  5.2%
Consumer Staples                                                            2.5%
Real Estate                                                                 1.7%
Government                                                                  1.3%

Geographical Distribution**
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

United States                                                              57.8%
France                                                                     8.3%
Japan                                                                      8.0%
United Kingdom                                                             6.6%
Ireland                                                                    2.4%
China                                                                      2.4%
Netherlands                                                                2.4%
Italy                                                                      1.5%
Indonesia                                                                  1.4%
Taiwan                                                                     1.4%
South Korea                                                                1.3%
Germany                                                                    1.1%
Russia                                                                     1.1%
United Arab Emirates                                                       1.1%
Switzerland                                                                1.0%
Other (individually less than 1%)                                          2.2%

**    Based on country of domicile


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Apple, Inc.                                                            5.45%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                        4.35
--------------------------------------------------------------------------------
 3. TOTAL SA                                                               3.86
--------------------------------------------------------------------------------
 4. Discover Financial Services                                            3.80
--------------------------------------------------------------------------------
 5. AT&T, Inc.                                                             3.45
--------------------------------------------------------------------------------
 6. BAE Systems Plc                                                        3.33
--------------------------------------------------------------------------------
 7. United Rentals, Inc.                                                   3.10
--------------------------------------------------------------------------------
 8. Mitsubishi UFJ Financial Group, Inc.                                   2.48
--------------------------------------------------------------------------------
 9. Bank of America Corp.                                                  2.46
--------------------------------------------------------------------------------
10. Royal Dutch Shell Plc                                                  2.37
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


                          Pioneer Global Equity Fund | Annual Report | 8/31/18 9

Prices and Distributions | 8/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                8/31/18                8/31/17
--------------------------------------------------------------------------------
           A                   $16.26                 $15.77
--------------------------------------------------------------------------------
           C                   $15.88                 $15.42
--------------------------------------------------------------------------------
           K                   $16.28                 $15.81
--------------------------------------------------------------------------------
           R                   $16.15                 $15.65
--------------------------------------------------------------------------------
           Y                   $16.33                 $15.83
--------------------------------------------------------------------------------

Distributions per Share: 9/1/17 - 8/31/18

--------------------------------------------------------------------------------
                  Net Investment       Short-Term          Long-Term
         Class       Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A         $0.2071             $0.2108             $0.6278
--------------------------------------------------------------------------------
           C         $0.0788             $0.2108             $0.6278
--------------------------------------------------------------------------------
           K         $0.2967             $0.2108             $0.6278
--------------------------------------------------------------------------------
           R         $0.1377             $0.2108             $0.6278
--------------------------------------------------------------------------------
           Y         $0.2740             $0.2108             $0.6278
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World ND Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, and consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in either index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Global Equity Fund | Annual Report | 8/31/18

Performance Update | 8/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2018)
---------------------------------------------------------
                                               MSCI
             Net       Public       MSCI       All
             Asset     Offering     World      Country
             Value     Price        ND         World
Period       (NAV)     (POP)        Index      ND Index
---------------------------------------------------------
10 years      6.54%    5.91%         7.13%      6.71%
5 years      10.27     8.97         10.23       9.67
1 year       10.01     3.69         13.10      11.41
---------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
---------------------------------------------------------
                Gross        Net
---------------------------------------------------------
                1.46%   1.25%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global                                          MSCI All Country
                Equity Fund             MSCI World ND Index             World ND Index
8/08            $ 9,425                 $10,000                         $10,000
8/09            $ 7,933                 $ 8,279                         $ 8,357
8/10            $ 7,843                 $ 8,407                         $ 8,649
8/11            $ 8,665                 $ 9,622                         $ 9,836
8/12            $ 9,142                 $10,403                         $10,447
8/13            $10,894                 $12,238                         $12,064
8/14            $13,740                 $14,819                         $14,596
8/15            $13,069                 $14,207                         $13,678
8/16            $13,582                 $15,157                         $14,669
8/17            $16,147                 $17,610                         $17,179
8/18            $17,763                 $19,918                         $19,140

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 11

Performance Update | 8/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2018)
---------------------------------------------------------
                                               MSCI
                                     MSCI      All
                                     World     Country
               If       If           ND        World
Period         Held     Redeemed     Index     ND Index
---------------------------------------------------------
10 years       5.65%    5.65%         7.13%     6.71%
5 years        9.42     9.42         10.23      9.67
1 year         9.15     9.15         13.10     11.41
---------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
---------------------------------------------------------
                Gross   Net
---------------------------------------------------------
                2.19%   2.15%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global                                          MSCI All Country
                Equity Fund             MSCI World ND Index             World ND Index
8/08            $10,000                 $10,000                         $10,000
8/09            $ 8,342                 $ 8,279                         $ 8,357
8/10            $ 8,175                 $ 8,407                         $ 8,649
8/11            $ 8,942                 $ 9,622                         $ 9,836
8/12            $ 9,351                 $10,403                         $10,447
8/13            $11,044                 $12,238                         $12,064
8/14            $13,803                 $14,819                         $14,596
8/15            $13,030                 $14,207                         $13,678
8/16            $13,450                 $15,157                         $14,669
8/17            $15,872                 $17,610                         $17,179
8/18            $17,323                 $19,918                         $19,140

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Effective September 1, 2018, Class C shares will automatically convert to Class A shares after 10 years.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

12 Pioneer Global Equity Fund | Annual Report | 8/31/18

Performance Update | 8/31/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2018)
---------------------------------------------------------
                                             MSCI
                 Net           MSCI          All
                 Asset         World         Country
                 Value         ND            World
Period           (NAV)         Index         ND Index
---------------------------------------------------------
10 years          6.72%         7.13%         6.71%
5 years          10.64         10.23          9.67
1 year           10.47         13.10         11.41
---------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
---------------------------------------------------------
                Gross   Net
---------------------------------------------------------
                0.98%   0.80%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Global                                          MSCI All Country
                Equity Fund             MSCI World ND Index             World ND Index
8/08            $5,000,000              $5,000,000                      $5,000,000
8/09            $4,208,311              $4,139,350                      $4,178,657
8/10            $4,160,584              $4,203,267                      $4,324,623
8/11            $4,596,731              $4,811,026                      $4,917,771
8/12            $4,849,704              $5,201,653                      $5,223,457
8/13            $5,779,334              $6,118,810                      $6,031,820
8/14            $7,289,259              $7,409,710                      $7,297,978
8/15            $6,949,238              $7,103,599                      $6,839,127
8/16            $7,262,458              $7,578,376                      $7,334,540
8/17            $8,674,283              $8,804,974                      $8,589,665
8/18            $9,582,649              $9,958,815                      $9,569,780

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2019, for Class K shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 13

Performance Update | 8/31/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2018)
---------------------------------------------------------
                                            MSCI
                 Net           MSCI         All
                 Asset         World        Country
                 Value         ND           World
Period           (NAV)         Index        ND Index
---------------------------------------------------------
10 years          6.46%         7.13%        6.71%
5 years          10.10         10.23         9.67
1 year            9.68         13.10        11.41
---------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
---------------------------------------------------------
                Gross   Net
---------------------------------------------------------
                1.75%   1.55%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global                                          MSCI All Country
                Equity Fund             MSCI World ND Index             World ND Index
8/08            $10,000                 $10,000                         $10,000
8/09            $ 8,417                 $ 8,279                         $ 8,357
8/10            $ 8,321                 $ 8,407                         $ 8,649
8/11            $ 9,193                 $ 9,622                         $ 9,836
8/12            $ 9,699                 $10,403                         $10,447
8/13            $11,559                 $12,238                         $12,064
8/14            $14,579                 $14,819                         $14,596
8/15            $13,856                 $14,207                         $13,678
8/16            $14,390                 $15,157                         $14,669
8/17            $17,048                 $17,610                         $17,179
8/18            $18,698                 $19,918                         $19,140

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

14 Pioneer Global Equity Fund | Annual Report | 8/31/18

Performance Update | 8/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2018)
---------------------------------------------------------
                                             MSCI
                Net            MSCI          All
                Asset          World         Country
                Value          ND            World
Period          (NAV)          Index         ND Index
---------------------------------------------------------
10 years         7.04%          7.13%         6.71%
5 years         10.78          10.23          9.67
1 year          10.50          13.10         11.41
---------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
---------------------------------------------------------
                Gross   Net
---------------------------------------------------------
                1.10%   0.80%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Global                                          MSCI All Country
                Equity Fund             MSCI World ND Index             World ND Index
8/08            $5,000,000              $5,000,000                      $5,000,000
8/09            $4,223,060              $4,139,350                      $4,178,657
8/10            $4,197,979              $4,203,267                      $4,324,623
8/11            $4,658,209              $4,811,026                      $4,917,771
8/12            $4,941,707              $5,201,653                      $5,223,457
8/13            $5,917,877              $6,118,810                      $6,031,820
8/14            $7,495,323              $7,409,710                      $7,297,978
8/15            $7,159,787              $7,103,599                      $6,839,127
8/16            $7,481,753              $7,578,376                      $7,334,540
8/17            $8,937,114              $8,804,974                      $8,589,665
8/18            $9,875,222              $9,958,815                      $9,569,780

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from March 1, 2018, through August 31, 2018.

----------------------------------------------------------------------------------------
Share Class                A             C             K             R             Y
----------------------------------------------------------------------------------------
Beginning Account      $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 3/1/18
----------------------------------------------------------------------------------------
Ending Account          $985.40       $982.09       $987.84       $984.21       $987.93
Value on 8/31/18
----------------------------------------------------------------------------------------
Expenses Paid              $6.21         $9.84         $4.01         $7.75         $4.01
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.24%, 1.97%, 0.80%, 1.55% and 0.80% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


16 Pioneer Global Equity Fund | Annual Report | 8/31/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2018, through August 31, 2018.

----------------------------------------------------------------------------------------
Share Class                A             C             K             R             Y
----------------------------------------------------------------------------------------
Beginning Account      $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 3/1/18
----------------------------------------------------------------------------------------
Ending Account         $1,018.95     $1,015.27     $1,021.17     $1,017.39     $1,021.17
Value on 8/31/18
----------------------------------------------------------------------------------------
Expenses Paid              $6.31       $10.01          $4.08         $7.88         $4.08
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.24%, 1.97%, 0.80%, 1.55% and 0.80% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                         Pioneer Global Equity Fund | Annual Report | 8/31/18 17

Schedule of Investments | 8/31/18

--------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
--------------------------------------------------------------------------------------------------------
                      UNAFFILIATED ISSUERS -- 100.0%
                      COMMON STOCKS -- 98.5% of Net Assets
                      AUTOMOBILES & COMPONENTS -- 5.2%
                      Auto Parts & Equipment -- 3.4%
    88,000            Aisin Seiki Co., Ltd.                                                $  4,069,213
   120,627            Valeo SA                                                                5,479,106
                                                                                           -------------
                                                                                           $  9,548,319
--------------------------------------------------------------------------------------------------------
                      Automobile Manufacturers -- 1.1%
    49,299            Daimler AG                                                           $  3,184,079
--------------------------------------------------------------------------------------------------------
                      Tires & Rubber -- 0.7%
    55,800            Bridgestone Corp.                                                    $  2,052,743
                                                                                           -------------
                      Total Automobiles & Components                                       $ 14,785,141
--------------------------------------------------------------------------------------------------------
                      BANKS -- 11.4%
                      Diversified Banks -- 10.8%
   462,570            Abu Dhabi Commercial Bank PJSC                                       $    894,152
   227,004            Bank of America Corp.                                                   7,021,234
11,093,100            Bank Rakyat Indonesia Persero Tbk PT                                    2,405,042
    46,973            BNP Paribas SA                                                          2,759,578
   530,870            First Abu Dhabi Bank PJSC                                               2,138,917
    51,970            JPMorgan Chase & Co.                                                    5,954,722
 1,072,300            Malayan Banking Bhd                                                     2,598,997
 1,174,900            Mitsubishi UFJ Financial Group, Inc.                                    7,091,530
                                                                                           -------------
                                                                                           $ 30,864,172
--------------------------------------------------------------------------------------------------------
                      Regional Banks -- 0.6%
 8,953,300            Bank Tabungan Negara Persero Tbk PT                                  $  1,676,614
                                                                                           -------------
                      Total Banks                                                          $ 32,540,786
--------------------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 10.0%
                      Aerospace & Defense -- 4.9%
 1,209,996            BAE Systems Plc                                                      $  9,510,335
    31,949            Thales SA                                                               4,499,701
                                                                                           -------------
                                                                                           $ 14,010,036
--------------------------------------------------------------------------------------------------------
                      Heavy Electric Equipment -- 2.0%
   415,700            Mitsubishi Electric Corp.                                            $  5,602,287
--------------------------------------------------------------------------------------------------------
                      Trading Companies & Distributors -- 3.1%
    56,891(a)         United Rentals, Inc.                                                 $  8,867,600
                                                                                           -------------
                      Total Capital Goods                                                  $ 28,479,923
--------------------------------------------------------------------------------------------------------
                      CONSUMER DURABLES & APPAREL -- 2.5%
                      Apparel, Accessories & Luxury Goods -- 1.5%
    97,946            Moncler S.p.A.                                                       $  4,430,200
--------------------------------------------------------------------------------------------------------
                      Footwear -- 0.7%
   381,000            ANTA Sports Products, Ltd.                                           $  2,076,989
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
--------------------------------------------------------------------------------------------------------
                      Leisure Products -- 0.3%
 1,742,000            Goodbaby International Holdings, Ltd.                                $    714,883
                                                                                           -------------
                      Total Consumer Durables & Apparel                                    $  7,222,072
--------------------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 1.3%
                      Restaurants -- 1.3%
     2,764(a)         Chipotle Mexican Grill, Inc.                                         $  1,313,398
   120,500            KOMEDA Holdings Co., Ltd.                                               2,329,324
                                                                                           -------------
                      Total Consumer Services                                              $  3,642,722
--------------------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 7.2%
                      Asset Management & Custody Banks -- 2.4%
   182,388            Blackstone Group LP                                                  $  6,731,941
--------------------------------------------------------------------------------------------------------
                      Consumer Finance -- 3.8%
   138,758            Discover Financial Services                                          $ 10,839,775
--------------------------------------------------------------------------------------------------------
                      Financial Exchanges & Data -- 1.0%
    31,735            Nasdaq, Inc.                                                         $  3,028,788
                                                                                           -------------
                      Total Diversified Financials                                         $ 20,600,504
--------------------------------------------------------------------------------------------------------
                      ENERGY -- 8.0%
                      Integrated Oil & Gas -- 7.3%
   484,534            Rosneft Oil Co. PJSC (G.D.R.)                                        $  3,089,479
   207,517            Royal Dutch Shell Plc                                                   6,755,990
   176,084            TOTAL SA                                                               11,018,099
                                                                                           -------------
                                                                                           $ 20,863,568
--------------------------------------------------------------------------------------------------------
                      Oil & Gas Refining & Marketing -- 0.7%
    25,379            Marathon Petroleum Corp.                                             $  2,088,438
                                                                                           -------------
                      Total Energy                                                         $ 22,952,006
--------------------------------------------------------------------------------------------------------
                      FOOD & STAPLES RETAILING -- 2.5%
                      Drug Retail -- 2.5%
    47,500            Sundrug Co., Ltd.                                                    $  1,701,963
    81,133            Walgreens Boots Alliance, Inc.                                          5,562,479
                                                                                           -------------
                      Total Food & Staples Retailing                                       $  7,264,442
--------------------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 2.2%
                      Health Care Services -- 2.2%
    35,960(a)         Laboratory Corp. of America Holdings                                 $  6,216,405
                                                                                           -------------
                      Total Health Care Equipment & Services                               $  6,216,405
--------------------------------------------------------------------------------------------------------
                      INSURANCE -- 1.4%
                      Insurance Brokers -- 0.9%
    18,028            Willis Towers Watson Plc                                             $  2,654,984
--------------------------------------------------------------------------------------------------------
                      Property & Casualty Insurance -- 0.5%
    21,418            Progressive Corp.                                                    $  1,446,357
                                                                                           -------------
                      Total Insurance                                                      $  4,101,341
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 19

--------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
--------------------------------------------------------------------------------------------------------
                      MATERIALS -- 5.7%
                      Commodity Chemicals -- 1.3%
    11,436            LG Chem, Ltd.                                                        $  3,745,721
--------------------------------------------------------------------------------------------------------
                      Construction Materials -- 1.2%
   103,911            CRH Plc                                                              $  3,443,575
--------------------------------------------------------------------------------------------------------
                      Copper -- 0.7%
   201,895            Antofagasta Plc                                                      $  2,108,589
--------------------------------------------------------------------------------------------------------
                      Diversified Chemicals -- 0.9%
    36,232            DowDuPont, Inc.                                                      $  2,540,950
--------------------------------------------------------------------------------------------------------
                      Steel -- 1.6%
    72,745            Nucor Corp.                                                          $  4,546,563
                                                                                           -------------
                      Total Materials                                                      $ 16,385,398
--------------------------------------------------------------------------------------------------------
                      MEDIA -- 0.5%
                      Broadcasting -- 0.5%
   727,930            ITV Plc                                                              $  1,517,487
                                                                                           -------------
                      Total Media                                                          $  1,517,487
--------------------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 3.4%
                      Biotechnology -- 0.3%
    16,879(a)         Esperion Therapeutics, Inc.                                          $   835,342
--------------------------------------------------------------------------------------------------------
                      Pharmaceuticals -- 3.1%
    34,564            Novartis AG                                                          $  2,868,433
   146,301            Pfizer, Inc.                                                            6,074,417
                                                                                           -------------
                                                                                           $  8,942,850
                                                                                           -------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences                 $  9,778,192
--------------------------------------------------------------------------------------------------------
                      REAL ESTATE -- 1.7%
                      Real Estate Development -- 0.6%
   371,077(a)         Vinhomes JSC (144A)                                                  $  1,655,972
--------------------------------------------------------------------------------------------------------
                      Retail REIT -- 1.1%
    17,203            Simon Property Group, Inc.                                           $  3,148,665
                                                                                           -------------
                      Total Real Estate                                                    $  4,804,637
--------------------------------------------------------------------------------------------------------
                      RETAILING -- 3.7%
                      General Merchandise Stores -- 2.0%
    54,492            Dollar General Corp.                                                 $  5,870,423
--------------------------------------------------------------------------------------------------------
                      Home Improvement Retail -- 1.7%
    44,496            Lowe's Cos., Inc.                                                    $  4,838,940
                                                                                           -------------
                      Total Retailing                                                      $ 10,709,363
--------------------------------------------------------------------------------------------------------
                      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.9%
                      Semiconductors -- 2.9%
    81,856(a)         Micron Technology, Inc.                                              $  4,299,077
   481,000            Taiwan Semiconductor Manufacturing Co., Ltd.                            4,034,700
                                                                                           -------------
                      Total Semiconductors & Semiconductor Equipment                       $  8,333,777
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
--------------------------------------------------------------------------------------------------------
                      SOFTWARE & SERVICES -- 15.7%
                      Data Processing & Outsourced Services -- 1.1%
    21,125            Visa, Inc.                                                           $  3,103,051
--------------------------------------------------------------------------------------------------------
                      Home Entertainment Software -- 0.4%
    11,284(a)         Electronic Arts, Inc.                                                $  1,279,719
--------------------------------------------------------------------------------------------------------
                      Internet Software & Services -- 6.6%
     4,073(a)         Alphabet, Inc., Class A                                              $  5,017,121
     4,105(a)         Alphabet, Inc., Class C                                                 5,000,670
    12,620(a)         Baidu, Inc. (A.D.R.)                                                    2,858,178
   138,610(a)         eBay, Inc.                                                              4,797,292
    40,107(a)         iQIYI, Inc. (A.D.R.)                                                    1,159,092
                                                                                           -------------
                                                                                           $ 18,832,353
--------------------------------------------------------------------------------------------------------
                      IT Consulting & Other Services -- 1.9%
    19,964            Accenture Plc                                                        $  3,375,314
    29,700            Amdocs, Ltd.                                                            1,938,816
                                                                                           -------------
                                                                                           $  5,314,130
--------------------------------------------------------------------------------------------------------
                      Systems Software -- 5.7%
   110,686            Microsoft Corp.                                                      $ 12,433,358
    79,734            Oracle Corp.                                                            3,873,478
                                                                                           -------------
                                                                                           $ 16,306,836
                                                                                           -------------
                      Total Software & Services                                            $ 44,836,089
--------------------------------------------------------------------------------------------------------
                      TECHNOLOGY HARDWARE & EQUIPMENT -- 7.0%
                      Electronic Manufacturing Services -- 0.0%+
    26,225(a)         Global Display Co., Ltd.                                             $     27,721
--------------------------------------------------------------------------------------------------------
                      Technology Distributors -- 1.6%
    51,011            CDW Corp.                                                            $  4,466,523
--------------------------------------------------------------------------------------------------------
                      Technology Hardware, Storage & Peripherals -- 5.4%
    68,331            Apple, Inc.                                                          $ 15,554,186
                                                                                           -------------
                      Total Technology Hardware & Equipment                                $ 20,048,430
--------------------------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 5.2%
                      Integrated Telecommunication Services -- 3.4%
   308,276            AT&T, Inc.                                                           $  9,846,335
--------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication Services -- 1.8%
 2,366,905            Vodafone Group Plc                                                   $  5,041,641
                                                                                           -------------
                      Total Telecommunication Services                                     $ 14,887,976
--------------------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 1.0%
                      Railroads -- 1.0%
    24,299            Kansas City Southern                                                 $  2,817,712
                                                                                           -------------
                      Total Transportation                                                 $  2,817,712
--------------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $258,454,609)                                                  $281,924,403
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 21

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
--------------------------------------------------------------------------------------------------------
                      U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                      1.3% of Net Assets
 1,430,000(b)         U.S. Treasury Bills, 9/6/18                                          $  1,429,849
 2,250,000(b)         U.S. Treasury Bills, 9/13/18                                            2,248,926
--------------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                      (Cost $3,678,201)                                                    $  3,678,775
--------------------------------------------------------------------------------------------------------
                      TEMPORARY CASH INVESTMENTS -- 0.2% of Net Assets
                      COMMERCIAL PAPER -- 0.2%
   720,000            Federation des Caisses Desjardins du Quebec, 1.89%, 9/4/18           $    719,844
--------------------------------------------------------------------------------------------------------
                      TOTAL TEMPORARY CASH INVESTMENTS
                      (Cost $719,887)                                                      $    719,844
--------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.0%
                      (Cost $262,852,697)(c)                                               $286,323,022
--------------------------------------------------------------------------------------------------------
                      OTHER ASSETS AND LIABILITIES -- 0.0%                                 $     96,783
--------------------------------------------------------------------------------------------------------
                      NET ASSETS -- 100.0%                                                 $286,419,805
========================================================================================================

(A.D.R.)      American Depositary Receipts.

(G.D.R.)      Global Depositary Receipts.

REIT          Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2018, the value of these securities amounted to $1,655,972, or 0.6% of net assets.

+             Amount rounds to less than 0.1%.

(a)           Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Annual Report | 8/31/18

(c) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

              United States                                                57.8%
              France                                                        8.3%
              Japan                                                         8.0%
              United Kingdom                                                6.6%
              Ireland                                                       2.4%
              China                                                         2.4%
              Netherlands                                                   2.4%
              Italy                                                         1.5%
              Indonesia                                                     1.4%
              Taiwan                                                        1.4%
              South Korea                                                   1.3%
              Germany                                                       1.1%
              Russia                                                        1.1%
              United Arab Emirates                                          1.1%
              Switzerland                                                   1.0%
              Other (individually less than 1%)                             2.2%
                                                                          -----
                                                                          100.0%
                                                                          =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2018 aggregated to $327,182,899 and $267,119,662, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2018, the Fund did not engage in cross trade activity.

At August 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $262,705,661 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
      there is an excess of value over tax cost                                 $ 36,828,481
    Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value                                  (13,211,120)
                                                                                ------------
    Net unrealized appreciation                                                 $ 23,617,361
                                                                                ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 23

The following is a summary of the inputs used as of August 31, 2018, in valuing the Fund's investments.

-------------------------------------------------------------------------------------------------------
                                         Level 1           Level 2           Level 3      Total
-------------------------------------------------------------------------------------------------------
Common Stocks
 Automobiles & Components
   Auto Parts & Equipment                $         --      $  9,548,319      $ --         $  9,548,319
   Automobile Manufacturers                        --         3,184,079        --            3,184,079
   Tires & Rubber                                  --         2,052,743        --            2,052,743
 Banks
   Diversified Banks                       12,975,956        17,888,216        --           30,864,172
   Regional Banks                                  --         1,676,614        --            1,676,614
 Capital Goods
   Aerospace & Defense                             --        14,010,036        --           14,010,036
   Heavy Electric Equipment                        --         5,602,287        --            5,602,287
 Consumer Durables & Apparel
   Apparel, Accessories &
     Luxury Goods                                  --         4,430,200        --            4,430,200
   Footwear                                        --         2,076,989        --            2,076,989
   Leisure Products                                --           714,883        --              714,883
 Consumer Services
   Restaurants                              1,313,398         2,329,324        --            3,642,722
 Energy
   Integrated Oil & Gas                            --        20,863,568        --           20,863,568
 Food & Staples Retailing
   Drug Retail                              5,562,479         1,701,963        --            7,264,442
 Materials
   Commodity Chemicals                             --         3,745,721        --            3,745,721
   Construction Materials                          --         3,443,575        --            3,443,575
   Copper                                          --         2,108,589        --            2,108,589
 Media
   Broadcasting                                    --         1,517,487        --            1,517,487
 Pharmaceuticals, Biotechnology &
   Life Sciences
   Pharmaceuticals                          6,074,417         2,868,433        --            8,942,850
 Real Estate
   Real Estate Development                         --         1,655,972        --            1,655,972
 Semiconductors &
   Semiconductor Equipment
   Semiconductors                           4,299,077         4,034,700        --            8,333,777
 Technology Hardware & Equipment
   Electronic Manufacturing Services               --            27,721        --               27,721
 Telecommunication Services
   Wireless Telecommunication
     Services                                      --         5,041,641        --            5,041,641
 All Other Common Stocks                  141,176,016                --        --          141,176,016
U.S. Government and
 Agency Obligations                                --         3,678,775        --            3,678,775
Commercial Paper                                   --           719,844        --              719,844
-------------------------------------------------------------------------------------------------------
Total Investments in Securities          $171,401,343      $114,921,679      $ --         $286,323,022
=======================================================================================================

During the year ended August 31, 2018, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Annual Report | 8/31/18

Statement of Assets and Liabilities | 8/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $262,852,697)             $286,323,022
  Cash                                                                               956,929
  Foreign currencies, at value (cost $7,075)                                           7,032
  Due from broker                                                                    276,323
  Receivables --
     Fund shares sold                                                                 95,221
     Dividends                                                                       668,149
  Due from the Adviser                                                                82,214
  Other assets                                                                        17,269
---------------------------------------------------------------------------------------------
        Total assets                                                            $288,426,159
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $  1,337,600
     Fund shares repurchased                                                         284,720
     Trustees' fees                                                                    1,637
     Reorganization expense                                                          106,817
     Transfer agent fees                                                              84,956
  Due to affiliates                                                                   92,417
  Accrued expenses                                                                    98,207
---------------------------------------------------------------------------------------------
        Total liabilities                                                       $  2,006,354
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $253,126,890
  Undistributed net investment income                                                664,770
  Accumulated net realized gain on investments                                     9,162,894
  Net unrealized appreciation on investments                                      23,465,251
---------------------------------------------------------------------------------------------
        Net assets                                                              $286,419,805
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $157,633,158/9,696,762 shares)                              $      16.26
  Class C (based on $26,444,475/1,665,437 shares)                               $      15.88
  Class K (based on $55,601,530/3,415,700 shares)                               $      16.28
  Class R (based on $20,733,184/1,284,087 shares)                               $      16.15
  Class Y (based on $26,007,458/1,592,798 shares)                               $      16.33
MAXIMUM OFFERING PRICE:
  Class A ($16.26 / 94.25%)                                                     $      17.25
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 25

Statement of Operations

For the Year Ended 8/31/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $435,319)                                                   $ 6,118,663
  Interest from unaffiliated issuers                                           65,721
---------------------------------------------------------------------------------------------------------
       Total investment income                                                               $ 6,184,384
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $ 2,106,967
  Administrative expense                                                      156,957
  Transfer agent fees
     Class A                                                                  230,481
     Class C                                                                   34,357
     Class K                                                                       46
     Class R                                                                   67,294
     Class Y                                                                   36,950
  Distribution fees
     Class A                                                                  364,237
     Class C                                                                  240,762
     Class R                                                                  114,958
  Shareowner communications expense                                            90,860
  Custodian fees                                                               92,487
  Registration fees                                                            92,642
  Professional fees                                                           113,013
  Printing expense                                                             55,215
  Pricing fees                                                                 10,204
  Trustees' fees                                                                9,799
  Insurance expense                                                             2,072
  Miscellaneous                                                                15,365
---------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $ 3,834,666
     Less fees waived and expenses reimbursed by the Adviser                                    (489,889)
---------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $ 3,344,777
---------------------------------------------------------------------------------------------------------
       Net investment income                                                                 $ 2,839,607
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                  $22,594,645
     Futures contracts                                                        242,814
     Swap contracts                                                           (57,205)
     Other assets and liabilities denominated in foreign currencies          (205,750)       $22,574,504
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                  $(3,059,835)
     Futures contracts                                                         70,336
     Swap contracts                                                           (26,774)
     Other assets and liabilities denominated in foreign currencies           (10,142)       $(3,026,415)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                     $19,548,089
---------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                       $22,387,696
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Annual Report | 8/31/18

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                        Year               Year
                                                                        Ended              Ended
                                                                        8/31/18            8/31/17
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                            $  2,839,607       $  1,451,286
Net realized gain (loss) on investments                                   22,574,504         14,389,135
Change in net unrealized appreciation (depreciation)
  on investments                                                          (3,026,415)        12,696,889
--------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations               $ 22,387,696       $ 28,537,310
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.21 and $0.17 per share, respectively)                     $ (1,087,216)      $   (860,989)
  Class C ($0.08 and $0.06 per share, respectively)                          (60,740)           (55,611)
  Class K ($0.30 and $0.24 per share, respectively)                       (1,060,925)          (924,024)
  Class R ($0.14 and $0.15 per share, respectively)                         (129,125)          (172,785)
  Class Y ($0.27 and $0.25 per share, respectively)                         (498,428)          (145,060)
Net realized gain:
  Class A ($0.84 and $-- per share, respectively)                         (4,153,899)                --
  Class C ($0.84 and $-- per share, respectively)                           (646,407)                --
  Class K ($0.84 and $-- per share, respectively)                         (2,998,623)                --
  Class R ($0.84 and $-- per share, respectively)                           (786,375)                --
  Class Y ($0.84 and $-- per share, respectively)                         (1,462,869)                --
--------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                               $(12,884,607)      $ (2,158,469)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                       $ 63,338,715       $ 25,442,861
Shares issued in reorganization*                                         117,142,875                 --
Reinvestment of distributions                                              7,609,676          1,004,283
Cost of shares repurchased                                               (88,874,768)       (35,863,738)
--------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                          $ 99,216,498       $ (9,416,594)
--------------------------------------------------------------------------------------------------------
     Net increase in net assets                                         $108,719,587       $ 16,962,247
NET ASSETS:
Beginning of year                                                       $177,700,218       $160,737,971
--------------------------------------------------------------------------------------------------------
End of year                                                             $286,419,805       $177,700,218
--------------------------------------------------------------------------------------------------------
Undistributed net investment income                                     $    664,770       $    909,322
========================================================================================================

*     See Notes to Financial Statements (Note 7).


The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 27

--------------------------------------------------------------------------------------------------------
                                         Year Ended      Year Ended        Year Ended      Year Ended
                                         8/31/18         8/31/18           8/31/17         8/31/17
                                         Shares          Amount            Shares          Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold                               1,212,851      $ 19,829,699         501,676      $  7,310,949
Shares issued in
  reorganization*                         4,853,591        76,250,037              --                --
Reinvestment of distributions               321,746         5,030,708          61,082           827,065
Less shares repurchased                  (1,662,931)      (27,061,954)     (1,124,071)      (15,803,442)
--------------------------------------------------------------------------------------------------------
     Net increase (decrease)              4,725,257      $ 74,048,490        (561,313)     $ (7,665,428)
========================================================================================================
Class C
Shares sold                                 372,584      $  6,021,726         178,880      $  2,530,087
Shares issued in
  reorganization*                           873,566        13,470,367              --                --
Reinvestment of distributions                45,174           692,520           3,968            52,774
Less shares repurchased                    (407,977)       (6,514,813)       (327,861)       (4,621,635)
--------------------------------------------------------------------------------------------------------
     Net increase (decrease)                883,347      $ 13,669,800        (145,013)     $ (2,038,774)
========================================================================================================
Class K
Shares sold                                      --      $         --              --      $         --
Reinvestment of distributions                    --                --              --                --
Less shares repurchased                    (169,891)       (2,767,714)       (290,349)       (4,168,272)
--------------------------------------------------------------------------------------------------------
     Net decrease                          (169,891)     $ (2,767,714)       (290,349)     $ (4,168,272)
========================================================================================================
Class R
Shares sold                                 274,141      $  4,404,701         372,467      $  5,188,282
Shares issued in
  reorganization*                         1,270,488        19,857,714              --                --
Reinvestment of distributions                    16               246              --                --
Less shares repurchased                  (1,383,989)      (22,500,030)       (339,305)       (4,879,933)
--------------------------------------------------------------------------------------------------------
     Net increase                           160,656      $  1,762,631          33,162      $    308,349
========================================================================================================
Class Y
Shares sold                               2,014,484      $ 33,082,589         707,014      $ 10,413,543
Shares issued in
  reorganization*                           480,606         7,564,757              --                --
Reinvestment of distributions               120,347         1,886,202           9,184           124,444
Less shares repurchased                  (1,840,330)      (30,030,257)       (450,320)       (6,390,456)
--------------------------------------------------------------------------------------------------------
     Net increase                           775,107      $ 12,503,291         265,878      $  4,147,531
========================================================================================================

*     See Notes to Financial Statements (Note 7).


The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Annual Report | 8/31/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year           Year          Year          Year         Year
                                                                    Ended          Ended         Ended         Ended        Ended
                                                                    8/31/18        8/31/17       8/31/16*      8/31/15*     8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $  15.77       $ 13.43       $ 13.00       $ 14.05      $ 11.31
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $   0.16(a)    $  0.11(a)    $  0.14(a)    $  0.07       $ 0.27
  Net realized and unrealized gain (loss) on investments                1.38          2.40          0.37         (0.74)        2.67
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $   1.54       $  2.51       $  0.51       $ (0.67)     $  2.94
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $  (0.21)      $ (0.17)      $ (0.08)      $ (0.38)     $ (0.20)
  Net realized gain                                                    (0.84)           --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $  (1.05)      $ (0.17)      $ (0.08)      $ (0.38)     $ (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   0.49       $  2.34       $  0.43       $ (1.05)     $  2.74
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  16.26       $ 15.77       $ 13.43       $ 13.00      $ 14.05
====================================================================================================================================
Total return (b)                                                       10.01%        18.89%         3.92%        (4.88)%      26.13%
Ratio of net expenses to average net assets                             1.24%         1.27%         1.30%         1.30%        1.30%
Ratio of net investment income (loss) to average net assets             0.99%         0.79%         1.08%         0.60%        2.01%
Portfolio turnover rate                                                   98%           85%           88%          109%        121%
Net assets, end of period (in thousands)                            $157,633       $78,417       $74,333       $77,115      $76,638
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                  1.40%         1.46%         1.45%         1.50%        1.56%
  Net investment income (loss) to average net assets                    0.83%         0.60%         0.94%         0.40%        1.75%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.


The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year          Year          Year          Year           Year
                                                                   Ended         Ended         Ended         Ended          Ended
                                                                   8/31/18       8/31/17       8/31/16*      8/31/15*       8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $ 15.42       $ 13.13       $ 12.72       $ 13.78        $11.11
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $  0.04(a)    $  0.01(a)    $  0.04(a)    $ (0.08)(b)    $ 0.14
  Net realized and unrealized gain (loss) on investments              1.34          2.34          0.37         (0.68)         2.63
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  1.38       $  2.35       $  0.41       $ (0.76)       $ 2.77
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $ (0.08)      $ (0.06)      $    --       $ (0.30)       $(0.10)
  Net realized gain                                                  (0.84)           --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $ (0.92)      $ (0.06)      $    --       $ (0.30)       $(0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  0.46       $  2.29       $  0.41       $ (1.06)       $ 2.67
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 15.88       $ 15.42       $ 13.13       $ 12.72        $13.78
====================================================================================================================================
Total return (c)                                                      9.15%        18.00%         3.22%        (5.60)%       24.98%
Ratio of net expenses to average net assets                           1.97%         2.00%         2.03%         2.05%         2.20%
Ratio of net investment income (loss) to average net assets           0.28%         0.07%         0.35%        (0.14)%        1.13%
Portfolio turnover rate                                                 98%           85%           88%          109%          121%
Net assets, end of period (in thousands)                           $26,444       $12,056       $12,170       $13,552        $8,427
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                2.13%         2.19%         2.16%         2.21%         2.35%
  Net investment income (loss) to average net assets                  0.12%        (0.12)%        0.22%        (0.30)%        0.98%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the relevant period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.


The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year             Year             Year             12/31/14
                                                                     Ended            Ended            Ended            to
                                                                     8/31/18          8/31/17          8/31/16*         8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                 $ 15.81          $ 13.47          $ 13.03          $ 13.51
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                       $  0.22(a)       $  0.18(a)       $  0.21(a)       $  0.11
  Net realized and unrealized gain (loss) on investments                1.39             2.40             0.38            (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $  1.61          $  2.58          $  0.59          $ (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              $ (0.30)         $ (0.24)         $ (0.15)         $    --
  Net realized gain                                                    (0.84)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  $ (1.14)         $ (0.24)         $ (0.15)         $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $  0.47          $  2.34          $  0.44          $ (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 16.28          $ 15.81          $ 13.47          $ 13.03
====================================================================================================================================
Total return (b)                                                       10.47%           19.44%            4.51%           (3.55)%(c)
Ratio of net expenses to average net assets                             0.80%            0.79%            0.79%            0.79%(d)
Ratio of net investment income (loss) to average net assets             1.35%            1.26%            1.58%            1.44%(d)
Portfolio turnover rate                                                   98%              85%              88%             109%
Net assets, end of period (in thousands)                             $55,602          $56,693          $52,222          $54,305
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                  0.96%            0.98%            0.92%            0.95%(d)
  Net investment income to average net assets                           1.19%            1.07%            1.45%            1.28%(d)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.


The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year            Year            Year            7/1/15
                                                                         Ended           Ended           Ended           to
                                                                         8/31/18         8/31/17         8/31/16*        8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                     $ 15.65         $ 13.36         $ 12.99         $14.08
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                           $  0.09(a)      $  0.08(a)      $  0.13(a)      $ 0.00(b)
  Net realized and unrealized gain (loss) on investments                    1.39            2.36            0.37          (1.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $  1.48         $  2.44         $  0.50         $(1.09)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                  $ (0.14)        $ (0.15)        $ (0.13)        $   --
  Net realized gain                                                        (0.84)             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $ (0.98)        $ (0.15)        $ (0.13)        $   --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.50         $  2.29         $  0.37         $(1.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 16.15         $ 15.65         $ 13.36         $12.99
====================================================================================================================================
Total return (c)                                                            9.68%          18.47%           3.85%         (7.74)%(d)
Ratio of net expenses to average net assets                                 1.55%           1.55%           1.55%          1.38%(e)
Ratio of net investment income (loss) to average net assets                 0.58%           0.54%           1.04%          0.25%(e)
Portfolio turnover rate                                                      98%              85%             88%           109%
Net assets, end of period (in thousands)                                 $20,733         $17,587         $14,562         $2,304
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                      1.75%           1.75%           1.68%          1.55%(e)
  Net investment income (loss) to average net assets                        0.38%           0.34%           0.91%          0.08%(e)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or ($0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Annualized.


The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year          Year          Year         Year         Year
                                                                      Ended         Ended         Ended        Ended        Ended
                                                                      8/31/18       8/31/17       8/31/16*     8/31/15*     8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $ 15.83       $ 13.50       $13.06       $ 14.12      $ 11.37
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $  0.22(a)    $  0.18(a)    $ 0.20(a)    $  0.01       $ 0.37
  Net realized and unrealized gain (loss) on investments                 1.39          2.40         0.39         (0.62)        2.63
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  1.61       $  2.58       $ 0.59       $ (0.61)     $  3.00
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $ (0.27)      $ (0.25)      $(0.15)      $ (0.45)     $ (0.25)
  Net realized gain                                                     (0.84)           --           --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $ (1.11)      $ (0.25)      $(0.15)      $ (0.45)     $ (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  0.50       $  2.33       $ 0.44       $ (1.06)     $  2.75
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 16.33       $ 15.83       $13.50       $ 13.06      $ 14.12
====================================================================================================================================
Total return (b)                                                        10.50%        19.45%        4.50%        (4.48)%      26.66%
Ratio of net expenses to average net assets                              0.80%         0.80%        0.80%         0.80%        0.80%
Ratio of net investment income (loss) to average net assets              1.36%         1.22%        1.55%         0.85%        2.58%
Portfolio turnover rate                                                    98%           85%          88%          109%         121%
Net assets, end of period (in thousands)                              $26,007       $12,947       $7,450       $23,815      $70,384
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                   1.07%         1.10%        1.08%         0.96%        0.95%
  Net investment income to average net assets                            1.09%         0.92%        1.27%         0.69%        2.43%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.


The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 33

Notes to Financial Statements | 8/31/18

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class T shares had not commenced operations as of August 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

34 Pioneer Global Equity Fund | Annual Report | 8/31/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 35 held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Cash may include overnight deposits at approved financial institutions.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event

36 Pioneer Global Equity Fund | Annual Report | 8/31/18 might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At August 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 37 its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.

      In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At August 31, 2018, the Fund reclassified $247,725 to decrease undistributed net investment income and $247,725 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At August 31, 2018, the Fund was permitted to carry forward indefinitely $8,931,910 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      Included in this amount is $8,931,910 of long-term losses which, as a result of the reorganization with Pioneer Emerging Markets Fund on November 17, 2017 may be subject to limitations imposed by the Internal Revenue Code. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

      During the year ended August 31, 2018, a capital loss carryforward of $1,777,712 was utilized to offset net realized gains by the Fund, which resulted from the reorganization with Pioneer Emerging Markets Fund on November 17, 2017.

38 Pioneer Global Equity Fund | Annual Report | 8/31/18

      The Fund has elected to defer $2,525,823 of capital losses recognized between September 1, 2017 and August 31, 2018 to its fiscal year ending August 31, 2019.

      The tax character of distributions paid during the years ended August 31, 2018 and August 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                             2018           2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                 $ 5,362,257     $2,158,469
      Long-term capital gain                            7,522,350             --
      --------------------------------------------------------------------------
          Total                                       $12,884,607     $2,158,469
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $   419,470
      Undistributed long-term capital gain                           20,718,891
      Capital loss carryforward limited                              (8,931,910)
      Current year late year loss                                    (2,525,823)
      Net unrealized appreciation                                    23,612,287
      --------------------------------------------------------------------------
         Total                                                      $33,292,915
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swap and future contracts, and tax adjustments on partnerships.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $18,146 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2018.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 39

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in countries with emerging (or developing) markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value,

40 Pioneer Global Equity Fund | Annual Report | 8/31/18 impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the year ended August 31, 2018, was $(439,408). There were no open futures contracts at August 31, 2018.


                         Pioneer Global Equity Fund | Annual Report | 8/31/18 41

I.    Total Return Swap Contracts

      The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index. The amount of cash deposited with the broker as collateral at August 31, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of total return swap contracts open during the year ended August 31, 2018, was $2,296. There were no open total return swap contracts at August 31, 2018.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.75% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, 0.80%, 1.55% and 0.80% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2018, are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

42 Pioneer Global Equity Fund | Annual Report | 8/31/18

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $86,095 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $75,069
Class C                                                                   11,167
Class K                                                                       49
Class R                                                                    3,530
Class Y                                                                    1,045
--------------------------------------------------------------------------------
 Total                                                                   $90,860
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,322 in distribution fees payable to the Distributor at August 31, 2018.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 43

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2018, CDSCs in the amount of $10,795 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date,
(b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2018, the Fund had no borrowings under the credit facility.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

44 Pioneer Global Equity Fund | Annual Report | 8/31/18

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

At August 31, 2018, the Fund had no open derivative instruments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2018, was as follows:

----------------------------------------------------------------------------------
                                               Foreign
Statement of            Interest     Credit    Exchange     Equity       Commodity
Operations              Rate Risk    Risk      Risk Rate    Risk         Risk
----------------------------------------------------------------------------------
Net realized
 gain (loss) on:
 Futures contracts      $ --         $ --      $(64,369)    $307,183     $ --
 Swap contracts           --           --            --      (57,205)      --
----------------------------------------------------------------------------------
  Total Value           $ --         $ --      $(64,369)    $249,978     $ --
==================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Futures contracts      $ --         $ --      $ 70,336     $     --     $ --
 Swap contracts           --           --            --      (26,774)      --
----------------------------------------------------------------------------------
  Total Value           $ --         $ --      $ 70,336     $(26,774)    $ --
==================================================================================

7. Reorganization Information

On November 17, 2017 ("Closing Date"), Pioneer Emerging Markets Fund ("Emerging Markets Fund") was reorganized into Pioneer Global Equity Fund ("Global Equity Fund"). The purpose of this transaction was to combine two funds (managed by the Adviser) with similar investment objectives and strategies.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 45

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the Emerging Markets Fund for shares of the Global Equity Fund. Shareowners holding Class A, Class C, Class R and Class Y shares of the Emerging Markets Fund received corresponding Class A, Class C, Class R and Class Y shares of the Global Equity Fund, in the reorganization. The investment portfolios of the Emerging Markets Fund, with a value of $32,132,807 and an identified cost of $32,488,550 at November 17, 2017, were the principal assets acquired by the Global Equity Fund.

For financial reporting purposes, assets received and shares issued by the Global Equity Fund were recorded at net asset value. However, the cost basis of the investments received from the Emerging Markets Fund was carried forward to align ongoing reporting of the Global Equity Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The following charts show the details of the reorganization as of the Closing
Date:

------------------------------------------------------------------------------------------------
                        Emerging                 Global Equity            Global Equity
                        Markets Fund             Fund                     Fund
                        (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
------------------------------------------------------------------------------------------------
Net Assets
 Class A                $ 76,250,037             $ 82,649,884             $158,899,921
 Class C                  13,470,367               12,531,578               26,001,945
 Class K                          --               56,126,289               56,126,289
 Class R                  19,857,714               15,214,992               35,072,706
 Class Y                   7,564,757               27,929,061               35,493,818
------------------------------------------------------------------------------------------------
Total Net Assets        $117,142,875             $194,451,804             $311,594,679
================================================================================================
Shares Outstanding
 Class A                   3,445,218                5,260,259               10,113,850
 Class C                     750,427                  812,497                1,686,063
 Class K                          --                3,575,749                3,575,749
 Class R                     942,818                  973,430                2,243,918
 Class Y                     308,826                1,774,392                2,254,998

--------------------------------------------------------------------------------
                                                               Shares Issued in
                             Exchange Ratio                    Reorganization
                             Emerging Markets                  of Emerging
                             Fund                              Markets Fund
--------------------------------------------------------------------------------
Class A                      1.4088                            4,853,591
Class C                      1.1641                              873,566
Class K                          --                                   --
Class R                      1.3475                            1,270,488
Class Y                      1.5562                              480,606

--------------------------------------------------------------------------------
                                     Unrealized                  Accumulated
                                     Appreciation on             Gain (Loss) on
                                     Closing Date                Closing Date
--------------------------------------------------------------------------------
Emerging Markets                       (355,300)                 (13,578,228)
Global Equity                        35,159,526                     (757,607)

46 Pioneer Global Equity Fund | Annual Report | 8/31/18

Assuming the Reorganization had been completed on September 1, 2017, the beginning of the Fund's current fiscal year, the pro forma results of operations for the year ended August 31, 2018, are as follows:

Net Investment Income (Loss)                                         $ 2,400,528
Net Realized and Unrealized Gains                                     22,361,387
--------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                       $24,761,915
================================================================================

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Global Equity Fund that have been included in the Statements of Operations since the Reorganization was consummated.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer Global Equity Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Global Equity Fund (the "Fund"), one of the funds constituting Pioneer Series Trust V (the "Trust"), including the schedule of investments, as of August 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the statement of changes in net assets and financial highlights for the year ended August 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended August 31, 2014, August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended August 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

48 Pioneer Global Equity Fund | Annual Report | 8/31/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
October 25, 2018

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 49

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 74.18%.

Effective October 1, 2018, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.15% and 0.70% of the average daily net assets attributable to Class A and Class Y shares, respectively.

Effective October 1, 2018, management fees will be calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the

50 Pioneer Global Equity Fund | Annual Report | 8/31/18 satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and
(x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 51

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

52 Pioneer Global Equity Fund | Annual Report | 8/31/18

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)           Trustee since 2006.   Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board          Serves until a        present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee                    successor trustee is  Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                               elected or earlier    Inc. (technology products for securities        processing provider for
                               retirement or         lending industry); and Senior Executive Vice    financial services industry)
                               removal.              President, The Bank of New York (financial and  (2009 - present); Director,
                                                     securities services) (1986 - 2004)              Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)             Trustee since 2005.   Managing Partner, Federal City Capital          Director of New York Mortgage
Trustee                        Serves until a        Advisors (corporate advisory services           Trust (publicly -traded
                               successor trustee is  company) (1997 - 2004 and 2008 - present);      mortgage REIT) (2004 - 2009,
                               elected or earlier    Interim Chief Executive Officer, Oxford         2012 - present); Director of
                               retirement or         Analytica, Inc. (privately held research and    The Swiss Helvetia Fund, Inc.
                               removal.              consulting company) (2010); Executive Vice      (closed-end fund) (2010 -
                                                     President and Chief Financial Officer,          2017); Director of Oxford
                                                     I-trax, Inc. (publicly traded health care       Analytica, Inc. (2008 -
                                                     services company) (2004 - 2007); and Executive  2015); and Director of
                                                     Vice President and Chief Financial Officer,     Enterprise Community
                                                     Pedestal Inc. (internet-based mortgage trading  Investment, Inc. (privately-
                                                     company) (2000 - 2002); Private Consultant      held affordable housing
                                                     (1995 - 1997); Managing Director, Lehman        finance company) (1985 - 2010)
                                                     Brothers (1992 - 1995); and Executive, The
                                                     World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)      Trustee since 2008.   William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                        Serves until a        Economy, Harvard University (1972 - present)    Funds Investment Trust and
                               successor trustee is                                                  Mellon Institutional Funds
                               elected or earlier                                                    Master Portfolio (oversaw 17
                               retirement or                                                         portfolios in fund complex)
                               removal.                                                              (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)      Trustee since 2005.   Founding Director, Vice-President and           None
Trustee                        Serves until a        Corporate Secretary, The Winthrop Group,
                               successor trustee is  Inc. (consulting firm) (1982 - present);
                               elected or earlier    Desautels Faculty of Management, McGill
                               retirement or         University (1999 - 2017); and Manager of
                               removal.              Research Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 53

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)       Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds        None
Trustee                        (Advisory Trustee     (healthcare workers union pension funds)
                               from 2014 - 2017).    (2001 - present); Vice President -
                               Serves until          International Investments Group, American
                               a successor trustee   International Group, Inc. (insurance company)
                               is elected or         (1993 - 2001); Vice President - Corporate
                               earlier retirement    Finance and Treasury Group, Citibank, N.A.
                               or removal.           (1980 - 1986 and 1990 - 1993); Vice
                                                     President - Asset/Liability Management
                                                     Group, Federal Farm Funding Corporation
                                                     (government-sponsored issuer of debt
                                                     securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988); and Mortgage
                                                     Strategies Group, Drexel Burnham Lambert, Ltd.
                                                     (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)       Trustee since 2005.   President and Chief Executive Officer, Newbury   Director of New America High
Trustee                        Serves until a        Piret Company (investment banking firm)          Income Fund, Inc.
                               successor trustee     (1981 - present)                                 (closed-end investment
                               is elected or                                                          company) (2004 - present);
                               earlier retirement                                                     and Member, Board of
                               or removal.                                                            Governors, Investment
                                                                                                      Company Institute
                                                                                                      (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)         Trustee since 2014.   Consultant (investment company services)         None
Trustee                        Serves until a        (2012 - present); Executive Vice President,
                               successor trustee     BNY Mellon (financial and investment company
                               is elected or         services) (1969 - 2012); Director, BNY
                               earlier retirement    International Financing Corp. (financial
                               or removal.           services) (2002 - 2012); and Director, Mellon
                                                     Overseas Investment Corp. (financial services)
                                                     (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Global Equity Fund | Annual Report | 8/31/18

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*            Trustee since 2017.   Director, CEO and President of Amundi Pioneer    None
Trustee, President and         Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer        successor trustee     2014); Director, CEO and President of Amundi
                               is elected or         Pioneer Asset Management, Inc. (since
                               earlier retirement    September 2014); Director, CEO and President
                               or removal.           of Amundi Pioneer Distributor, Inc. (since
                                                     September 2014); Director, CEO and President
                                                     of Amundi Pioneer Institutional Asset
                                                     Management, Inc. (since September 2014);
                                                     Chair, Amundi Pioneer Asset Management USA,
                                                     Inc., Amundi Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional Asset Management,
                                                     Inc. (September 2014 - 2018); Managing
                                                     Director, Morgan Stanley Investment
                                                     Management (2010 - 2013); and Director of
                                                     Institutional Business, CEO of International,
                                                     Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*        Trustee since 2014.   Director and Executive Vice President (since     None
Trustee                        Serves until a        2008) and Chief Investment Officer, U.S.
                               successor trustee     (since 2010) of Amundi Pioneer Asset
                               is elected or         Management USA, Inc.; Executive Vice
                               earlier retirement    President and Chief Investment Officer,
                               or removal.           U.S. of Amundi Pioneer (since 2008);
                                                     Executive Vice President of Amundi
                                                     Pioneer Institutional Asset Management,
                                                     Inc. (since 2009); and Portfolio Manager
                                                     of Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 55

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)     Since 2005. Serves    Vice President and Associate General Counsel     None
Secretary and Chief            at the discretion     of Amundi Pioneer since January 2008;
Legal Officer                  of the Board.         Secretary and Chief Legal Officer of all of
                                                     the Pioneer Funds since June 2010; Assistant
                                                     Secretary of all of the Pioneer Funds from
                                                     September 2003 to May 2010; and Vice
                                                     President and Senior Counsel of Amundi
                                                     Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)         Since 2010. Serves    Fund Governance Director of Amundi Pioneer       None
Assistant Secretary            at the discretion     since December 2006 and Assistant Secretary
                               of the Board.         of all the Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of Amundi Pioneer
                                                     from December 2003 to November 2006; and
                                                     Senior Paralegal of Amundi Pioneer from
                                                     January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)              Since 2010. Serves    Senior Counsel of Amundi Pioneer since May       None
Assistant Secretary            at the discretion     2013 and Assistant Secretary of all the
                               of the Board.         Pioneer Funds since June 2010; and Counsel
                                                     of Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves    Vice President - Fund Treasury of Amundi         None
Treasurer and Chief            at the discretion     Pioneer; Treasurer of all of the Pioneer Funds
Financial and Accounting       of the Board.         since March 2008; Deputy Treasurer of Amundi
Officer                                              Pioneer from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the Pioneer Funds
                                                     from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)          Since 2005. Serves    Director - Fund Treasury of Amundi Pioneer;      None
Assistant Treasurer            at the discretion     and Assistant Treasurer of all of the Pioneer
                               of the Board.         Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)             Since 2005. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer; and Assistant Treasurer of all of the
                               of the Board.         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer since November 2008; Assistant Treasurer
                               of the Board.         of all of the Pioneer Funds since January 2009;
                                                     and Client Service Manager - Institutional
                                                     Investor Services at State Street Bank from
                                                     March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Global Equity Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves    Chief Compliance Officer of Amundi Pioneer       None
Chief Compliance Officer       at the discretion of  and of all the Pioneer Funds since March
                               the Board.            2010; Chief Compliance Officer of Amundi
                                                     Pioneer Institutional Asset Management, Inc.
                                                     since January 2012; Chief Compliance
                                                     Officer of Vanderbilt Capital Advisors, LLC
                                                     since July 2012: Director of Adviser and
                                                     Portfolio Compliance at Amundi Pioneer
                                                     since October 2005; and Senior Compliance
                                                     Officer for Columbia Management Advisers,
                                                     Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)           Since 2006. Serves    Vice President - Investor Services Group         None
Anti-Money                     at the discretion of  of Amundi Pioneer and Anti-Money Laundering
Laundering Officer             the Board.            Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 57

                          This page is for your notes.

58 Pioneer Global Equity Fund | Annual Report | 8/31/18

                          This page is for your notes.

                         Pioneer Global Equity Fund | Annual Report | 8/31/18 59

                          This page is for your notes.

60 Pioneer Global Equity Fund | Annual Report | 8/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 19431-12-1018

                  Pioneer Corporate
                  High Yield Fund
                  (Formerly Pioneer U.S. Corporate High Yield Fund)*

--------------------------------------------------------------------------------
                  Annual Report | August 31, 2018
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A    HYCAX
                  Class C    HYCCX
                  Class Y    HYCYX

                  * Effective February 1, 2018, the Fund was renamed Pioneer Corporate High Yield Fund


                  [LOGO]  Amundi Pioneer
                          ==============
                        ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            11

Prices and Distributions                                                     12

Performance Update                                                           13

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         30

Notes to Financial Statements                                                37

Report of Independent Registered Public Accounting Firm                      46

Additional Information                                                       48

Trustees, Officers and Service Providers                                     50

                   Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 1

President's Letter

Over the first half of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned 2.65%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.62%. While the markets have delivered somewhat mixed and tepid returns, we have observed the U.S. Federal Reserve System (the
Fed) continuing to tighten monetary policy by increasing interest rates in both March and June, and moving forward with the tapering of its balance sheet, a process which began in October 2017. The Fed also signaled the potential for two additional rate hikes before the end of this year, given robust economic growth and the potential for rising inflation.

Although domestic equities gained ground during the first six months of the year, the investment backdrop proved more challenging compared to the favorable conditions of the past two years. On the positive side, stocks continued to benefit from the underpinnings of robust domestic economic growth, lower tax rates, and rising corporate earnings. At the same time, however, day-to-day market volatility began to pick up in response to worries about rising interest rates and uncertainty regarding U.S. trade policy. In fact, while the S&P 500 Index was positive for the first half of the year, the majority of its gain occurred in January, as stocks suffered a steep sell-off in early February and spent the rest of the six months ended June 30, 2018, regaining lost ground.

Across the fixed-income space, rising interest rates have helped drive down returns of most asset classes, though the floating-rate sector, which includes bank loans, has fared well in the rising-rate environment. In addition, structured sectors, such as asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, despite rising interest rates and rising home prices.

Although we have experienced an increase in volatility in the equity markets, looking ahead, we have not changed our outlook and still have a constructive view of U.S. stocks, especially given other investment alternatives. Economic growth continues to improve and overall equity valuations -- while elevated in the growth segment of the market -- in our view, are not excessive. In addition, U.S. gross domestic product (GDP) growth remains strong, coming in at above 2% for the first quarter of 2018, with projections of a continued, if not increasing growth rate for the second quarter.

2 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

In fixed income, we believe that attractive investment opportunities still exist, even with interest rates on the rise. In general, our core fixed-income portfolios remain underweight to nominal U.S. Treasuries, which are sensitive to the rising-rate environment. We have, however, allocated assets to Treasury inflation-protected securities, or TIPS, which are indexed to inflation in order to protect against its negative effects. In addition, we believe investors should be selective when investing in the investment-grade bond sector, as the use of leverage by corporations to fund mergers and acquisitions as well as stock buybacks and dividend increases has risen significantly. We continue to see more attractive valuations within structured investment vehicles, such as residential MBS, as fundamentals within the U.S. housing market are solid and U.S. consumer sentiment remains positive.

We believe this year's market fluctuations have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 3

Portfolio Management Discussion | 8/31/18

In the following interview, portfolio manager Matthew Shulkin discusses the factors that influenced the performance of Pioneer Corporate High Yield Fund* during the 12-month period ended August 31, 2018. Mr. Shulkin, a vice president and associate portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Andrew Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the 12-month period ended August 31, 2018?

A Pioneer Corporate High Yield Fund's Class A shares returned 2.60% at net asset value during the 12-month period ended August 31, 2018, while the Fund's benchmark, the ICE Bank of America Merrill Lynch U.S. High Yield Index (the ICE BofA ML Index), returned 3.26%. During the same period, the average return of the 691 mutual funds in Morningstar's High Yield Bond Funds category was 2.67%.

Q Could you please describe the market environment for high-yield bonds during the 12-month period ended August 31, 2018?

A For much of the period, investor sentiment in the high-yield bond market was supported by robust corporate earnings, a positive macroeconomic backdrop, and a largely restrained approach to normalizing interest rates on the part of the U.S. Federal Reserve (the Fed).

      In September of 2017, the Fed announced that it would begin the gradual tapering of its mortgage-backed security and Treasury holdings, effective in October 2017. While less-supportive monetary policy and resulting higher interest rates are generally not favorable for credit-sensitive assets such as high-yield securities, the Fed's balance-sheet tapering plan had been anticipated well in advance, and so the market's reaction to the announcement of the actual launch date of the program was muted. In December 2017, the Fed implemented its third incremental interest-rate hike of the calendar year, essentially in line with expectations going into 2017.

* Note: On February 1, 2018, Pioneer U.S. Corporate High Yield Fund was renamed Pioneer Corporate High Yield Fund, and certain of the Fund's investment strategies changed (See NOTE 5). Prior to this date, the Fund was only available to residents of Massachusetts, but is now available to all U.S. investors.


4 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

      Also in December, Congress passed legislation lowering the U.S. corporate tax rate from 35% to 21%, while also allowing the immediate expensing of certain capital expenditures. High-yield prices experienced some periods of volatility during the lead-up to the passage of the legislation, in large part due to uncertainty about the impact it would have on issuers with higher levels of leverage. However, the tax bill's potentially positive provisions were viewed as more than offsetting the possible negative effects of the limits it imposed on interest-expense deductibility, and so the high-yield market entered 2018 with a positive tone.

      As January 2018 progressed, longer-term Treasury yields, which had been relatively stable in 2017 even as the short end of the yield curve rose notably, began to drift higher. With arguably full employment and U.S. gross domestic product (GDP) growth consistently in the 3% range, the Fed began to take on a more hawkish tone with regard to interest rates. In February, performance for high-yield bonds turned negative as the market digested the dual effects of a Treasury sell-off as well as the related prospect of new Fed rate hikes coming sooner than previously anticipated.

      The Fed, following up on its more aggressive tone, raised the federal funds rate in both March and June, while signaling the prospect of two additional increases before the end of 2018. Farther out on the Treasury curve, increasing yields were driven in part by rising inflation expectations against a backdrop of strengthening commodity prices and still more positive employment data. The 10-year Treasury yield would reach a high of 3.11% in mid-May, before easing to 2.85% by the end of June and generally trading in a band just below 3.00% through August 31, the end of the 12-month period.

      While the interest-rate environment provided a headwind for bond investors in 2018, sentiment about credit-sensitive debt remained positive, bolstered by solid economic growth, strong corporate profits, and the aforementioned tax legislation. Although the Trump administration's escalating rhetoric regarding trade agreements and continued threats of tariffs on a range of products from various U.S. trading partners clouded the outlook to some degree and led to bouts of market volatility, high-yield prices were still supported by a continued low default rate relative to historical averages as well as notably lower new-issue supply compared with the same period in 2017. Those factors more than balanced outflows from

                   Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 5 high-yield mutual funds. To put things into greater context, high-yield issuance came in at below seasonal averages in each of the last five months of the period through August 31, and gross high-yield issuance was down 29% year-to-date in 2018.

      Within the high-yield market, lower-rated issues outperformed higher-quality issues by a significant margin, with performance led by bonds rated CCC and lower. Higher-rated credits generally carry more duration and corresponding interest-rate sensitivity, and so the rise in Treasury yields in early 2018 had a disproportionately negative effect on those issues. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) There was also significant performance dispersion across high-yield sectors, with automotive, cable/satellite, consumer product, media, housing, and telecommunications issues lagging their counterparts within energy, basic materials, utilities, chemicals, and services.

Q Can you review your principal investment strategies in managing the Fund during the 12-month period ended August 31, 2018, and how those strategies affected performance relative to the Fund's benchmark?

A The Fund's performance versus the benchmark ICE BofA ML Index was constrained during the period by the portfolio's tilt toward the higher-quality segments of the high-yield market, with below-benchmark exposure to lower-quality, CCC-rated and distressed issues -- which outperformed more interest-rate-sensitive issues in the B and BB quality ranges -- detracting from relative returns. Security selection results, too, detracted from the Fund's benchmark-relative performance. Meanwhile, asset allocation results contributed positively to the Fund's benchmark-relative returns.

      With regard to security selection, results in basic materials, services, and retail lagged for the period and detracted from the Fund's benchmark-relative returns, while selection within health care was a positive contributor to relative performance.

      As for asset allocation, the Fund's overweight to energy helped benchmark-relative returns, as did portfolio underweights to retail and media. In addition, the Fund's exposure to convertible securities added modestly to benchmark-relative performance, while a position in bank loans was essentially a neutral factor versus the benchmark for the 12-month period, as the benefits of strong returns by the loan asset class were offset by the Fund's negative security selection results.

6 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

      With respect to specific portfolio holdings, an overweight position in point-of-sale technology firm Diebold Nixdorf was the leading detractor from the Fund's benchmark-relative performance at the individual security level, as the company missed earnings estimates and its liquidity position came under pressure. An overweight portfolio position in J.C. Penney also acted as a drag on the Fund's benchmark-relative returns, as the retailer lost its CEO and continued to report weak operating results in the face of a difficult retail environment as well as inventory-management stumbles. The Fund's exposure to bonds issued by Revlon also constrained benchmark-relative performance, as the beauty and personal-care company's turnaround efforts have thus far failed to gain traction against the market's concerns over online competition. We exited the position late in the period.

      On the positive side, a number of leading contributors to the Fund's benchmark-relative performance came from the energy sector, as crude oil prices strengthened over the period. Energy holdings that benefited the Fund's performance included Whiting Petroleum, PBF Holdings, Extraction Oil, and SM Energy. Outside of energy, a Fund position in Valeant Pharmaceuticals was a meaningful contributor to relative returns, as the company's management team has continued its efforts to sell off assets and reduce the firm's leverage. An overweight portfolio position in Dynegy also contributed meaningfully to the Fund's benchmark-relative results, as the utility was acquired by a higher-rated competitor with investment-grade aspirations.

Q Can you discuss the factors that affected the Fund's income-generation and distributions to shareholders during the 12-month period ended August 31, 2018?

A The Fund's income-generation was relatively stable over the 12-month period. Our more "up in quality" and higher-rated bias in the portfolio did result in a marginally lower yield compared with the ICE BofA ML Index, but we view the Fund's positioning as appropriate given where we are in the current credit cycle.

Q What role did derivatives play in the Fund's investment process and performance during the 12-month period ended August 31, 2018?

A As we did not use derivatives during the period, they had no impact on the Fund's performance. The Fund does, however, have the ability to utilize derivatives from time to time in order to maintain both the desired level of

                   Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 7 portfolio exposure to the high-yield market, and sufficient liquidity, with the latter earmarked for making opportunistic purchases as well as for helping to meet any unanticipated shareholder redemption requests.

Q     What is your assessment of the current climate for fixed income investing?

A We continue to have a constructive outlook with respect to the U.S. economy and overall corporate credit fundamentals. Credit data remains strong and corporate balance sheets do not appear overly stretched. We expect the default rate for high-yield bonds to remain low by historical standards.

      High-yield valuations are somewhat extended, but credit fundamentals remain supportive of high yield as an asset class. The default rate for high-yield bonds remains well below its historical average, and economic growth and corporate earnings remain strong. Unemployment is low, wages have been trending modestly higher, and consumer balance sheets are sound in aggregate. Moreover, strong corporate earnings and the record pace of debt refinancing has enabled an extension of the credit cycle, while credit-market sentiment received another boost from the passage of the U.S. tax-reform legislation late last year.

      Technical factors related to supply and demand remain supportive of the high-yield market, although we are now seeing a minor uptick in issuance related to mergers and acquisitions, which could act as something of a headwind. The lack of new supply (both gross and net) has provided a meaningful technical boost to the overall high-yield market, as buyers have been forced to look to existing securities for investment. On balance, we view the composition of the high-yield market as healthy, with an improving quality profile across a range of industries.

      With all of that said, the shifting landscape with regard to global trade agreements and the potential for a trade war has introduced a new variable, and we will be closely monitoring the effects of tariffs and other restrictive measures that could cause global economic growth to slow.

      In addition, the Fed is expected to continue to gradually hike short-term interest rates, and the tapering of its long-term bond portfolio will also inevitably lead to some tightening of credit conditions. The markets will be

8 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 watching closely for any data that could signal the potential for accelerating inflation, which could spur the Fed to increase its benchmark interest rate more rapidly than currently anticipated.

      With regard to the make-up of the portfolio, we are considering an increase in the Fund's weighting to issues in the B quality range, where we see the best risk/reward profile. By contrast, BB-rated issues are more vulnerable to rising interest rates, while more credit-sensitive, CCC-rated issues appear unattractive from a relative value standpoint given their recent outperformance. More broadly, we are reducing risk at the margins across the portfolio, while maintaining a constructive stance with respect to high yield as an asset class.

Please refer to the Schedule of Investments on pages 18-29 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.


                   Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 9

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

Portfolio Summary | 8/31/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            91.6%
Senior Secured Floating Rate Loan Interests                                 3.6%
U.S. Government and Agency Obligations                                      2.0%
Convertible Corporate Bonds                                                 1.5%
Convertible Preferred Stocks                                                1.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 9/6/18                                                                    2.03%
--------------------------------------------------------------------------------------------------------
 2. Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)                            1.61
--------------------------------------------------------------------------------------------------------
 3. Lennar Corp., 4.75%, 11/15/22                                                                  1.46
--------------------------------------------------------------------------------------------------------
 4. Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)                      1.23
--------------------------------------------------------------------------------------------------------
 5. PBF Holding Co., LLC/PBF Finance Corp., 7.0%, 11/15/23                                         1.07
--------------------------------------------------------------------------------------------------------
 6. International Game Technology Plc, 6.5%, 2/15/25 (144A)                                        1.07
--------------------------------------------------------------------------------------------------------
 7. OCI NV, 6.625%, 4/15/23 (144A)                                                                 1.05
--------------------------------------------------------------------------------------------------------
 8. PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 5/15/23                                  1.04
--------------------------------------------------------------------------------------------------------
 9. Horizon Pharma, Inc., 6.625%, 5/1/23                                                           1.03
--------------------------------------------------------------------------------------------------------
10. CyrusOne LP/CyrusOne Finance Corp., 5.0%, 3/15/24                                              1.03
--------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 11

Prices and Distributions | 8/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                  8/31/18                  8/31/17
--------------------------------------------------------------------------------
           A                      $9.97                    $10.22
--------------------------------------------------------------------------------
           C                      $9.96                    $10.21
--------------------------------------------------------------------------------
           Y                      $9.97                    $10.22
--------------------------------------------------------------------------------

Distributions per Share: 9/1/17-8/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment        Short-Term         Long-Term
          Class         Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A           $0.4570              $0.0532            $ --
--------------------------------------------------------------------------------
           C           $0.3814              $0.0532            $ --
--------------------------------------------------------------------------------
           Y           $0.4829              $0.0532            $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-15.

12 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

Performance Update | 8/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Corporate High Yield Fund at public offering price during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of August 31, 2018)
----------------------------------------------------------
                     Net        Public       ICE BofA
                     Asset      Offering     ML U.S.
                     Value      Price        High Yield
Period               (NAV)      (POP)        Index
----------------------------------------------------------
Life of Class
(1/3/17)             4.59%       1.72%        5.49%
1 year               2.60       -2.02         3.26
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
----------------------------------------------------------
                Gross   Net
----------------------------------------------------------
                3.89%   1.05%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Corporate               ICE BofA ML U.S.
                High Yield Fund                 High Yield Index
1/17            $ 9,550                         $10,000
8/17            $10,027                         $10,469
8/18            $10,288                         $10,810

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 13

Performance Update | 8/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of August 31, 2018)
----------------------------------------------------------
                                             ICE BofA
                                             ML U.S.
                    If         If            High Yield
Period              Held       Redeemed      Index
----------------------------------------------------------
Life of Class
(1/3/17)            3.78%      3.78%         5.49%
1 year              1.84       1.84          3.26
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
----------------------------------------------------------
                Gross   Net
----------------------------------------------------------
                4.63%   1.80%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Corporate               ICE BofA ML U.S.
                High Yield Fund                 High Yield Index
1/17            $10,000                         $10,000
8/17            $10,443                         $10,469
8/18            $10,635                         $10,810

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Effective September 1, 2018, Class C shares will automatically convert to Class A shares after 10 years.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

Performance Update | 8/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of August 31, 2018)
----------------------------------------------------------
                           Net            ICE BofA
                           Asset          ML U.S.
                           Value          High Yield
Period                     (NAV)          Index
----------------------------------------------------------
Life of Class
(1/3/17)                   4.84%          5.49%
1 year                     2.86           3.26
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
----------------------------------------------------------
                Gross   Net
----------------------------------------------------------
                3.63%   0.75%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Corporate               ICE BofA ML U.S.
                High Yield Fund                 High Yield Index
1/17            $5,000,000                      $5,000,000
8/17            $5,257,280                      $5,234,361
8/18            $5,407,639                      $5,405,138

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on actual returns from March 1, 2018, through August 31, 2018.

--------------------------------------------------------------------------------
Share Class                              A                C                Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00        $1,000.00        $1,000.00
Value on 3/1/18
--------------------------------------------------------------------------------
Ending Account Value                 $1,011.83        $1,008.02        $1,013.10
(after expenses) 8/31/18
--------------------------------------------------------------------------------
Expenses Paid                            $5.12            $8.86            $3.81
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, 1.75%, and 0.75% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the partial year period).


16 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from March 1, 2018, through August 31, 2018.

--------------------------------------------------------------------------------
Share Class                              A                C                Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00        $1,000.00        $1,000.00
Value on 3/1/18
--------------------------------------------------------------------------------
Ending Account Value                 $1,020.11        $1,016.38        $1,021.42
(after expenses) 8/31/18
--------------------------------------------------------------------------------
Expenses Paid                            $5.14            $8.89            $3.82
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, 1.75%, and 0.75% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the partial year period).


                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 17

Schedule of Investments | 8/31/18

-----------------------------------------------------------------------------------------------------
Shares                                                                                    Value
-----------------------------------------------------------------------------------------------------
                         UNAFFILIATED ISSUERS -- 98.4%
                         CONVERTIBLE PREFERRED STOCKS --
                         1.3% of Net Assets
                         BANKS -- 1.3%
                         Diversified Banks -- 1.3%
       116(a)            Bank of America Corp., 7.25%                                     $   151,837
        75(a)            Wells Fargo & Co., 7.5%                                               97,199
                                                                                          -----------
                         Total Banks                                                      $   249,036
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCKS
                         (Cost $245,344)                                                  $   249,036
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-----------------------------------------------------------------------------------------------------
                         CONVERTIBLE CORPORATE BONDS --
                         1.5% of Net Assets
                         ENERGY -- 0.3%
                         Oil & Gas Exploration & Production -- 0.3%
    50,000               SM Energy Co., 1.5%, 7/1/21                                      $    53,169
                                                                                          -----------
                         Total Energy                                                     $    53,169
-----------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                         Health Care Equipment -- 0.6%
   108,000               Wright Medical Group, Inc., 1.625%, 6/15/23 (144A)               $   114,143
                                                                                          -----------
                         Total Health Care Equipment & Services                           $   114,143
-----------------------------------------------------------------------------------------------------
                         MEDIA -- 0.4%
                         Cable & Satellite -- 0.4%
    96,000               DISH Network Corp., 2.375%, 3/15/24                              $    84,264
                                                                                          -----------
                         Total Media                                                      $    84,264
-----------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 0.1%
                         Biotechnology -- 0.1%
    25,000               Insmed, Inc., 1.75%, 1/15/25                                     $    20,848
                                                                                          -----------
                         Total Pharmaceuticals, Biotechnology & Life Sciences             $    20,848
-----------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 0.1%
                         Internet Software & Services -- 0.1%
    25,000               Envestnet, Inc., 1.75%, 6/1/23 (144A)                            $    27,557
                                                                                          -----------
                         Total Software & Services                                        $    27,557
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE CORPORATE BONDS
                         (Cost $301,432)                                                  $   299,981
-----------------------------------------------------------------------------------------------------
                         CORPORATE BONDS -- 90.1% of Net Assets
                         AUTOMOBILE & COMPONENTS -- 0.6%
                         Auto Parts & Equipment -- 0.6%
   120,000               American Axle & Manufacturing, Inc., 6.25%, 3/15/26              $   118,350
                                                                                          -----------
                         Total Automobile & Components                                    $   118,350
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------
                         BANKS -- 3.2%
                         Diversified Banks -- 2.2%
   200,000(a)(b)         Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)             $   201,760
   227,000(a)(b)         Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                         Swap Rate + 760 bps)                                                 242,981
                                                                                          -----------
                                                                                          $   444,741
-----------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- 1.0%
   196,000               Provident Funding Associates LP/PFG Finance Corp.,
                         6.375%, 6/15/25 (144A)                                           $   195,510
                                                                                          -----------
                         Total Banks                                                      $   640,251
-----------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 6.4%
                         Aerospace & Defense -- 1.0%
   135,000               Engility Corp., 8.875%, 9/1/24                                   $   144,113
    50,000               Kratos Defense & Security Solutions, Inc.,
                         6.5%, 11/30/25 (144A)                                                 51,625
                                                                                          -----------
                                                                                          $   195,738
-----------------------------------------------------------------------------------------------------
                         Agricultural & Farm Machinery -- 0.6%
   119,000               Titan International, Inc., 6.5%, 11/30/23                        $   116,918
-----------------------------------------------------------------------------------------------------
                         Building Products -- 2.4%
    60,000               American Woodmark Corp., 4.875%, 3/15/26 (144A)                  $    57,750
   190,000               Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                    184,537
    50,000               Griffon Corp., 5.25%, 3/1/22                                          49,328
   190,000               Standard Industries, Inc., 5.375%, 11/15/24 (144A)                   190,237
                                                                                          -----------
                                                                                          $   481,852
-----------------------------------------------------------------------------------------------------
                         Construction & Engineering -- 1.4%
   193,000               Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                  $   193,000
   100,000               MasTec, Inc., 4.875%, 3/15/23                                         98,250
                                                                                          -----------
                                                                                          $   291,250
-----------------------------------------------------------------------------------------------------
                         Industrial Machinery -- 0.8%
   100,000               BlueLine Rental Finance Corp./BlueLine Rental LLC,
                         9.25%, 3/15/24 (144A)                                            $   105,000
    50,000               EnPro Industries, Inc., 5.875%, 9/15/22                               50,937
                                                                                          -----------
                                                                                          $   155,937
-----------------------------------------------------------------------------------------------------
                         Trading Companies & Distributors -- 0.2%
    32,000               H&E Equipment Services, Inc., 5.625%, 9/1/25                     $    31,770
                                                                                          -----------
                         Total Capital Goods                                              $ 1,273,465
-----------------------------------------------------------------------------------------------------
                         COMMERCIAL & PROFESSIONAL SERVICES -- 3.1%
                         Diversified Support Services -- 0.3%
    49,000               Garda World Security Corp., 8.75%, 5/15/25 (144A)                $    48,265
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 19

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------
                         Environmental & Facilities Services -- 2.0%
   207,000               GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                   $   196,650
   110,000               Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                         113,988
   100,000               Waste Pro USA, Inc., 5.5%, 2/15/26 (144A)                             96,500
                                                                                          -----------
                                                                                          $   407,138
-----------------------------------------------------------------------------------------------------
                         Security & Alarm Services -- 0.8%
   167,000               Brink's Co., 4.625%, 10/15/27 (144A)                             $   156,145
                                                                                          -----------
                         Total Commercial & Professional Services                         $   611,548
-----------------------------------------------------------------------------------------------------
                         CONSUMER DURABLES & APPAREL -- 5.8%
                         Home Furnishings -- 0.9%
   194,000               Tempur Sealy International, Inc., 5.5%, 6/15/26                  $   189,150
-----------------------------------------------------------------------------------------------------
                         Homebuilding -- 4.9%
   190,000               Beazer Homes USA, Inc., 6.75%, 3/15/25                           $   177,650
   179,000               KB Home, 7.625%, 5/15/23                                             191,333
   288,000               Lennar Corp., 4.75%, 11/15/22                                        288,360
    30,000               Meritage Homes Corp., 6.0%, 6/1/25                                    30,225
   189,000               Taylor Morrison Communities, Inc./Taylor Morrison
                         Holdings II, Inc., 5.875%, 4/15/23 (144A)                            189,057
   100,000               TRI Pointe Group, Inc./TRI Pointe Homes, Inc.,
                         5.875%, 6/15/24                                                       99,620
                                                                                          -----------
                                                                                          $   976,245
                                                                                          -----------
                         Total Consumer Durables & Apparel                                $ 1,165,395
-----------------------------------------------------------------------------------------------------
                         CONSUMER SERVICES -- 4.8%
                         Casinos & Gaming -- 2.6%
    97,000               Eldorado Resorts, Inc., 6.0%, 4/1/25                             $    98,576
    70,000               Enterprise Development Authority, 12.0%, 7/15/24 (144A)               67,988
   200,000               International Game Technology Plc, 6.5%, 2/15/25 (144A)              210,000
   132,000               Scientific Games International, Inc., 10.0%, 12/1/22                 139,603
                                                                                          -----------
                                                                                          $   516,167
-----------------------------------------------------------------------------------------------------
                         Hotels, Resorts & Cruise Lines -- 1.1%
   150,000               Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                      $   151,500
    75,000               Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                  81,469
                                                                                          -----------
                                                                                          $   232,969
-----------------------------------------------------------------------------------------------------
                         Specialized Consumer Services -- 1.1%
    50,000               Carriage Services, Inc., 6.625%, 6/1/26 (144A)                   $    50,875
   150,000               Prime Security Services Borrower LLC/Prime Finance, Inc.,
                         9.25%, 5/15/23 (144A)                                                160,695
                                                                                          -----------
                                                                                          $   211,570
                                                                                          -----------
                         Total Consumer Services                                          $   960,706
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 2.8%
                         Diversified Capital Markets -- 1.8%
    95,000               Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                  $    92,031
    90,000               Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                         87,187
   185,000               Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
                         6.375%, 12/15/22 (144A)                                              189,163
                                                                                          -----------
                                                                                          $   368,381
-----------------------------------------------------------------------------------------------------
                         Specialized Finance -- 1.0%
    45,000               Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                    $    46,933
   150,000               Nationstar Mortgage LLC/Nationstar Capital Corp.,
                         6.5%, 7/1/21                                                         150,000
                                                                                          -----------
                                                                                          $   196,933
                                                                                          -----------
                         Total Diversified Financials                                     $   565,314
-----------------------------------------------------------------------------------------------------
                         ENERGY -- 16.6%
                         Integrated Oil & Gas -- 0.4%
    82,000               Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)             $    79,130
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Drilling -- 1.7%
   100,000               Ensco Plc, 7.75%, 2/1/26                                         $    95,500
    90,000               Precision Drilling Corp., 7.125%, 1/15/26 (144A)                      92,587
   144,000               Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                 147,600
                                                                                          -----------
                                                                                          $   335,687
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Equipment & Services -- 1.9%
   200,000               Archrock Partners LP/Archrock Partners Finance Corp.,
                         6.0%, 4/1/21                                                     $   199,500
   194,000               FTS International, Inc., 6.25%, 5/1/22                               190,363
                                                                                          -----------
                                                                                          $   389,863
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- 5.7%
   101,000               Antero Resources Corp., 5.0%, 3/1/25                             $   101,757
    45,000               Chaparral Energy, Inc., 8.75%, 7/15/23 (144A)                         44,775
    10,000               Denbury Resources, Inc., 7.5%, 2/15/24 (144A)                         10,162
   147,000               Great Western Petroleum LLC/Great Western Finance
                         Corp., 9.0%, 9/30/21 (144A)                                          151,042
    70,000               Jagged Peak Energy LLC, 5.875%, 5/1/26 (144A)                         68,950
   142,000               Oasis Petroleum, Inc., 6.875%, 3/15/22                               144,663
   150,000               Parsley Energy LLC/Parsley Finance Corp., 5.625%,
                         10/15/27 (144A)                                                      151,875
   100,000               Resolute Energy Corp., 8.5%, 5/1/20                                  100,000
    50,000               Sanchez Energy Corp., 7.25%, 2/15/23 (144A)                           48,688
    80,000               SM Energy Co., 6.125%, 11/15/22                                       82,300
    75,000               SRC Energy, Inc., 6.25%, 12/1/25                                      72,750
   160,000               Whiting Petroleum Corp., 6.25%, 4/1/23                               164,800
                                                                                          -----------
                                                                                          $ 1,141,762
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 21

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Refining & Marketing -- 1.6%
   110,000               Calumet Specialty Products Partners LP/Calumet
                         Finance Corp., 6.5%, 4/15/21                                     $   108,350
   202,000               PBF Holding Co., LLC/PBF Finance Corp., 7.0%, 11/15/23               211,090
                                                                                          -----------
                                                                                          $   319,440
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Storage & Transportation -- 5.3%
    95,000               Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25            $   100,937
   136,000               Energy Transfer Equity LP, 5.875%, 1/15/24                           144,500
   100,000               Genesis Energy LP/Genesis Energy Finance Corp.,
                         6.5%, 10/1/25                                                         96,750
    75,000               Hess Infrastructure Partners LP/Hess Infrastructure
                         Partners Finance Corp., 5.625%, 2/15/26 (144A)                        75,563
   100,000               NGPL PipeCo LLC, 4.375%, 8/15/22 (144A)                              100,750
   200,000               PBF Logistics LP/PBF Logistics Finance Corp.,
                         6.875%, 5/15/23                                                      204,250
   150,000               Sunoco LP/Sunoco Finance Corp., 4.875%,
                         1/15/23 (144A)                                                       147,981
   100,000               Targa Resources Partners LP/Targa Resources Partners
                         Finance Corp., 5.0%, 1/15/28 (144A)                                   97,125
   100,000               TransMontaigne Partners LP/TLP Finance Corp.,
                         6.125%, 2/15/26                                                       94,000
                                                                                          -----------
                                                                                          $ 1,061,856
                                                                                          -----------
                         Total Energy                                                     $ 3,327,738
-----------------------------------------------------------------------------------------------------
                         FOOD & STAPLES RETAILING -- 0.7%
                         Food Retail -- 0.7%
   148,000               Ingles Markets, Inc., 5.75%, 6/15/23                             $   148,740
                                                                                          -----------
                         Total Food & Staples Retailing                                   $   148,740
-----------------------------------------------------------------------------------------------------
                         FOOD, BEVERAGE & TOBACCO -- 1.3%
                         Packaged Foods & Meats -- 1.3%
    98,000               Alliance One International, Inc., 8.5%, 4/15/21 (144A)           $   101,185
   158,000               Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                        150,100
                                                                                          -----------
                         Total Food, Beverage & Tobacco                                   $   251,285
-----------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 2.7%
                         Health Care Facilities -- 1.6%
    55,000               CHS/Community Health Systems, Inc., 6.25%, 3/31/23               $    52,250
   150,000               HCA, Inc., 5.375%, 2/1/25                                            151,714
   114,000               RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                         5/1/23 (144A)                                                        121,125
                                                                                          -----------
                                                                                          $   325,089
-----------------------------------------------------------------------------------------------------
                         Health Care Services -- 0.6%
   100,000               BioScrip, Inc., 8.875%, 2/15/21                                  $    95,750
    28,000               Universal Hospital Services, Inc., 7.625%, 8/15/20                    28,070
                                                                                          -----------
                                                                                          $   123,820
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------
                         Managed Health Care -- 0.5%
    98,000               WellCare Health Plans, Inc., 5.25%, 4/1/25                       $   100,205
                                                                                          -----------
                         Total Health Care Equipment & Services                           $   549,114
-----------------------------------------------------------------------------------------------------
                         INSURANCE -- 0.7%
                         Life & Health Insurance -- 0.6%
   115,000               Centene Escrow I Corp., 5.375%, 6/1/26 (144A)                    $   118,718
-----------------------------------------------------------------------------------------------------
                         Reinsurance -- 0.1%
    17,000               Nationstar Mortgage Holdings, Inc., 8.125%,
                         7/15/23 (144A)                                                   $    17,637
                                                                                          -----------
                         Total Insurance                                                  $   136,355
-----------------------------------------------------------------------------------------------------
                         MATERIALS -- 10.6%
                         Aluminum -- 1.5%
   200,000               Century Aluminum Co., 7.5%, 6/1/21 (144A)                        $   201,000
   100,000               Novelis Corp., 5.875%, 9/30/26 (144A)                                 97,380
                                                                                          -----------
                                                                                          $   298,380
-----------------------------------------------------------------------------------------------------
                         Commodity Chemicals -- 1.2%
   151,000               NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                        $   145,715
   100,000               Olin Corp., 5.0%, 2/1/30                                              95,500
                                                                                          -----------
                                                                                          $   241,215
-----------------------------------------------------------------------------------------------------
                         Copper -- 0.9%
   100,000               First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)              $    93,125
   100,000               Freeport-McMoRan, Inc., 3.55%, 3/1/22                                 96,500
                                                                                          -----------
                                                                                          $   189,625
-----------------------------------------------------------------------------------------------------
                         Diversified Chemicals -- 0.7%
   136,000               Chemours Co., 7.0%, 5/15/25                                      $   145,180
-----------------------------------------------------------------------------------------------------
                         Diversified Metals & Mining -- 1.0%
   100,000               Coeur Mining, Inc., 5.875%, 6/1/24                               $    95,500
    98,000               Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                          99,715
                                                                                          -----------
                                                                                          $   195,215
-----------------------------------------------------------------------------------------------------
                         Fertilizers & Agricultural Chemicals -- 1.0%
   200,000               OCI NV, 6.625%, 4/15/23 (144A)                                   $   207,000
-----------------------------------------------------------------------------------------------------
                         Metal & Glass Containers -- 0.7%
   125,000               Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                    $   136,250
-----------------------------------------------------------------------------------------------------
                         Paper Packaging -- 0.5%
   100,000               Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                 $    92,125
-----------------------------------------------------------------------------------------------------
                         Specialty Chemicals -- 1.7%
   100,000               GCP Applied Technologies, Inc., 5.5%, 4/15/26 (144A)             $    98,000
   104,000               Ingevity Corp., 4.5%, 2/1/26 (144A)                                   97,500
   140,000               Kraton Polymers LLC/Kraton Polymers Capital Corp.,
                         7.0%, 4/15/25 (144A)                                                 144,375
                                                                                          -----------
                                                                                          $   339,875
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 23

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------
                         Steel -- 1.4%
    62,000               Commercial Metals Co., 4.875%, 5/15/23                           $    60,450
   100,000               Commercial Metals Co., 5.375%, 7/15/27                                93,000
    20,000               Commercial Metals Co., 5.75%, 4/15/26 (144A)                          19,300
   100,000               United States Steel Corp., 6.25%, 3/15/26                             99,625
                                                                                          -----------
                                                                                          $   272,375
                                                                                          -----------
                         Total Materials                                                  $ 2,117,240
-----------------------------------------------------------------------------------------------------
                         MEDIA -- 6.1%
                         Advertising -- 0.7%
   153,000               MDC Partners, Inc., 6.5%, 5/1/24 (144A)                          $   137,126
-----------------------------------------------------------------------------------------------------
                         Broadcasting -- 2.1%
   194,000               CCO Holdings LLC/CCO Holdings Capital Corp.,
                         5.5%, 5/1/26 (144A)                                              $   191,575
   125,000               Gray Television, Inc., 5.125%, 10/15/24 (144A)                       122,500
   100,000               Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)               98,750
                                                                                          -----------
                                                                                          $   412,825
-----------------------------------------------------------------------------------------------------
                         Cable & Satellite -- 3.1%
   200,000               CSC Holdings LLC, 5.5%, 4/15/27 (144A)                           $   194,750
   150,000               Hughes Satellite Systems Corp., 5.25%, 8/1/26                        143,437
   100,000               Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                         99,750
   196,000               Videotron, Ltd., 5.125%, 4/15/27 (144A)                              194,040
                                                                                          -----------
                                                                                          $   631,977
-----------------------------------------------------------------------------------------------------
                         Movies & Entertainment -- 0.2%
    50,000               VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                           $    48,167
                                                                                          -----------
                         Total Media                                                      $ 1,230,095
-----------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY & SERVICES -- 3.4%
                         Pharmaceuticals -- 3.4%
   100,000               Endo Finance LLC, 5.75%, 1/15/22 (144A)                          $    92,500
   200,000               Horizon Pharma, Inc., 6.625%, 5/1/23                                 203,500
    70,000               Valeant Pharmaceuticals International, Inc., 5.5%,
                         11/1/25 (144A)                                                        69,825
   331,000               Valeant Pharmaceuticals International, Inc., 5.875%,
                         5/15/23 (144A)                                                       316,436
                                                                                          -----------
                         Total Pharmaceuticals, Biotechnology & Services                  $   682,261
-----------------------------------------------------------------------------------------------------
                         REAL ESTATE -- 0.5%
                         Specialized REIT -- 0.5%
   100,000               Iron Mountain, Inc., 5.75%, 8/15/24                              $    99,125
                                                                                          -----------
                         Total Real Estate                                                $    99,125
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------
                         RETAILING -- 0.7%
                         Apparel Retail -- 0.1%
    30,000               L Brands, Inc., 5.25%, 2/1/28                                    $    25,800
-----------------------------------------------------------------------------------------------------
                         Department Stores -- 0.4%
   100,000               JC Penney Corp., Inc., 8.625%, 3/15/25 (144A)                    $    74,000
-----------------------------------------------------------------------------------------------------
                         Specialty Stores -- 0.2%
    60,000               PetSmart, Inc., 5.875%, 6/1/25 (144A)                            $    48,675
                                                                                          -----------
                         Total Retailing                                                  $   148,475
-----------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 3.8%
                         Data Processing & Outsourced Services -- 2.7%
   192,000               Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)              $   196,320
   195,000               Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
                         5/1/25 (144A)                                                        184,763
   146,000               First Data Corp., 5.0%, 1/15/24 (144A)                               146,299
                                                                                          -----------
                                                                                          $   527,382
-----------------------------------------------------------------------------------------------------
                         IT Consulting & Other Services -- 1.1%
   187,000               Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                 $   184,078
    40,000               Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                          40,988
                                                                                          -----------
                                                                                          $   225,066
                                                                                          -----------
                         Total Software & Services                                        $   752,448
-----------------------------------------------------------------------------------------------------
                         TECHNOLOGY HARDWARE & EQUIPMENT -- 2.6%
                         Communication Equipment -- 1.7%
   138,000               CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                 $   142,830
   195,000               Plantronics, Inc., 5.5%, 5/31/23 (144A)                              193,537
                                                                                          -----------
                                                                                          $   336,367
-----------------------------------------------------------------------------------------------------
                         Computer Hardware, Storage & Peripherals -- 0.1%
    35,000               Diebold Nixdorf, Inc., 8.5%, 4/15/24                             $    24,719
-----------------------------------------------------------------------------------------------------
                         Electronic Equipment & Instruments -- 0.3%
    60,000               Itron, Inc., 5.0%, 1/15/26 (144A)                                $    57,192
-----------------------------------------------------------------------------------------------------
                         Electronic Manufacturing Services -- 0.5%
   100,000               TTM Technologies, Inc., 5.625%, 10/1/25 (144A)                   $    99,500
                                                                                          -----------
                         Total Technology Hardware & Equipment                            $   517,778
-----------------------------------------------------------------------------------------------------
                         TELECOMMUNICATION SERVICES -- 8.2%
                         Integrated Telecommunication Services -- 4.6%
   200,000               Altice France SA, 7.375%, 5/1/26 (144A)                          $   196,500
   100,000               CenturyLink, Inc., 6.45%, 6/15/21                                    104,000
   200,000               CyrusOne LP/CyrusOne Finance Corp., 5.0%, 3/15/24                    202,500
   100,000               Frontier Communications Corp., 8.5%, 4/1/26 (144A)                    94,080
    75,000               Frontier Communications Corp., 11.0%, 9/15/25                         57,375
   150,000               Level 3 Financing, Inc., 5.375%, 5/1/25                              148,125

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 25

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------
                         Integrated Telecommunication Services -- (continued)
    40,000               Windstream Services LLC/Windstream Finance Corp.,
                         8.625%, 10/31/25 (144A)                                          $    37,300
   132,000               Windstream Services LLC/Windstream Finance Corp.,
                         8.75%, 12/15/24 (144A)                                                72,600
                                                                                          -----------
                                                                                          $   912,480
-----------------------------------------------------------------------------------------------------
                         Wireless Telecommunication Services -- 3.6%
   200,000               Altice Financing SA, 7.5%, 5/15/26 (144A)                        $   191,000
   185,000               Sprint Corp., 7.125%, 6/15/24                                        191,938
   192,000               Sprint Corp., 7.25%, 9/15/21                                         201,300
    50,000               Sprint Corp., 7.625%, 3/1/26                                          52,508
   100,000               T-Mobile USA, Inc., 4.75%, 2/1/28                                     94,180
                                                                                          -----------
                                                                                          $   730,926
                                                                                          -----------
                         Total Telecommunication Services                                 $ 1,643,406
-----------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 0.5%
                         Airlines -- 0.5%
    99,000               DAE Funding LLC, 5.0%, 8/1/24 (144A)                             $    97,268
                                                                                          -----------
                         Total Transportation                                             $    97,268
-----------------------------------------------------------------------------------------------------
                         UTILITIES -- 5.0%
                         Electric Utilities -- 0.8%
   100,000               NextEra Energy Operating Partners LP, 4.25%,
                         9/15/24 (144A)                                                   $    97,500
    60,000               Vistra Operations Co. LLC, 5.5%, 9/1/26 (144A)                        60,807
                                                                                          -----------
                                                                                          $   158,307
-----------------------------------------------------------------------------------------------------
                         Gas Utilities -- 1.1%
   101,000               DCP Midstream Operating LP, 3.875%, 3/15/23                      $    98,475
    20,000               DCP Midstream Operating LP, 5.375%, 7/15/25                           20,500
   100,000               Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/1/21                  91,500
                                                                                          -----------
                                                                                          $   210,475
-----------------------------------------------------------------------------------------------------
                         Independent Power Producers & Energy Traders -- 3.1%
   216,000               Calpine Corp., 5.75%, 1/15/25                                    $   196,020
    95,000               NRG Energy, Inc., 6.25%, 5/1/24                                       98,325
   159,000               NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
                         12/15/25 (144A)                                                      174,701
   120,000               Talen Energy Supply LLC, 4.6%, 12/15/21                              104,100
    50,000               TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                  48,750
                                                                                          -----------
                                                                                          $   621,896
                                                                                          -----------
                         Total Utilities                                                  $   990,678
-----------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS
                         (Cost $18,417,661)                                               $18,027,035
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------
                         SENIOR SECURED FLOATING RATE LOAN
                         INTERESTS -- 3.5% of Net Assets*(c)
                         CAPITAL GOODS -- 0.9%
                         Aerospace & Defense -- 0.3%
    60,598               MacDonald, Dettwiler and Associates, Ltd. (aka Maxar),
                         Initial Term B Loan, 4.83% (LIBOR + 275 bps), 10/4/24            $    59,473
-----------------------------------------------------------------------------------------------------
                         Industrial Conglomerates -- 0.6%
   117,923               Filtration Group Corp., Initial Dollar Term Loan, 5.076%
                         (LIBOR + 300 bps), 3/29/25                                       $   118,503
                                                                                          -----------
                         Total Capital Goods                                              $   177,976
-----------------------------------------------------------------------------------------------------
                         HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                         Personal Products -- 0.4%
    98,930               Revlon Consumer Products Corp., Initial Term B Loan,
                         5.811% (LIBOR + 350 bps), 9/7/23                                 $    74,404
                                                                                          -----------
                         Total Household & Personal Products                              $    74,404
-----------------------------------------------------------------------------------------------------
                         MATERIALS -- 0.3%
                         Diversified Metals & Mining -- 0.3%
    55,000               Aleris International, Inc., Initial Term Loan, 6.826%
                         (LIBOR + 475 bps), 2/27/23                                       $    55,894
                                                                                          -----------
                         Total Materials                                                  $    55,894
-----------------------------------------------------------------------------------------------------
                         MEDIA -- 1.4%
                         Broadcasting -- 1.4%
    98,871               A-L Parent LLC (aka Learfield Communications), First
                         Lien Initial Term Loan, 5.33% (LIBOR + 325 bps), 12/1/23         $    99,736
   172,453               CBS Radio, Inc., Additional Term B-1 Loan, 4.816%
                         (LIBOR + 275 bps), 11/18/24                                          171,159
    20,913               Hubbard Radio LLC, Term Loan, 5.08% (LIBOR + 300 bps),
                         3/28/25                                                               20,982
                                                                                          -----------
                         Total Media                                                      $   291,877
-----------------------------------------------------------------------------------------------------
                         RETAILING -- 0.4%
                         Department Stores -- 0.4%
    99,221               Neiman Marcus Group, Ltd. LLC, Other Term Loan,
                         5.33% (LIBOR + 325 bps), 10/25/20                                $    92,461
                                                                                          -----------
                         Total Retailing                                                  $    92,461
-----------------------------------------------------------------------------------------------------
                         UTILITIES -- 0.1%
                         Independent Power Producers & Energy Traders -- 0.1%
    20,269               TerraForm AP Acquisition Holdings LLC, Term Loan, 6.584%
                         (LIBOR + 425 bps), 6/27/22                                       $    20,314
                                                                                          -----------
                         Total Utilities                                                  $    20,314
-----------------------------------------------------------------------------------------------------
                         TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                         (Cost $726,162)                                                  $   712,926
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 27

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY OBLIGATION --
                         2.0% of Net Assets
   400,000(d)            U.S. Treasury Bills, 9/6/18                                      $   399,958
-----------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                         (Cost $399,895)                                                  $   399,958
-----------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.4%
                         (Cost $20,090,494)                                               $19,688,936
-----------------------------------------------------------------------------------------------------
                         OTHER ASSETS AND LIABILITIES -- 1.6%                             $   324,512
-----------------------------------------------------------------------------------------------------
                         NET ASSETS -- 100.0%                                             $20,013,448
=====================================================================================================

bps       Basis Points.

LIBOR     London Interbank Offered Rate.

PRIME     U.S. Federal Funds Rate.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2018, the value of these securities amounted to $10,082,140, or 50.4% of net assets.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at August 31, 2018.

(a)       Security is perpetual in nature and has no stated maturity date.

(b) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2018.

(c) Floating rate note. Coupon rate, reference index and spread shown at August 31, 2018.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2018, aggregated $22,422,171 and $22,885,811, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $1,001,591 and $--, respectively, resulting in gain/loss of $--.

At August 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $20,093,406 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                                 $ 130,209
    Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value                                   (534,679)
                                                                                 ---------
    Net unrealized depreciation                                                  $(404,470)
                                                                                 ---------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2018, in valuing the Fund's investments.

------------------------------------------------------------------------------------------
                                      Level 1      Level 2         Level 3     Total
------------------------------------------------------------------------------------------
Convertible Preferred Stocks          $249,036     $        --     $ --        $   249,036
Convertible Corporate Bonds                 --         299,981       --            299,981
Corporate Bonds                             --      18,027,035       --         18,027,035
Senior Secured Floating
  Rate Loan Interests                       --         712,926       --            712,926
U.S. Government and
  Agency Obligation                         --         399,958       --            399,958

Total Investments in Securities       $249,036     $19,439,900     $ --        $19,688,936
==========================================================================================

During the year ended August 31, 2018, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 29

Statement of Assets and Liabilities | 8/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $20,090,494)            $19,688,936
  Cash                                                                             98,850
  Receivables --
     Dividends                                                                      1,406
     Interest                                                                     337,225
  Due from the Adviser                                                             24,736
  Other assets                                                                     14,596
------------------------------------------------------------------------------------------
       Total assets                                                           $20,165,749
==========================================================================================
LIABILITIES:
  Payables --
     Administrative fees                                                      $     1,356
     Distributions                                                                 75,539
     Professional fees                                                             46,192
     Printing expense                                                               8,862
     Trustees' fees                                                                 1,142
  Due to affiliates
     Management fees                                                               11,825
     Other due to affiliates                                                          886
  Accrued expenses                                                                  6,499
------------------------------------------------------------------------------------------
       Total liabilities                                                      $   152,301
==========================================================================================
NET ASSETS:
  Paid-in capital                                                             $20,504,493
  Undistributed net investment income                                              43,630
  Accumulated net realized loss on investments                                   (133,117)
  Net unrealized depreciation on investments                                     (401,558)
------------------------------------------------------------------------------------------
       Net assets                                                             $20,013,448
==========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $8,008,873/803,298 shares)                                $      9.97
  Class C (based on $3,983,438/399,860 shares)                                $      9.96
  Class Y (based on $8,021,137/804,454 shares)                                $      9.97
MAXIMUM OFFERING PRICE:
  Class A ($9.97 / 95.5%)                                                     $     10.44
==========================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

Statement of Operations

For the Year Ended 8/31/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                $1,136,350
  Dividends from unaffiliated issuers                                   14,035
-----------------------------------------------------------------------------------------------
       Total investment income                                                      $1,150,385
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $  121,267
  Administrative expense                                                43,599
  Transfer agent fees
     Class A                                                                19
     Class C                                                                15
     Class Y                                                                62
  Distribution fees
     Class A                                                            20,219
     Class C                                                            40,276
  Shareowner communications expense                                        649
  Custodian fees                                                         6,611
  Registration fees                                                     50,247
  Professional fees                                                     49,896
  Printing expense                                                      37,941
  Pricing fees                                                          12,522
  Trustees' fees                                                         6,965
  Insurance expense                                                      1,708
  Miscellaneous                                                          3,652
-----------------------------------------------------------------------------------------------
     Total expenses                                                                 $  395,648
     Less fees waived and expenses reimbursed by the Adviser                          (182,841)
-----------------------------------------------------------------------------------------------
     Net expenses                                                                   $  212,807
-----------------------------------------------------------------------------------------------
       Net investment income                                                        $  937,578
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                            $  (86,017)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                            $ (341,816)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                            $ (427,833)
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $  509,745
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 31

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                   Year
                                                                   Ended               1/3/17 (a)
                                                                   8/31/18             to 8/31/17
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $    937,578        $   187,387
Net realized gain (loss) on investments                                 (86,017)            61,674
Change in net unrealized appreciation (depreciation)
  on investments                                                       (341,816)           (59,742)
-----------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations          $    509,745        $   189,319
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.46 and $0.28 per share, respectively)             $   (365,959)       $   (73,903)
     Class C ($0.38 and $0.23 per share, respectively)                 (152,224)           (30,917)
     Class Y ($0.48 and $0.29 per share, respectively)                 (387,078)           (77,862)
Net realized gain:
     Class A ($0.05 and $-- per share, respectively)                    (42,356)                --
     Class C ($0.05 and $-- per share, respectively)                    (21,136)                --
     Class Y ($0.05 and $-- per share, respectively)                    (42,395)                --
-----------------------------------------------------------------------------------------------------
       Total distributions to shareowners                          $ (1,011,148)       $  (182,682)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                  $ 20,516,902        $20,000,000(b)
Reinvestment of distributions                                           327,726            182,682
Cost of shares repurchased                                          (20,519,096)                --
-----------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
       share transactions                                          $    325,532        $20,182,682
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                         $   (175,871)       $20,189,319
NET ASSETS:
Beginning of period                                                $ 20,189,319        $        --
-----------------------------------------------------------------------------------------------------
End of period                                                      $ 20,013,448        $20,189,319
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                                $     43,630        $     9,613
=====================================================================================================

(a)   Class A, Class C and Class Y shares commenced operations on January 3,
      2017.

(b) At August 31, 2017 the Adviser owned 100.0% of the value of the outstanding shares of Pioneer Corporate High Yield Fund.


The accompanying notes are an integral part of these financial statements.

32 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

---------------------------------------------------------------------------------------------
                                       Year         Year
                                       Ended        Ended           1/3/17*       1/3/17*
                                       8/31/18      8/31/18         to 8/31/17    to 8/31/17
                                       Shares       Amount          Shares        Amount
---------------------------------------------------------------------------------------------
Class A
Shares sold                             803,296     $ 8,201,723     783,090       $8,000,000
Reinvestment of distributions            12,871         132,015       7,237           73,903
Less shares repurchased                (803,196)     (8,200,629)         --               --
---------------------------------------------------------------------------------------------
     Net increase                        12,971     $   133,109     790,327       $8,073,903
=============================================================================================
Class C
Shares sold                             402,165     $ 4,101,707     391,829       $4,000,000
Reinvestment of distributions             5,698          58,368       3,030           30,917
Less shares repurchased                (402,861)     (4,108,583)         --               --
---------------------------------------------------------------------------------------------
     Net increase                         5,002     $    51,492     394,859       $4,030,917
=============================================================================================
Class Y
Shares sold                             804,453     $ 8,213,472     783,090       $8,000,000
Reinvestment of distributions            13,389         137,343       7,624           77,862
Less shares repurchased                (804,102)     (8,209,884)         --               --
---------------------------------------------------------------------------------------------
     Net increase                        13,740     $   140,931     790,714       $8,077,862
=============================================================================================

*     Class A, Class C and Class Y shares commenced operations on January 3,
      2017.


The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 33

Financial Highlights

----------------------------------------------------------------------------------------------
                                                                      Year
                                                                      Ended        1/3/17* to
                                                                      8/31/18      8/31/17
----------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $10.22       $10.00
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                    $ 0.47       $ 0.29
  Net realized and unrealized gain (loss) on investments               (0.21)        0.21
----------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $ 0.26       $ 0.50
----------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $(0.46)      $(0.28)
  Net realized gain                                                    (0.05)          --
----------------------------------------------------------------------------------------------
Total distributions                                                   $(0.51)      $(0.28)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $(0.25)      $ 0.22
----------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.97       $10.22
==============================================================================================
Total return (b)                                                        2.60%        5.00%(c)
Ratio of net expenses to average net assets                             1.01%        1.02%(d)
Ratio of net investment income (loss) to average net assets             4.68%        4.40%(d)
Portfolio turnover rate                                                  114%         113%(d)
Net assets, end of period (in thousands)                              $8,009       $8,076
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                  1.91%        3.89%(d)
  Net investment income (loss) to average net assets                    3.78%        1.53%(d)
==============================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

*     Class A shares commenced operations on January 3, 2017.


The accompanying notes are an integral part of these financial statements.

34 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

----------------------------------------------------------------------------------------------
                                                                    Year
                                                                    Ended          1/3/17* to
                                                                    8/31/18        8/31/17
----------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $10.21         $10.00
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                  $ 0.40         $ 0.24
  Net realized and unrealized gain (loss) on investments             (0.22)          0.20
----------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $ 0.18         $ 0.44
----------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $(0.38)        $(0.23)
  Net realized gain                                                  (0.05)            --
----------------------------------------------------------------------------------------------
Total distributions                                                 $(0.43)        $(0.23)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $(0.25)        $ 0.21
----------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 9.96         $10.21
==============================================================================================
Total return (b)                                                      1.84%          4.44%(c)
Ratio of net expenses to average net assets                           1.75%          1.75%(d)
Ratio of net investment income (loss) to average net assets           3.94%          3.67%(d)
Portfolio turnover rate                                                114%           113%(d)
Net assets, end of period (in thousands)                            $3,983         $4,032
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                2.65%          4.63%(d)
  Net investment income (loss) to average net assets                  3.04%          0.79%(d)
==============================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

*     Class C shares commenced operations on January 3, 2017.


The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 35

---------------------------------------------------------------------------------------------
                                                                   Year
                                                                   Ended          1/3/17* to
                                                                   8/31/18        8/31/17
---------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $10.22         $10.00
---------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                 $ 0.50         $ 0.31
  Net realized and unrealized gain (loss) on investments            (0.22)          0.20
---------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $ 0.28         $ 0.51
---------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $(0.48)        $ 0.29)
  Net realized gain                                                 (0.05)            --
---------------------------------------------------------------------------------------------
Total distributions                                                $(0.53)        $(0.29)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $(0.25)        $ 0.22
---------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 9.97         $10.22
=============================================================================================
Total return (b)                                                     2.86%          5.14%(c)
Ratio of net expenses to average net assets                          0.75%          0.75%(d)
Ratio of net investment income (loss) to average net assets          4.94%          4.67%(d)
Portfolio turnover rate                                               114%           113%(d)
Net assets, end of period (in thousands)                           $8,021         $8,081
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                               1.66%          3.63%(d)
  Net investment income (loss) to average net assets                 4.03%          1.79%(d)
=============================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

*     Class Y commenced operations on January 3, 2017.


The accompanying notes are an integral part of these financial statements.

36 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

Notes to Financial Statements | 8/31/18

1. Organization and Significant Accounting Policies

Pioneer Corporate High Yield Fund (formerly Pioneer U.S. Corporate High Yield
Fund) (the "Fund") is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of current income and long-term capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y commenced operations on January 3, 2017. Class K shares had not commenced operations as of August 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 37

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is

38 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At August 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 39

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At August 31, 2018, the Fund reclassified $1,700 to increase undistributed net investment income and $1,700 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      The Fund has elected to defer $130,205 of capital losses recognized between November 1, 2017 and August 31, 2018 to its fiscal year ending August 31, 2019.

40 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

      The tax character of distributions paid during the year ended August 31, 2018 and period ended August 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                            2018            2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                  $1,011,148       $182,682
      --------------------------------------------------------------------------
          Total                                        $1,011,148       $182,682
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                   $ 119,169
      Current year late year loss deferral                             (130,205)
      Current year dividend payable                                     (75,539)
      Net unrealized depreciation                                      (404,470)
      --------------------------------------------------------------------------
          Total                                                       $(491,045)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned no underwriting commissions on the sale of Class A shares during the year ended August 31, 2018.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 41 the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset

42 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

      Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion and 0.55% on assets over $1 billion. For the year ended August 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.60% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.05%, 1.80% and 0.75% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2018 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 43

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,219 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                     $629
Class C                                                                        5
Class Y                                                                       15
--------------------------------------------------------------------------------
 Total                                                                      $649
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $492 in distribution fees payable to the Distributor at August 31, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of

44 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2018, no CDSCs were paid to Distributor.

5. Change in Investments Policies

Effective February 1, 2018, the Fund's name changed from Pioneer U.S. Corporate High Yield Fund to Pioneer Corporate High Yield Fund, and the following investment policy changes became effective:

   Principal investment strategies

   Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in below investment grade (high yield) debt of corporate issuers.

   In connection with this change:

     - The Fund's 15% limitation on investing in securities of non-U.S. issuers is eliminated.

     - References to "debt of U.S. corporate issuers" are replaced with "debt of corporate issuers".

In addition, the following investment policy is revised to clarify that the Fund may invest in municipal obligations, subject to the above 80% policy.

     The Fund may invest in debt securities and other obligations of U.S. and non-U.S. governmental entities, including municipal issuers, as well as corporate and other non-governmental entities.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer Corporate High Yield Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Corporate High Yield Fund (formerly Pioneer U.S. Corporate High Yield Fund) (the "Fund"), one of the funds constituting Pioneer Series Trust V (the "Trust"), including the schedule of investments, as of August 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the statement of changes in net assets and financial highlights for the year ended August 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended August 31, 2014, August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended August 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over

46 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
October 25, 2018

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 47

ADDITIONAL INFORMATION

For the year ended August 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2018 form 1099-DIV.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 80.78%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

48 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and
(x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 49

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

50 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)           Trustee since 2016.   Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board          Serves until a        present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee                    successor trustee is  Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                               elected or earlier    Inc. (technology products for securities        processing provider for
                               retirement or         lending industry); and Senior Executive Vice    financial services industry)
                               removal.              President, The Bank of New York (financial and  (2009 - present); Director,
                                                     securities services) (1986 - 2004)              Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)             Trustee since 2016.   Managing Partner, Federal City Capital          Director of New York Mortgage
Trustee                        Serves until a        Advisors (corporate advisory services           Trust (publicly -traded
                               successor trustee is  company) (1997 - 2004 and 2008 - present);      mortgage REIT) (2004 - 2009,
                               elected or earlier    Interim Chief Executive Officer, Oxford         2012 - present); Director of
                               retirement or         Analytica, Inc. (privately held research and    The Swiss Helvetia Fund, Inc.
                               removal.              consulting company) (2010); Executive Vice      (closed-end fund) (2010 -
                                                     President and Chief Financial Officer,          2017); Director of Oxford
                                                     I-trax, Inc. (publicly traded health care       Analytica, Inc. (2008 -
                                                     services company) (2004 - 2007); and Executive  2015); and Director of
                                                     Vice President and Chief Financial Officer,     Enterprise Community
                                                     Pedestal Inc. (internet-based mortgage trading  Investment, Inc. (privately-
                                                     company) (2000 - 2002); Private Consultant      held affordable housing
                                                     (1995 - 1997); Managing Director, Lehman        finance company) (1985 - 2010)
                                                     Brothers (1992 - 1995); and Executive, The
                                                     World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)      Trustee since 2016.   William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                        Serves until a        Economy, Harvard University (1972 - present)    Funds Investment Trust and
                               successor trustee is                                                  Mellon Institutional Funds
                               elected or earlier                                                    Master Portfolio (oversaw 17
                               retirement or                                                         portfolios in fund complex)
                               removal.                                                              (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)      Trustee since 2016.   Founding Director, Vice-President and           None
Trustee                        Serves until a        Corporate Secretary, The Winthrop Group,
                               successor trustee is  Inc. (consulting firm) (1982 - present);
                               elected or earlier    Desautels Faculty of Management, McGill
                               retirement or         University (1999 - 2017); and Manager of
                               removal.              Research Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 51

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)       Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds        None
Trustee                        (Advisory Trustee     (healthcare workers union pension funds)
                               from 2014 - 2017).    (2001 - present); Vice President -
                               Serves until          International Investments Group, American
                               a successor trustee   International Group, Inc. (insurance company)
                               is elected or         (1993 - 2001); Vice President - Corporate
                               earlier retirement    Finance and Treasury Group, Citibank, N.A.
                               or removal.           (1980 - 1986 and 1990 - 1993); Vice
                                                     President - Asset/Liability Management
                                                     Group, Federal Farm Funding Corporation
                                                     (government-sponsored issuer of debt
                                                     securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988); and Mortgage
                                                     Strategies Group, Drexel Burnham Lambert, Ltd.
                                                     (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)       Trustee since 2016.   President and Chief Executive Officer, Newbury   Director of New America High
Trustee                        Serves until a        Piret Company (investment banking firm)          Income Fund, Inc.
                               successor trustee     (1981 - present)                                 (closed-end investment
                               is elected or                                                          company) (2004 - present);
                               earlier retirement                                                     and Member, Board of
                               or removal.                                                            Governors, Investment
                                                                                                      Company Institute
                                                                                                      (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)         Trustee since 2014.   Consultant (investment company services)         None
Trustee                        Serves until a        (2012 - present); Executive Vice President,
                               successor trustee     BNY Mellon (financial and investment company
                               is elected or         services) (1969 - 2012); Director, BNY
                               earlier retirement    International Financing Corp. (financial
                               or removal.           services) (2002 - 2012); and Director, Mellon
                                                     Overseas Investment Corp. (financial services)
                                                     (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*            Trustee since 2017.   Director, CEO and President of Amundi Pioneer    None
Trustee, President and         Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer        successor trustee     2014); Director, CEO and President of Amundi
                               is elected or         Pioneer Asset Management, Inc. (since
                               earlier retirement    September 2014); Director, CEO and President
                               or removal.           of Amundi Pioneer Distributor, Inc. (since
                                                     September 2014); Director, CEO and President
                                                     of Amundi Pioneer Institutional Asset
                                                     Management, Inc. (since September 2014);
                                                     Chair, Amundi Pioneer Asset Management USA,
                                                     Inc., Amundi Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional Asset Management,
                                                     Inc. (September 2014 - 2018); Managing
                                                     Director, Morgan Stanley Investment
                                                     Management (2010 - 2013); and Director of
                                                     Institutional Business, CEO of International,
                                                     Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*        Trustee since 2014.   Director and Executive Vice President (since     None
Trustee                        Serves until a        2008) and Chief Investment Officer, U.S.
                               successor trustee     (since 2010) of Amundi Pioneer Asset
                               is elected or         Management USA, Inc.; Executive Vice
                               earlier retirement    President and Chief Investment Officer,
                               or removal.           U.S. of Amundi Pioneer (since 2008);
                                                     Executive Vice President of Amundi
                                                     Pioneer Institutional Asset Management,
                                                     Inc. (since 2009); and Portfolio Manager
                                                     of Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 53

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)     Since 2016. Serves    Vice President and Associate General Counsel     None
Secretary and Chief            at the discretion     of Amundi Pioneer since January 2008;
Legal Officer                  of the Board.         Secretary and Chief Legal Officer of all of
                                                     the Pioneer Funds since June 2010; Assistant
                                                     Secretary of all of the Pioneer Funds from
                                                     September 2003 to May 2010; and Vice
                                                     President and Senior Counsel of Amundi
                                                     Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)         Since 2016. Serves    Fund Governance Director of Amundi Pioneer       None
Assistant Secretary            at the discretion     since December 2006 and Assistant Secretary
                               of the Board.         of all the Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of Amundi Pioneer
                                                     from December 2003 to November 2006; and
                                                     Senior Paralegal of Amundi Pioneer from
                                                     January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)              Since 2016. Serves    Senior Counsel of Amundi Pioneer since May       None
Assistant Secretary            at the discretion     2013 and Assistant Secretary of all the
                               of the Board.         Pioneer Funds since June 2010; and Counsel
                                                     of Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2016. Serves    Vice President - Fund Treasury of Amundi         None
Treasurer and Chief            at the discretion     Pioneer; Treasurer of all of the Pioneer Funds
Financial and Accounting       of the Board.         since March 2008; Deputy Treasurer of Amundi
Officer                                              Pioneer from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the Pioneer Funds
                                                     from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)          Since 2016. Serves    Director - Fund Treasury of Amundi Pioneer;      None
Assistant Treasurer            at the discretion     and Assistant Treasurer of all of the Pioneer
                               of the Board.         Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)             Since 2016. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer; and Assistant Treasurer of all of the
                               of the Board.         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2016. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer since November 2008; Assistant Treasurer
                               of the Board.         of all of the Pioneer Funds since January 2009;
                                                     and Client Service Manager - Institutional
                                                     Investor Services at State Street Bank from
                                                     March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2016. Serves    Chief Compliance Officer of Amundi Pioneer       None
Chief Compliance Officer       at the discretion of  and of all the Pioneer Funds since March
                               the Board.            2010; Chief Compliance Officer of Amundi
                                                     Pioneer Institutional Asset Management, Inc.
                                                     since January 2012; Chief Compliance
                                                     Officer of Vanderbilt Capital Advisors, LLC
                                                     since July 2012: Director of Adviser and
                                                     Portfolio Compliance at Amundi Pioneer
                                                     since October 2005; and Senior Compliance
                                                     Officer for Columbia Management Advisers,
                                                     Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)           Since 2016. Serves    Vice President - Investor Services Group         None
Anti-Money                     at the discretion of  of Amundi Pioneer and Anti-Money Laundering
Laundering Officer             the Board.            Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 55

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                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 57

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58 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

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                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/18 59

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60 Pioneer Corporate High Yield Fund | Annual Report | 8/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 30494-01-1018


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $99,000 payable to Ernst & Young LLP for the year ended
August 31, 2018 and $96,000
for the year ended August 31, 2017.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $26,171
payable to Ernst & Young LLP for the year ended
August 31, 2018 and $26,171
for the year ended August 31, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $26,171 payable to Ernst & Young LLP for the year ended
August 31, 2018 and $26,171 for the year ended August 31, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)  Pioneer Series Trust V


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2018

* Print the name and title of each signing officer under his or her signature.